SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934.

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
[ ] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule
    14a-11(c) or Rule 14a-12

                       FRONTIER ADJUSTERS OF AMERICA, INC.
                       -----------------------------------
                (Name of Registrant as Specified In Its Charter)


               ---------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    5)  Total fee paid:

        ------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:

            --------------------------------------------------------------------
        2)  Form, Schedule or Registration Statement No.:

            --------------------------------------------------------------------
        3)  Filing Party:

            --------------------------------------------------------------------
        4)  Date Filed:

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
                       FRONTIER ADJUSTERS OF AMERICA, INC.

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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                __________, 1999

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         The Annual Meeting of  Shareholders  of Frontier  Adjusters of America,
Inc.,  an  Arizona  corporation  (the  "Company"),  will be held on  __________,
February   __,   1999   at   9:00   a.m.   (Phoenix,   Arizona   time)   at_____
_______________________, for the following purposes:

         1. To consider and vote upon the approval of the investment of an aggregate of $6,836,067 in the Company by United Financial Adjusting Company, an Ohio corporation ("UFAC"), which is a wholly-owned subsidiary of The Progressive Corporation, an Ohio corporation, to be effected through the sale by the Company of 5,258,513 shares of the Company's Series A Convertible Voting Preferred Stock, par value $.01 per share, at a purchase price of $1.30 per share, pursuant to the provisions of a Stock Purchase Agreement between the Company and UFAC, as more fully described in the attached Proxy Statement;

         2. To elect directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified;

         3. To ratify the appointment of McGladrey and Pullen, LLP, Certified Public Accountants, as the auditors of the Company for the Company's fiscal year ending June 30, 1999; and

         4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on January 5, 1999 are entitled to notice of and to vote at the Meeting.

         All shareholders are cordially invited to attend the Meeting in person. To assure your representation at the Meeting, however, you are urged to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Meeting may vote in person even if he or she previously has returned a proxy.

         YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                                  By Order of the Board of Directors,


Phoenix, Arizona                  James S. Rocke
__________, 1999                  Secretary

                      FRONTIER ADJUSTERS OF AMERICA, INC.
                              45 EAST MONTEREY WAY
                             PHOENIX, ARIZONA 85011

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                                 PROXY STATEMENT

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         Shareholders are urged to read this Proxy Statement in its entirety. As used herein, the "Company" means Frontier Adjusters of America, Inc., an Arizona corporation, and/or its subsidiaries and "UFAC" means United Financial Adjusting Company, an Ohio corporation, which is a wholly-owned subsidiary of The
Progressive   Corporation,   an  Ohio   corporation   ("Progressive").   Certain
capitalized terms used in this Summary are defined elsewhere in this Proxy Statement.

GENERAL

         The enclosed proxy is solicited on behalf of the Company by the Company's board of directors (the "Board" or "Board of Directors") for use at the Company's Annual Meeting of Shareholders to be held on _________, February __, 1999 at 9:00 a.m. (Phoenix, Arizona time) (the "Meeting"), or at any adjournment thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Meeting of Shareholders. The Meeting will be held at
________________________________________________________.

         These proxy solicitation materials were first mailed on or about January 15, 1999, to all shareholders entitled to vote at the Meeting.

         The mailing address of the Company's principal executive office is 45 East Monterey Way, Phoenix Arizona 85011.

RECORD DATE

         The Board of Directors has fixed the close of business on January 5, 1999 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

REVOCABILITY OF PROXIES

         Any person giving a proxy may revoke the proxy at any time before its use by delivering to the Company written notice of revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

VOTING SECURITIES AND VOTING RIGHTS

         On the Record Date, the Company had outstanding 4,605,358 shares of common stock, par value $0.01 per share (the "Common Stock"), with each share entitling its owner of record to one vote on all matters submitted to shareholders at the Meeting. Each holder of Common Stock voting at the Meeting, either in person or by proxy, may cast one vote per share of Common Stock held on all matters to be voted upon at the Meeting.

         The presence, in person or by proxy, at the Meeting of shareholders entitled to cast a majority of all votes entitled to be cast at such meeting, shall constitute a quorum. Assuming that a quorum is present, the affirmative vote of a majority of the shares of the Company present in person or represented by proxy at the

Meeting and entitled to vote is required (i) to approve the Transaction (as defined herein), (ii) for the election of directors, (iii) for the ratification of the appointment of McGladrey and Pullen, LLP, as the independent auditors of the Company for the fiscal year ending June 30, 1999, and (iv) to transact such other business as may properly come before the Meeting or any adjournment thereof.

         Shareholders are not entitled under Arizona law to appraisal rights with respect to the Transaction.

         Arizona law requires cumulative voting in elections for directors, which means that each shareholder may cast the number of votes that is equal to the number of shares held of record, multiplied by the number of directors to be elected. Each shareholder may cast the whole number of votes for one candidate or distribute such votes among two or more candidates. The enclosed proxy does not seek discretionary authority to cumulate votes in election of directors.

         Votes cast by proxy or in person at the Meeting will be tabulated by the election inspectors appointed for the Meeting and will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. Thus, an abstention will have the same effect as a vote against the Transaction. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

VOTING OF PROXIES

         When  a  proxy  is  properly  executed  and  returned,  the  shares  it represents will be voted at the Meeting as directed. Unless otherwise instructed, shares represented by proxy will be voted (i) "for" the Transaction,
(ii) "for" the election of the nominees set forth in this Proxy  Statement,  and
(iii) "for" the ratification of the appointment of McGladrey and Pullen, LLP, as the independent auditors of the Company for the fiscal year ending June 30, 1999. If any other matters should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote each proxy in accordance with their best judgment on such matter.

SOLICITATION

         The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of the Company's directors and officers, personally or by telephone or telegram, without additional compensation.

ANNUAL REPORT AND OTHER MATTERS

         The 1998 Annual Report to Shareholders, which was mailed to shareholders with or preceding this Proxy Statement, contains financial and other information about the Company, but, except for the Financial Statements contained therein, is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The information contained in the "Report of Compensation Committee" below and "Company Performance" below shall not be deemed "filed" with the Securities and Exchange Commission (the "SEC") or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

         The Company will provide upon written request, without charge to each shareholder of record as of the Record Date, a copy of the Company's annual report on Form 10-K for the fiscal year ended June 30, 1998, as filed with the SEC. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense incurred by the Company in furnishing such exhibit. Any such requests should be directed to the Company's Secretary at the Company's executive office set forth in this Proxy Statement.

                                  PROPOSAL ONE

                                 THE TRANSACTION

                  At the Meeting, and at any adjournments thereof, shareholders of the Company will be asked to consider and vote upon the investment of an aggregate of $6,836,067 in the Company by UFAC, to be effected through the sale by the Company of 5,258,513 shares of the Company's Series A Convertible Voting Preferred Stock, par value $.01 per share (the "Preferred Shares"), at a purchase price of $1.30 per share (the "Transaction"), pursuant to the provisions of the Stock Purchase Agreement, dated November 20, 1998, between the Company and UFAC (the "Stock Purchase Agreement"). Upon the satisfaction of the conditions to the closing (the "Closing") as set forth in the Stock Purchase Agreement, the Company shall issue and deliver the Preferred Shares to UFAC and UFAC shall deliver $6,836,067 to the Company in exchange for the Preferred Shares. As soon as practicable after the Closing, pursuant to the Stock Purchase Agreement, the Company plans to make a tender offer (the "Tender Offer") in which the Company will offer to purchase up to 1,000,000 shares of Common Stock at a price of $2.90 per share. The Company also plans to make a distribution to shareholders in the amount of $1.60 (the "Distribution") per each share of Common Stock not tendered in the Tender Offer (or not accepted by the Company if tendered in the Tender Offer). See "Potential Benefits to the Transaction--Return to Shareholders." After the Closing (assuming 1,000,000 shares have been tendered in the Tender Offer and assuming there have been no other changes in the number of outstanding shares), UFAC will own, upon conversion of the Preferred Shares, approximately 59.3% of the outstanding Common Stock and 57.7% of the outstanding Common Stock on a fully diluted basis. Pursuant to the terms thereof, each Preferred Share may be converted into one
(1) share of Common Stock. Such conversion may not occur prior to the earlier of the record date for the Distribution or May __, 1999. Each member of the Board of Directors has stated his or her intention to waive his or her right to participate in the Tender Offer with respect to all shares of the Common Stock beneficially owned by such director. UFAC has agreed not to participate in the Tender Offer and will not participate in the Distribution. The full text of the Stock Purchase Agreement is included as Appendix A to this Proxy Statement.

         The Transaction also involves a number of additional terms established pursuant to the Stock Purchase Agreement, the Service Agreement to be entered into between the Company and UFAC (the "Service Agreement"), and the Registration Rights Agreement to be entered into between the Company and UFAC (the "Registration Rights Agreement"), including, among others: (i) the application for listing by the Company of the Common Stock issuable upon conversion of the Preferred Shares on the American Stock Exchange ("AMEX"); (ii) the taking of all necessary actions by the Company to cause the Board of Directors, after the Closing, to consist of a majority of nominees named by UFAC; (iii) the grant to UFAC of certain registration rights that will enable UFAC to resell the shares of the Common Stock acquired by it upon conversion of the Preferred Shares in registered offerings to the public under certain conditions; and (iv) the grant to UFAC of certain rights to information regarding the Company. The full texts of the Registration Rights Agreement and the Service Agreement are included as Appendices C and D, respectively, to this Proxy Statement.

         UFAC has informed the Company that it intends to designate eight individuals as its initial nominees to the Board of Directors.

VOTES REQUIRED

         Approval of the Transaction requires the affirmative vote of a majority of the total number of shares present in person or represented by proxy at the Meeting, provided that the total number of shares present in person or represented by proxy at the Meeting represent over 50% of the shares of Common Stock issued and outstanding on the Record Date. For the purpose of determining the outcome of the vote, abstentions will have the same effect as a vote against the Transaction. Broker non-votes will not be considered as present and entitled to vote with respect to the Transaction. Approval of the Transaction by the requisite vote of the shareholders of the Company is a condition to consummation of the Transaction.

         William J. Rocke, Chairman of the Board of the Company, and James S. Rocke, Secretary of the Company, Jean E. Ryberg, President of the Company, George M. Hill, Vice-President and Assistant Secretary of the Company, Francis
J. LaPallo, Executive Vice-President of the Company, and Louis T. Mastos, William W. Strawther, Jr., Merlin J. Schumann, and R. Scott Younker, Directors of the Company, and certain other shareholders of the Company who are related to them (collectively the "Insider Shareholders") who as of the Record Date
collectively  owned  36.1% of the  outstanding  shares  of  Common  Stock,  have executed Insider Support Agreements with UFAC (the "Insider Support Agreements"), pursuant to which they have agreed to vote all of their shares in favor of the Transaction. Accordingly, the Insider Shareholders intend to vote their shares in favor of the Transaction. The full text of a form of the Insider Support Agreements is included as Appendix G to this Proxy Statement. See "The Transaction--Terms of the Transaction--No Solicitation of Competing Transactions."

         The Board of Directors of UFAC has approved the Transaction. UFAC shareholders are not required to vote on the Transaction.

BACKGROUND OF THE TRANSACTION

         In March 1998, representatives of the Company had an introductory meeting with officers of UFAC and its parent, Progressive, concerning the possibility of UFAC making an investment in the Company. The Company was aware of Progressive's reputation in the insurance and insurance adjusting business and was receptive to Progressive's expression of interest in exploring an affiliation between the Company and Progressive. Management of the Company briefed the Board of Directors on the contacts with Progressive and UFAC at a Board meeting held on July 1, 1998.

         During the next several weeks, the parties exchanged information and had a number of meetings and telephone discussions concerning strategy, philosophy, and possible structure and price. At a special meeting of the Board of Directors on August 27, 1998, UFAC made a presentation to the Board with respect to the proposed transaction. At that meeting, the Board discussed the potential advantages and disadvantages of, and alternatives to, the proposed transaction, emphasizing the opportunity to provide a return to the Company's shareholders in a single transaction, the increase in shareholder value expected by management to result from the proposed transaction and the resulting affiliation with UFAC, and the ability to obtain continuing access to Progressive's technology, expertise, and contacts in the insurance industry. Among other things, the Board discussed with the Company's accountants the fact that the per share price of $1.30 (after taking into account the Distribution to the Company's shareholders) was higher than the 30-day average closing sale price of the Common Stock on the AMEX. In the business judgment of the Board of Directors, the terms of the proposed transaction, including the price, were favorable for the Company. See "The Transaction--Discussion of Financial Analysis." The Board authorized management to proceed with discussions with UFAC, and authorized the Company to enter into a non-binding Letter of Intent (the "Letter of Intent") with UFAC with respect to the proposed transaction.

         During the ensuing twelve weeks, transaction document drafts were prepared and revised drafts circulated, with representatives of the Company and UFAC and their respective counsel conducting detailed negotiations concerning legal and business points in the documentation. Prior to the Board of Directors' meeting on November 12, 1998, management distributed to the members of the Board of Directors complete drafts of the Stock Purchase Agreement, Service Agreement, the Registration Rights Agreement, the Insider Support Agreements, the Rocke Agreement (as described below) and the Ryberg Agreement (as described below). At the meeting on November 12, 1998, the Board discussed the advantages and disadvantages of, and alternatives to, the Transaction and a summary by Company counsel of the terms of the documentation. After analyzing the financial terms and the consideration to be received in the Transaction, as well as the on-going operational advantages that could result from the Transaction, the Board of Directors voted unanimously in favor of the Transaction. The parties executed the Stock Purchase Agreement on November 20, 1998.

         On August 31, 1998, the last trading day before the Company publicly announced the Letter of Intent, the closing sale price for the Common Stock as reported on the AMEX Composite Tape was $2.50. On November 25, 1998, the last trading day before the Company publicly announced the execution of the Stock

Purchase Agreement, the closing sale price for the Common Stock as reported on the AMEX Composite Tape was $2.44. On [date of proxy], 1999 the closing sale price was $______.

BACKGROUND OF THE COMPANY

         The Company licenses and franchises independent insurance adjusters (the "Adjusters") throughout the United States and Canada and provides support services to the Adjusters. The Adjusters are engaged by insurance carriers and self-insured companies to adjust claims made against them by claimants and by policyholders. In addition, certain of the Adjusters offer risk management services to their clients. As of December 15, 1998, the Company had entered into ___ license or franchise agreements with ___ entities, operating ___ offices with ___ advertised locations in 50 states, the District of Columbia, and Canada. In addition to licensing and franchising Adjusters, the Company owns and operates independent insurance adjusting businesses in Arizona and Nevada.

BACKGROUND OF UFAC

         UFAC provides claim and administrative services to insurance carriers, managing general agents and large self-insured companies. The majority of UFAC's employees and operations are centralized in Cleveland, Ohio.

         UFAC, which is a wholly-owned subsidiary of The Progressive Corporation, is also a majority shareholder of a vehicle inspection company and a claim software company. The inspection and software companies market their products and services to the same prospective customers as UFAC.

         The Progressive Corporation is a Cleveland-based insurance holding company. Its subsidiaries offer personal automobile and specialty property-casualty insurance and related services throughout the United States and in Canada. The Common Shares of The Progressive Corporation are listed on the New York Stock Exchange.

TERMS OF THE TRANSACTION

         UFAC INVESTMENT. Pursuant to the Stock Purchase Agreement, the Company will sell the Preferred Shares to UFAC at a price of $1.30 per share, for an aggregate purchase price of $6,836,067. The purchase price per share was determined as a result of arm's length negotiations between the Company and UFAC. The Preferred Stock is identical to the Common Stock in all respects other than the right to receive the Distribution. The Preferred Shares shall be convertible, in whole or in part, into shares of the Common Stock on a one-for-one exchange basis at UFAC's option after the record date for the Distribution and prior to June 30, 1999, at which date the Preferred Shares will automatically be converted to shares of the Common Stock. The Preferred Shares shall entitle UFAC to one vote per share on any matter properly submitted to holders of the Common Stock for vote, consent, waiver, release, or other action, including, without limitation, the election of members of the Board of Directors. The Preferred Shares will rank equally with the Common Stock as to payment of dividends, other than the Distribution, and as to dissolution of assets upon liquidation, dissolution or winding up of the Company. A complete description of the terms of the Preferred Shares is included as Appendix B to this Proxy Statement.

         USE OF PROCEEDS. The Company plans to use the proceeds of the investment by UFAC to finance the Tender Offer and pay the Distribution. The Company plans to make the Tender Offer to the Company's shareholders, as soon as practicable after the Closing, pursuant to which the Company will offer to purchase up to 1,000,000 shares of Common Stock at a price of $2.90 per share. If more than 1,000,000 shares are tendered by the Company's shareholders in the Tender Offer, the Company will accept shares for tender on a pro rata basis based upon the total number of shares tendered. Each member of the Board of Directors has stated his or her intention to waive his or her right to participate in the Tender Offer with respect to all shares of the Common Stock beneficially owned by such director. UFAC has agreed not to participate in the Tender Offer. The Company plans to make the Distribution of $1.60 per each share of Common Stock not tendered in the Tender Offer or, if tendered, not accepted by the Company in the Tender Offer. Shareholders who participate in the Tender Offer will not be entitled to receive the Distribution.

         MANAGEMENT OF THE COMPANY; REPRESENTATION ON THE BOARD. If the shareholders approve the Transaction, the Board of Directors and UFAC will take all actions necessary to cause the Board to be structured to consist of fifteen members, of which a majority will be designees of UFAC (the "UFAC Nominees"), and the Board of Directors and UFAC will take all actions necessary to cause the UFAC Nominees to become members of the

Board as soon as practicable after the Closing. For so long as UFAC maintains ownership of more than 50% of the Company's voting stock, at each annual meeting of shareholders of the Company or at the taking of action by written consent of shareholders of the Company with respect to which directors are to be elected, UFAC shall have the ability to elect a majority of the Board of Directors and, therefore, will be able to control the business and affairs of the Company.

         William J. Rocke and Jean E. Ryberg have agreed to resign as officers of the Company on June 30, 1999. See "The Transaction--Conflicts of Interest; Interests of Certain Persons." At that time, the Board of Directors, upon the direction of UFAC, will name a new Chief Executive Officer and President of the Company.

         INFORMATION RIGHTS. Until the Closing, the Company has the obligation to provide to UFAC certain financial statements and other information concerning the Company and its business.

         LIMITATIONS ON CORPORATE ACTIONS. Until the Closing, the Company will be subject to certain limitations on its operations, including (without limitation) restrictions relating to transactions other than in the ordinary course of business, the issuance of any securities of the Company, or any amendments to the Company's Articles of Incorporation or Bylaws.

         REGISTRATION RIGHTS. The Preferred Shares issued to UFAC pursuant to the Stock Purchase Agreement and shares of Common Stock issuable upon conversion of the Preferred Shares will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold in the absence of registration under the Securities Act, unless an exemption from registration is available. If the Transaction is approved by the shareholders, the Company and UFAC will enter into the Registration Rights Agreement. Pursuant to the Registration Rights Agreement to be executed at the Closing, the Company will grant certain registration rights that will enable UFAC to resell the shares of Common Stock acquired by it upon conversion of the Preferred Shares in registered offerings to the public under certain conditions described below.

         The Registration Rights Agreement will provide, among other things, that, at any time after the Closing, UFAC will have the one-time right to require the Company to file a registration statement (any such filing, the "Demand Registration") under the Securities Act for any or all shares of Common Stock acquired by UFAC as a result of the conversion of the Preferred Shares acquired by UFAC pursuant to the Stock Purchase Agreement ("Registrable Securities"). The right to a Demand Registration is limited, however, in that
(i) it may be invoked only with respect to a number of shares having a fair market value equal to or greater than $250,000, (ii) the Company is not required to effect more than one Demand Registration, and (iii) the Company will have the right from time to time to delay the Demand Registration for a reasonable period not to exceed thirty days in certain circumstances. UFAC also will have the right, with respect to most registrations of Common Stock by the Company for its own account, to require the Company to include Registrable Securities in such registration. The Registration Rights Agreement provides that the Company will pay the expenses, other than underwriting discounts and fees and commissions and transfer taxes, relating to the first such registration requested by UFAC. The Registration Rights Agreement contains terms that are generally customary for registration rights agreements of its type.

         CONDITIONS TO CLOSING. Each of the Company's and UFAC's obligations to close the Transaction are subject to various mutual and unilateral conditions, including, without limitation, (i) the Company's shareholders shall have approved the Transaction; (ii) UFAC's obligations are subject to the continuing accuracy of the Company's representations and warranties in the Stock Purchase Agreement; and (iii) the receipt of any consents necessary for the Transaction.

         NO SOLICITATION OF COMPETING TRANSACTIONS. Unless and until the Stock Purchase Agreement is terminated in accordance with its terms, the Company may not solicit, cooperate with, participate in any discussions with respect to, or enter into any agreement with any person making a proposal or indication of interest with respect to certain alternative transactions, such as a merger, consolidation, share exchange, reorganization, recapitalization, business combination or similar transaction, sale, transfer or disposition of more than 10% of its assets, or an acquisition by any person or a tender offer or exchange offer for more than 10% of the Common Stock (a "Competing Transaction"). However, the Board may take such actions as may be required by the Board's fiduciary obligations to the Company's shareholders under applicable law as determined in good faith by the Board on the advice of outside counsel. Unless and until the Stock Purchase Agreement is terminated in accordance with its terms, the Company shall notify UFAC of all of the relevant details relating to all inquiries beyond preliminary inquiries and all proposals of substance that the Company may receive relating to any such matters. If the Company receives a bona fide proposal for a Competing Transaction that the Board determines in good faith may provide greater value to the Company's shareholders than the Stock Purchase Agreement, it may enter into negotiations with respect to such proposal (a "Superior Proposal"). The Company will notify UFAC of any such Superior Proposal prior to entering into any agreement with respect to such Superior Proposal, and will not enter into any agreement with respect to such Superior Proposal if UFAC proposes an improved transaction that the Board determines in good faith to provide greater value to the Company's shareholders.

         RELATED AGREEMENTS. In connection with the Stock Purchase Agreement, UFAC also entered into the Insider Support Agreements with the Insider
Shareholders. Pursuant to the Insider Support Agreements, the Insider Shareholders have agreed to vote all shares of the Common Stock owned by them in favor of the Transaction. At the Closing, UFAC will enter into the Service Agreement with the Company pursuant to which UFAC will provide the Company with certain advisory and support services related to franchise operations, strategic planning, sales and marketing, technology, human resources support and accounting, and reporting. The Company will pay UFAC service fees of $25,000 per month plus expenses for the services provided under the Service Agreement. The Service Agreement will be reviewed after one year and any extension or amendment thereof will be subject to the approval by a committee of directors who are not affiliated with UFAC. At the Closing, the Company will also enter into the Rocke Agreement and the Ryberg Agreement with William J. Rocke and Jean E. Ryberg, respectively, pursuant to which Mr. Rocke and Ms. Ryberg will terminate their employment with the Company on June 30, 1999 and will continue to act as consultants to the Company until June 30, 2000. See "The Transaction--Conflicts of Interest; Interests of Certain Persons."

POTENTIAL BENEFITS OF THE TRANSACTION

         The Company believes that the Transaction, if consummated, primarily represents an opportunity to provide a significant return to the Company's shareholders in the form of the Distribution or Tender Offer. The Company also believes the Transaction presents the opportunity to improve long-term shareholder value by providing the Company with a new generation of management and access to advanced technology, expertise and contacts, which the Company believes will provide strategic resources within the insurance industry not otherwise readily available to the Company, and enhance the Company's long-term growth prospects. In particular, the Company believes that the Transaction may have a number of beneficial effects on the Company and its shareholders, including the following:

         RETURN TO SHAREHOLDERS. The Tender Offer will return $2.90 per each share of Common Stock tendered and the Distribution will provide $1.60 per share of Common Stock not sold pursuant to the Tender Offer.

         ASSOCIATION WITH PROGRESSIVE. Progressive is highly regarded as a sophisticated company in the automobile insurance and insurance-related industries. The Company believes that it will benefit significantly from its
affiliation  with  Progressive  through  UFAC  and  its  operating   experience,
technological capabilities, and contacts within the insurance business. Specifically, pursuant to the Service Agreement, UFAC has agreed to provide the Company and the Adjusters with access to claims adjusting business and to encourage its affiliates to do the same.

         POTENTIAL ENHANCEMENT OF SHAREHOLDER VALUE. Other than the Distribution and the Tender Offer, the Transaction will not result in any direct return to shareholders of cash or other consideration. However, the Company believes that the Transaction offers shareholders an opportunity to realize long-term value. The Company's strategic plan calls for an affiliation with UFAC and Progressive and the opportunity for the generation of claims adjusting business for the Company and the Adjusters through the Company's affiliation with UFAC and Progressive. It should be noted, however, that there is no assurance that the Company will realize all or any of the potential benefits described above, all of which are forward looking statements that are subject to numerous risks and uncertainty. The Company's ability to enhance shareholder value will depend upon a number of circumstances, many of which are outside the control of management.

POTENTIAL ADVERSE EFFECTS OF THE TRANSACTION

         The Company believes that the Transaction, if consummated, could have certain adverse effects on the Company and its shareholders, including the following:

         CONCENTRATION OF OWNERSHIP OF COMMON STOCK. UFAC will own up to 59.3% of the Company's voting stock (57.7% on a fully diluted basis) and will be the largest single shareholder of the Company. Assuming no other changes in the number of outstanding shares of Common Stock, UFAC would be in a position to control the election of the Board or the outcome of any corporate transaction or other matter submitted to the shareholders for approval. This concentration of ownership could be disadvantageous to other shareholders' interests.

         ANTI-TAKEOVER EFFECT OF THE TRANSACTION. UFAC's acquisition of up to 59.3% of the Company's voting stock (57.7% on a fully diluted basis) and the voting rights associated therewith may make it more difficult for other shareholders to challenge the Company's director nominees, to elect their own nominees as directors, or to remove incumbent directors and may render the Company a less attractive target for an unsolicited acquisition by an outsider. In addition, under Arizona law, a merger or consolidation involving the Company requires the affirmative approval of a majority of the shares entitled to vote. Accordingly, UFAC would have sufficient voting power to block any such transaction.

         OTHER NEGATIVE EFFECTS. The Board of Directors believes that the limitations on the Company's ability to solicit or encourage Competing Transactions or to agree to a Superior Proposal without notice to UFAC, the composition of the Board following the Closing (and thereafter) if the Company's shareholders approve the Transaction, and UFAC's majority ownership interest in the Company, will likely discourage other persons from offering to acquire a significant interest in the Company or all or substantially all of the assets of the Company.

         The members of the Board evaluated the factors referred to above in light of their knowledge of the business and operations of the Company and UFAC, their business judgment, and consultations with the Company's independent accountants. In view of the wide variety of factors considered in connection with the Board's evaluation of the Transaction, the Board did not find it practicable to, and did not, quantify or attempt to assign relative weights to the specific factors considered in reaching its determination.

CONFLICTS OF INTEREST; INTERESTS OF CERTAIN PERSONS

         INSIDER SUPPORT AGREEMENTS. UFAC has entered into Insider Support Agreements with the Insider Shareholders. Under the Insider Support Agreements, the Insider Shareholders have agreed to vote for the Transaction and for the election to the Board of a sufficient number of nominees selected by UFAC to constitute a majority of the members of the Board. See "The Transaction--Votes Required."

         ROCKE AGREEMENT. William J. Rocke, Chairman of the Board and Chief Executive Officer of the Company, will enter into an agreement with the Company (the "Rocke Agreement") pursuant to which the Rocke Employment Agreement (as described under "Election of Directors--Employment Agreements") will be terminated on June 30, 1999. Pursuant to the Rocke Agreement, the Company will employ Mr. Rocke as the Company's Chief Executive Officer until June 30, 1999, at which time Mr. Rocke will resign as an officer and employee of the Company. Mr. Rocke will continue to serve on the Board of Directors until the next annual meeting of the Company's shareholders and until his successor is elected and qualified. The terms of the Rocke Agreement provide for Mr. Rocke to receive semi-monthly installments of his salary until June 30, 1999, and the annual bonus for the fiscal year ending June 30, 1999, as per the Rocke Employment Agreement. On June 30, 1999, Mr. Rocke will receive a lump-sum payment of the amount equal to the salary Mr. Rocke would have been entitled to receive under the Rocke Employment Agreement for the fiscal year ending June 30, 2000, and a lump-sum payment of $20,000 in lieu of participating in the Company's bonus and profit sharing plans for the fiscal year ending June 30, 2000. On June 30, 1999, Mr. Rocke will also receive title to the Company automobile provided for his use, ownership of the life insurance policy maintained on Mr. Rocke's life by the Company, and certain other benefits associated with his past relationship to the Company. Mr. Rocke will provide consulting and advisory services to the Company for a period of one year following his resignation at no additional compensation. The full text of the Rocke Agreement is included as Appendix E to this Proxy Statement.

         RYBERG AGREEMENT. Jean E. Ryberg, President and Director of the Company, will enter into an agreement with the Company (the "Ryberg Agreement") pursuant to which the Ryberg Employment Agreement (as described under "Election of Directors--Employment Agreements") will be terminated on June 30, 1999. Pursuant to the Ryberg Agreement, the Company will employ Ms. Ryberg as the Company's President until June 30, 1999, at which time Ms. Ryberg will resign as an officer and employee of the Company. Ms. Ryberg will continue to serve on the Board of Directors until the next annual meeting of the Company's shareholders and until her successor is elected and qualified. The terms of the Ryberg Agreement provide for Ms. Ryberg to receive semi-monthly installments of her salary until June 30, 1999, and the annual bonus for the fiscal year ending June 30, 1999, as per the Ryberg Employment Agreement. On June 30, 1999, Ms. Ryberg will receive a lump-sum payment of the amount equal to the salary Ms. Ryberg would have been entitled to receive under the Ryberg Employment Agreement for the fiscal year ending June 30, 2000, and a lump-sum payment of $20,000 in lieu of participating in the Company's bonus and profit sharing plans for the fiscal year ending June 30, 2000. On June 30, 1999, Ms. Ryberg will also receive title to the Company automobile provided for her use, ownership of the life insurance policy maintained on Ms. Ryberg's life by the Company, and certain other benefits associated with her past relationship to the Company. Ms. Ryberg will provide consulting and advisory services to the Company for a period of one year following her resignation at no additional compensation. The full text of the Ryberg Agreement is included as Appendix F to this Proxy Statement.

DISCUSSION OF FINANCIAL ANALYSIS

         The Board of Directors appointed a special committee of outside directors (the "Special Committee") to analyze the financial terms and the consideration to be received in the Transaction. The members of the Special Committee were Merlin Schumann, William W. Strawther, Jr., and R. Scott Younker. The Special Committee considered the presentation made by representatives from UFAC at the August 19, 1998 special meeting of the Board of Directors. The Special Committee also acted in consultation with McGladrey & Pullen, LLP, the Company's independent accountants. UFAC provided the Special Committee with a "book value" and "EPS" analysis of the Company's value used by UFAC to make its offer (the "UFAC Analysis"). The Special Committee and its guests discussed the UFAC analysis. The Special Committee considered in its deliberations the fact that UFAC is a member of The Progressive Group, a Fortune 500 company, and that UFAC would likely bring business and potential customer service resources that would otherwise be unavailable to the Company. In particular, the Special Committee recognized that UFAC would likely be able to provide the Company and the Adjusters with broad access to national accounts. The Special Committee also took note that the Transaction contemplates that UFAC will provide the services of Jeff Jordan, an employee of UFAC and a proven manager in the insurance industry, who will provide energy and the perspective of a younger generation to the Company. The Special Committee also considered that UFAC has the ability to develop for the Company competitive computer capabilities, particularly in the area of claims and systems capability. Through the Service Agreement, the Company will have access to enhanced accounting, marketing, and strategic planning support.

         From  a  market   perspective,   the   Special   Committee   took  into
consideration the fact that the Company's securities are thinly traded, with limited liquidity. The Special Committee also noted that the Transaction will provide the Company's shareholders current liquidity with no discount to the market price, and that the Distribution would give the Company's shareholders a large return on their investment while still maintaining the growth potential of stock ownership. Also, the Special Committee took into account that the Tender Offer would give liquidity at a price in excess of the current market price to those shareholders of the Company who want to liquidate their investment in the Common Stock.

         After carefully considering the factors set forth above, the Special Committee recommended to the full Board of Directors that the Board accept the UFAC offer.

                    CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

         The following summary is a general discussion of certain of the U.S. federal income tax consequences of a Common Stock redemption pursuant to the Tender Offer and the Distribution.

         This summary does not purport to cover all aspects of federal income taxation that may be relevant to shareholders. In addition, certain shareholders (including insurance companies, tax-exempt organizations, financial institutions, foreign persons, broker dealers, and shareholders who have acquired their Common Stock upon the exercise of options or otherwise as compensation) may be subject to special rules not discussed below.

         This summary is based on laws, regulations, rulings and decisions now in effect, all of which are subject to change. For example, after the Tender Offer, Congress may change the tax rates that apply to gains realized in the Tender Offer.

         No rulings as to any of the matters discussed in this summary have been requested or received from the Internal Revenue Service (the "Service"). The consequences to any particular shareholder may differ depending on that shareholder's own circumstances. Furthermore, this summary does not discuss any aspects of state, local, foreign or other tax laws. Each shareholder is urged to consult and rely on such shareholder's own tax adviser with respect to the tax consequences to such shareholder of selling Common Stock pursuant to the Tender Offer or receiving the Distribution.

SALE OF COMMON STOCK PURSUANT TO TENDER OFFER

IN GENERAL

         A shareholder's sale of Common Stock for cash pursuant to the Tender Offer will be a taxable transaction for federal income tax purposes. The amount and characterization of income recognized by a shareholder in connection with a sale of Common Stock pursuant to the Tender Offer will depend on whether the sale is treated as a "dividend" or as an "exchange" for tax purposes. All or a portion of the amount received by a shareholder who sells Common Stock pursuant to the Tender Offer may be treated as a dividend. The amount received that is not treated as a dividend will be treated as received in exchange for the Common Stock sold pursuant to the Tender Offer. The determination of how much of the amount received represents a dividend and how much represents exchange proceeds depends on whether (a) the shareholders have a legally enforceable right to receive a dividend and instead receive an amount in redemption of their shares (see, "Legal Right to Dividend"), and (b) the application of the stock redemption rules of Section 302 of the Internal Revenue Code of 1986, as amended (the "Code") (see "Application of Section 302").

LEGAL RIGHT TO DIVIDEND

         Judicial authorities have held and the Service has ruled that if a shareholder has a legally enforceable right to a dividend and, in effect, foregoes this dividend by selling shares to the corporation, the portion of the sale proceeds that is equal to the foregone dividend will be taxed as a dividend. In this case, the Stock Purchase Agreement provides that the Company shall declare and pay a distribution in the amount of $1.60 per share on each share of Common Stock not tendered in the Tender Offer or not accepted by the Company if tendered in the Tender Offer, within 60 days after the final expiration of the Tender Offer. The obligation of the Company to declare and pay this distribution only arises under the Stock Purchase Agreement, which is between the Company and UFAC. Shareholders are not parties to the Stock Purchase Agreement, and therefore may not have any legally enforceable rights under the Stock Purchase Agreement, including the right to force the Company to declare and pay this distribution. If no such legal right exists, shareholders who accept the Tender Offer may not be required to recognize a portion of the amount received for their Common Stock as a dividend.

         Nevertheless, the Service may successfully contend that the Stock Purchase Agreement effectively assures that a shareholder will receive a distribution of $1.60 per share and that $1.60 of the amount received by a shareholder in exchange for each share of Common Stock pursuant to the Tender Offer must be treated as a dividend. Due to the lack of authority directly on point, the Company can provide no assurance with respect to this matter.

         If the shareholders are regarded as having a legally enforceable right to the distribution prior to the Tender Offer, at least $1.60 per share of the amount received pursuant to the Tender Offer will be treated as a dividend and the $1.30 per share balance of the amount received will be treated as a dividend or an amount received in exchange for the Common Stock depending on the application of Code Section 302 to a shareholder's specific circumstances as discussed below. If a shareholder who sells Common Stock pursuant to the Tender Offer is not regarded as having a legally enforceable right to the $1.60 per share distribution, the entire $2.90 per share amount received upon sale of the Common Stock pursuant to the Tender Offer will be treated as a dividend or an amount received in exchange for the shares depending on the application of Code
Section 302 to a shareholder's specific circumstances as discussed below.

APPLICATION OF SECTION 302

         EXCHANGE TREATMENT. If the redemption qualifies as an exchange under any of the provisions of Code Section 302(b), except as described above, the cash received pursuant to the Tender Offer will be treated as a distribution from the Company in exchange for the Common Stock sold. That treatment will result in a shareholder recognizing gain or loss equal to the difference between
(a) the amount treated as received in exchange for the Common Stock pursuant to the Tender Offer and (b) the shareholder's adjusted tax basis in the Common Stock surrendered. Assuming the Common Stock is held as a capital asset, such recognized gain or loss will be capital gain or loss. If the Common Stock that is sold was held longer than one year, such capital gain or loss will be long-term.

         Notwithstanding the foregoing, the rules on "collapsible corporations" might, if they applied, cause a shareholder's gain to be ordinary income (rather than long-term capital gain). Because of its long operating history, the nature of its assets and other factors, the Company believes it is not a "collapsible corporation."

         Net capital gain, the excess of net long-term capital gain over net short-term capital loss, realized by individuals, estates and trusts is currently taxed at a maximum federal income tax rate of 20%. Short-term capital gains of individuals, estates and trusts are taxed at ordinary income rates, currently up to a maximum federal income tax rate of 39.6% (although, income at certain levels may be subject to a higher effective rate due to the phase-out of personal exemptions and certain itemized deductions). Capital gains of corporations are taxed at the federal income tax rates applicable to corporate ordinary income, a maximum of 35% (although income at certain levels may be subject to a higher effective rate due to phase-out of the 15%, 25% and 34% brackets). Each of the foregoing rates is subject to change, and any such change could apply retroactively to transactions effected pursuant to the Tender Offer.

         DIVIDEND TREATMENT. If none of the conditions of exchange treatment under Code Section 302(b) are satisfied, a shareholder will be treated as having received a dividend taxable as ordinary income in an amount equal to the entire amount of cash received by the shareholder pursuant to the Tender Offer, to the extent the Company has accumulated or current "earnings and profits." The Company believes that no shareholder's dividend income will be limited by a lack of earnings and profits.

         Each shareholder's personal tax adviser should determine whether that shareholder will qualify for exchange treatment under Code Section 302(b). In the event that the sale of Common Stock pursuant to the Tender Offer is treated as a dividend distribution to a shareholder for federal income tax purposes, such shareholder's tax basis in the Common Stock actually redeemed will be added to the tax basis of such shareholder's remaining Common Stock in the Company. In the event that a shareholder actually owns no Common Stock in the Company after the Tender Offer is completed but the transaction is nevertheless treated as a dividend distribution because such shareholder constructively owns Common Stock (see below), such shareholder's tax basis should be added to Common Stock in the Company owned by related persons that was considered constructively owned by such shareholder. Ordinary income is generally taxable to individuals up to a maximum federal income tax rate of 39.6% (although income at certain levels may be subject to a higher effective
rate  due  to  the  phase-out  of  personal   exemptions  and  certain  itemized
deductions) and to corporations at a maximum federal income tax rate of 35% (although income at certain levels may be subject to a higher effective rate due to phase-out of the 15%, 25% and 34% brackets). Each of the foregoing tax rates is subject to change, and any such change could apply retroactively to include the sale of Common Stock pursuant to the Tender Offer. As discussed below, a corporate shareholder that is treated as receiving a dividend may be allowed a dividends-received deduction and may be subject to the rules for "extraordinary dividends."

         CONSTRUCTIVE OWNERSHIP OF STOCK. In determining whether the provisions under Code Section 302(b), as described below, are satisfied, a shareholder must take into account not only Common Stock actually owned by such shareholder, but also Common Stock that is constructively owned within the meaning of Code
Section 318. Under Code Section 318, a shareholder may constructively own Common Stock actually owned, and in some cases constructively owned, by certain related individuals and certain entities in which the shareholder or a related individual or entity has an interest. Moreover, a shareholder may constructively own Common Stock that such shareholder, or a related individual or entity, has the right to acquire by exercise of an option or warrant. The rules of constructive ownership are complex and must be applied to a particular shareholder's situation by such shareholder's personal tax adviser.

         ALTERNATIVE  CONDITIONS FOR SECTION 302 EXCHANGE TREATMENT.  Under Code
Section 302(b), a redemption will be taxed as an exchange, and not as a dividend, if it (a) results in a "complete redemption" of all of the Common Stock owned by a shareholder, (b) is "substantially disproportionate" with respect to a shareholder, or (c) is "not essentially equivalent to a dividend" with respect to a shareholder. Each shareholder should be aware that, under certain circumstances, sales, purchases or transfers of Common Stock in the market or to or from other parties contemporaneously with sales pursuant to the Tender Offer may be taken into account in determining whether the tests under clause (a), (b) or (c) above are satisfied. Furthermore, the Company believes that in the event the Tender Offer is oversubscribed, resulting in a proration, it is likely that less than all the Common Stock tendered by a shareholder will be purchased by the Company. Proration may affect whether a sale by a shareholder will satisfy the provisions described in clause (a), (b) or (c) above.

         The following is a brief description of the three major provisions of Code Section 302(b):

                  A COMPLETE REDEMPTION OF INTEREST. The receipt of cash by a shareholder will result in a "complete redemption" of all the Common Stock owned by the shareholder within the meaning of Code Section 302(b)(3) if either (i) all the Common Stock actually and constructively owned by the shareholder is sold pursuant to the Tender Offer or (ii) all the Common Stock actually owned by the shareholder is sold pursuant to the Tender Offer, the only Common Stock the shareholder constructively owns is actually owned by such shareholder's family members, and the shareholder is eligible to waive and effectively waives, under procedures described in Code Section 302(c), such constructive ownership.

                  A SUBSTANTIALLY DISPROPORTIONATE REDEMPTION. The receipt of cash by a shareholder will be "substantially disproportionate" with respect to such shareholder within the meaning of Code Section 302(b)(2) if the percentage of the total outstanding voting stock of the Company actually and constructively owned by the shareholder immediately following the sale of Common Stock pursuant to the Tender Offer is less than 80% of the percentage of the total outstanding voting stock of the Company actually and constructively owned by such shareholder immediately before such sale.

                  NOT ESSENTIALLY EQUIVALENT TO A DIVIDEND. Even if a sale by a shareholder fails to meet the "complete redemption" or "substantially disproportionate" tests, a shareholder may nevertheless meet the "not essentially equivalent to a dividend" test. Whether a specific redemption is "not essentially equivalent to a dividend" depends on the individual shareholder's facts and circumstances. In any event, the redemption must result in a "meaningful reduction" of the shareholder's proportionate interest in the Company. The Service has indicated in a published ruling that, in the case of a minority shareholder in a publicly held corporation whose relative stock investment in the corporation was minimal and who exercised no control over corporate affairs, a small reduction in the percentage ownership interest of
such  shareholder  in  such  corporation   (from  .0001118%  to

 .0001081%) was sufficient to constitute a "meaningful reduction." Shareholders seeking to rely on this test should consult their own tax advisers as to the application of this particular standard to their own situations.

DISTRIBUTION

         After acquisition of Common Stock pursuant to the Tender Offer, the Company plans to make the Distribution of cash to each remaining Common Stock holder in the amount of $1.60 per share.

         The Distribution will be treated as a dividend, taxable as ordinary income, to the extent of the Company's accumulated earnings and profits as of the beginning of the current fiscal year and its "current" earnings and profits for the entire current fiscal year. Assuming that the Company acquires one million shares of its Common Stock in accordance with the terms of the Tender Offer and the amount paid for the tendered shares is treated as paid in exchange for shares (rather than as a dividend in whole or in part), the Company expects that dividend income will not be limited by lack of earnings and profits.

SPECIAL RULES FOR CORPORATE SHAREHOLDERS

         Upon receipt of a dividend from the Company, a corporate shareholder who owns less than 20% of the Company generally is eligible for a dividends received deduction equal to 70% of the amount of the distribution, subject to applicable limitations, including those related to "debt-financed portfolio stock" under Code Section 246A and to the holding period requirements of Code
Section 246.

         In addition, any amount received by a corporate shareholder that is treated as a dividend may constitute an "extraordinary dividend" subject to the provisions of Section 1059 of the Code. Generally, Section 1059 requires a corporate shareholder to reduce the tax basis of its stock in a corporation by the portion of the dividend eligible for the dividends received deduction and, if such portion exceeds the shareholder's adjusted tax basis for the stock, to treat any such excess as gain from the sale of the stock in the year in which the extraordinary dividend is received. The term "extraordinary dividend" includes any dividend if the amount thereof exceeds the greater of 10% of the adjusted tax basis of the shareholder's shares or 10% of the fair market value of the shares. For this purpose, other dividends received that have ex-dividend dates within the same period of eighty-five consecutive days of a dividend are aggregated. Further, if a taxpayer receives an aggregate amount of dividends in excess of 20% of the adjusted basis of the taxpayer's stock, such dividends having ex-dividend dates within the same period of 365 consecutive days, then the dividends also constitute "extraordinary dividends" and the taxpayer must reduce its basis under Code Section 1059. Section 1059 applies only to stock that has not been held for more than two years before the dividend announcement date unless, among other conditions, the redemption is not pro rata to all shareholders. The Company believes that the Tender Offer will likely not result in a pro rata distribution to all shareholders. Additionally, if a corporate shareholder is required under Section 1059 to reduce its stock basis, then the non-taxed portion of all dividend distributions within an 85-day or 365-day period referred to above reduces the corporate shareholder's basis in the stock of the Company. Corporate shareholders should consult their tax advisers concerning the application of Section 1059 to their particular situations.

BACKUP WITHHOLDING

         A tendering shareholder or other payee who fails to complete fully and sign the Substitute Form W-9 included in the letter of transmittal may be subject to backup federal income tax withholding equal to 31% of the gross payments made pursuant to the Tender Offer and Distribution.

                  BENEFICIAL OWNERSHIP OF COMMON STOCK PRIOR TO
                            AND AFTER THE TRANSACTION

         As of the close of business on the Record Date, there were 4,605,358 shares of Common Stock outstanding. The following table sets forth information regarding the beneficial ownership of shares of the Common Stock outstanding as of November 25, 1998 and immediately following the Closing (assuming conversion of all of the Preferred Shares and assuming 1,000,000 shares have been tendered in the Tender Offer), by (i) each person or group known to the Company who owns or who will own more than 5% of the outstanding shares of Common Stock, (ii) each of the directors and the executive officers of the Company and (iii) by all directors and executive officers of the Company as a group. Unless otherwise indicated in the footnotes, all of such interests are owned directly, and the indicated person has sole voting and investment power. The number of shares represents the number of shares of Common Stock the person holds, including shares that may be issued upon the exercise of options that are exercisable as of November 25, 1998 or which will vest upon the Closing. Information presented in the table and related notes has been obtained from the beneficial owner and/or from reports filed by the beneficial owner with the Securities and Exchange Commission pursuant to
Section 13 of the Exchange Act.

                                         Shares Beneficially         Shares Beneficially Owned
                                     Owned on November 25, 1998        Adjusted for Closing
                                     ---------------------------    ---------------------------
                                      Amount and                     Amount and
                                       Nature of                      Nature of
                                      Beneficial      Percent        Beneficial      Percent
Name of Beneficial Owner             Ownership (1)  of Class (2)    Ownership (1)  of Class (2)
------------------------             -------------  ------------    -------------  ------------
UFAC (3)                                     --          --           5,258,513        59.33%

George M. Hill (4)                      155,000        3.37%            155,000         1.75%

Francis J. LaPallo and Wendy J.          91,564        1.99%            122,000         1.36%
Harrison, his wife (5)

Louis T. Mastos and Eva B. Mastos,      206,703        4.49%            206,703         2.33%
his wife (6)

William J. Rocke and Garnet Rocke,      442,268        9.50%            442,268         4.96%
his wife (7)

James S. Rocke and Kelly Rocke,         471,803       10.14%            471,803         5.29%
his wife (8)

Jean E. Ryberg (9)                      140,589        3.02%            140,589         1.58%

Merlin J. Schumann and Donna L.          20,114           *              20,114            *
Schumann, his wife

William W. Strawther, Jr. and           444,138        9.64%            444,138         5.01%
Marjorie A. Strawther, his wife (10)

R. Scott Younker and Sandra L.           58,819        1.28%             58,819            *
Younker, his wife

All Directors and Executive           1,740,998       36.09%          1,771,434        19.44%
Officers as a group (nine
persons) (11)

---------
* Less than 1%

(1) Includes, when applicable, shares owned of record by such person's minor children and spouse and by other related individuals and entities over whose shares of Common Stock such person has custody, voting control or power of disposition. Also includes shares of Common Stock that the identified person had the right to acquire as of November 25, 1998 by the exercise of stock options.

(2) The percentages shown include the shares of Common Stock that the person had the right to acquire as of November 25, 1998 or that will vest upon Closing. In calculating the percentage of ownership, all shares of Common Stock which the identified person had the right to acquire as of November 25, 1998 or upon Closing are deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of shares of Common Stock owned by any other shareholders.

(3) Assuming conversion of all of the Preferred Shares purchased by UFAC in the Transaction.

(4) Excludes 52,000 shares held by Nell S. Hill, Mr. Hill's wife, and 134,258 shares held by Mr. Hill's children and grandchildren. Mr. Hill disclaims beneficial ownership of such shares.

(5) Includes 69,564 shares subject to a currently exercisable stock option at $2.875 per share. As adjusted for Closing includes 30,436 shares subject to unexercisable options that will vest upon a change of control of the Company.

(6) Includes 183,180 shares which are held in a trust under an agreement dated February 10, 1981, in which Mr. and Mrs. Mastos hold equal beneficial interests, and 23,523 shares which are held by the Louis T. Mastos in an Individual Retirement Account.

(7) Includes 290,000 shares held by Old Frontier Investment, Inc., of Arizona, of which William J. and Garnet Rocke hold 51% of the outstanding stock. Includes 48,654 shares subject to currently exercisable stock options at a weighted average of $3.2829 per share.

(8) Includes 290,000 shares held by Old Frontier Investment, Inc. of Arizona of which James S. Rocke holds 49% of the outstanding stock. Includes 48,653 shares subject to currently exercisable stock options at a weighted average of $3.2829 per share.

(9) Includes 51,347 shares subject to currently exercisable stock options at a weighted average of $3.005 per share. Excludes 15,000 held by Mrs. Ryberg's sons. Mrs. Ryberg disclaims any beneficial ownership of such shares.

(10) Held as trustees under Trust Agreement, dated June 7, 1989, establishing the William W. Strawther, Jr. and Marjorie A. Strawther Living Trust, of which Mr. and Mrs. Strawther are beneficiaries. Excludes an aggregate of 140,000 shares beneficially owned by Mr. and Mrs. Strawther's son, in which shares Mr. and Mrs. Strawther disclaim any beneficial interest.

(11) Excludes all duplicate reporting of holdings.

To the best of knowledge of the Company, no person or groups of persons, other than officers and directors, beneficially own more than five percent of the Common Stock (based upon present records of the transfer agent).

RECOMMENDATION OF THE BOARD; FACTORS AND CONCLUSIONS OF THE BOARD
INVOLVED IN ITS DETERMINATION

         The Board has unanimously approved the Transaction and has determined that the Transaction is in the best interests of the Company and its shareholders. THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE TRANSACTION.

         The recommendation of the Board is based on its belief that the Transaction represents an opportunity to provide for a capital return to the Company's shareholders through the Distribution or Tender Offer and to enhance long-term shareholder value by providing the Company with an affiliation with UFAC which provides strategic resources not otherwise readily available to it, thereby enhancing the Company's short-term and long-term growth prospects.

REQUIRED VOTE, EFFECT OF SHAREHOLDER APPROVAL, AND RELATED MATTERS

         The affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting, provided that the total number of shares present in person or represented by proxy at the Meeting represents over 50% of the shares of Common Stock issued and outstanding, is required to approve the Transaction.

         Approval of the Transaction by the shareholders will constitute approval of the issuance by the Company of 5,258,513 shares of Preferred Stock and 5,258,513 shares of Common Stock upon conversion of the Preferred Shares.

         Approval of the Transaction by the requisite vote of the shareholders of the Company is a condition to consummation of the Transaction. If the Transaction is not approved the Transaction will not be consummated.

                                  PROPOSAL TWO

                              ELECTION OF DIRECTORS
NOMINEES

         A Board of nine directors is to be elected at the Meeting. The nominees for directors are George M. Hill, Francis J. LaPallo, Louis T. Mastos, William
J. Rocke, James S. Rocke, Jean E. Ryberg, Merlin J. Schumann, William W. Strawther, Jr., and R. Scott Younker, all of whom are currently directors of the Company. In the absence of direction by shareholders executing proxies, the persons named in the enclosed proxy will vote FOR the nominees named herein. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the current Board of Directors to fill the vacancy. It is not presently expected that any nominee will be unable or will decline to serve as director. The term of office of each person elected as director will continue until the next annual meeting of shareholders and until a successor has been elected and qualified. Biographical information with respect to the nominees for directors is set forth below under the heading "Information Concerning Directors and Executive Officers of the Company."

INFORMATION CONCERNING DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

         The following table sets forth certain information regarding the Company's directors and executive officers:

Name                       Age   Position(s) with the Company     Director Since
----                       ---   ----------------------------     --------------

George M. Hill             90   Director, Vice President, Assistant    1978
                                Secretary, Member Audit Committee

Francis J. LaPallo         50   Director, Executive Vice President     1996

Louis T. Mastos            77   Director, Member Audit Committee,      1978
                                Member Compensation Committee

James S. Rocke             30   Director, Secretary/Treasurer          1993

William J. Rocke           74   Director, Chairman of the Board,       1975
                                Chief Executive Officer

Jean E. Ryberg             66   Director, President                    1975

Name                       Age   Position(s) with the Company     Director Since
----                       ---   ----------------------------     --------------

Merlin J. Schumann         54   Director, Member Audit Committee,      1984
                                Member Compensation Committee

William W. Strawther, Jr.  72   Director, Vice Chairman of             1978
                                the Board

R. Scott Younker           62   Director                               1992

         GEORGE M. HILL has been associated with the Company in an advisory capacity for more than 25 years, has been a Vice President of the Company since 1985 and has been the Assistant Secretary of the Company since 1990. He is a senior partner in the Phoenix law firm of George M. Hill & Associates and has been a practicing attorney in Arizona for over 50 years. Mr. Hill is a Director and Secretary of National Car Rental, in Phoenix, Denver and Colorado Springs, and a Director and Vice President of Precise Metal Products Co., in Phoenix and Salt Lake City.

         FRANCIS J. LAPALLO joined the Company on June 24, 1996. From 1977 until joining the Company, he practiced law in Maryland, the District of Columbia, and California. From 1990 until joining the Company, he was a partner with the law firm of Manatt, Phelps & Phillips in Los Angles, California. He represented the Company in various legal matters from 1994 until joining the Company. An employment agreement between the Company and Mr. LaPallo provides that Mr. LaPallo will serve as an executive officer of the Company through June 30, 2001.

         LOUIS T. MASTOS has been the President of Louis T. Mastos & Associates, Inc., a managing general agency located in Reno, Nevada, since 1971. He is past President of the American Association of Managing General Agents. He was the Insurance Commissioner of the State of Nevada from 1965 to 1971.

         JAMES S. ROCKE has been employed by the Company since 1982 and currently is an adjuster in the Company's Phoenix office. Mr. Rocke was elected secretary/treasurer of the Company in 1993. Mr. Rocke graduated from Arizona State University in 1991 with a B.S. degree in Finance. Mr. Rocke is the son of William J. Rocke.

         WILLIAM J. ROCKE is the founder of the Company and has served as Chief Executive Officer of the Company and its predecessor entities since 1957. Mr. Rocke has been in the insurance adjusting business since 1952. He has a law degree from the University of Denver and is a member of the Colorado Bar Association. The employment agreement between Mr. Rocke and the Company provides that Mr. Rocke will serve as the Chief Executive Officer of the Company through June 30, 2000. The employment agreement will be amended by the Rocke Agreement if the Transaction is approved by the shareholders. Mr. Rocke is the father of James S. Rocke.

         JEAN E. RYBERG has been employed by the Company and its predecessors since 1962. She has held several positions with the Company and has been the President of the Company since 1993. She also manages the Company's insurance adjusting operations in Phoenix and Tucson, Arizona, and Las Vegas, Nevada. The employment agreement between Mrs. Ryberg and the Company provides that Mrs. Ryberg will be an executive officer of the Company through June 30, 2000. The employment agreement will be amended by the Ryberg Agreement if the Transaction is approved by the shareholders.

         MERLIN J. SCHUMANN has been a Certified Public Accountant with the firm of Murray & Murray, P.C., located in Phoenix, Arizona, for over 20 years. Since December, 1990, Mr. Schumann has also held the position of General Securities Representative with H. D. Vest Investment Securities, Inc., a stock brokerage and investment counseling firm located in Irving, Texas.

         WILLIAM W. STRAWTHER, JR. was the President and principal shareholder of Continental American Securities, Inc., located in Phoenix, Arizona, from 1970 through 1982. He is a former member of the National Board of Governors of the National Association of Securities Dealers, Inc. He has been an independent business consultant since 1982.

         R. SCOTT YOUNKER has been a licensee of the Company in Prescott, Arizona since 1979. He has been engaged in the insurance adjusting business for 32 years.

         All directors are elected at each annual meeting of the Company's shareholders for a term of one year and hold office until their successors are elected and qualified. All officers serve at the discretion of the Board of Directors.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Company's Board of Directors met three times in fiscal year 1998, and all members attended 75% or more of the meetings of the Board and committees he or she serves on. The board has two committees; an audit committee and a compensation committee.

         The Audit Committee, which consists of George Hill, Louis Mastos, and Merlin Schumann, non-employee directors of the Company, reviews the annual financial statements, the significant accounting issues, and the scope of the audit with the Company's independent auditors and discusses with the auditors any other audit related matters that may arise during the year. The Compensation Committee, which consists of Louis Mastos and Merlin Schumann, non-employee directors of the Company, reviews and acts on matters relating to compensation levels and benefit plans for key executives of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Company's compensation committee of the Board of Directors consists of Messrs. Mastos and Schumann. Neither Mr. Mastos nor Mr. Schumann had any contractual or other relationships with the Company during such fiscal years except as directors. The committee held one meeting during the fiscal 1998 year.

EXECUTIVE COMPENSATION

         The following table sets forth certain information concerning compensation during its year ended June 30, 1998 to the chief executive officer and each other executive officer whose aggregate compensation exceeded $100,000 (the "Named Executives").

                           SUMMARY COMPENSATION TABLE

                                                               ALL OTHER
                                      ANNUAL COMPENSATION     COMPENSATION
                                    ------------------------  ------------
NAME AND PRINCIPAL POSITION   YEAR  SALARY ($)(1)  BONUS ($)     ($) (2)
---------------------------   ----  -------------  ---------     -------
William J. Rocke, CEO,        1998     237,776      39,794       29,898
Chairman, Director            1997     231,300      51,559       23,569
                              1996     225,000      71,981       22,719

Jean E. Ryberg,               1998     169,085      39,794       29,898
President, Director           1997     164,480      51,559       29,568
                              1996     160,000      71,981       29,266

Francis J. LaPallo,           1998     185,040          --       29,898
Executive Vice President,     1997     180,000          --       29,568
Director                      1996         692          --           --

Patric R. Greer (3)           1998      95,111      19,897      103,421
                              1997      93,520      17,187       21,876
                              1996      90,000      11,224       17,364

----------
(1) No perquisites were received by any person named above greater than the lesser of $50,000 or 10% of salary plus bonus.

(2) "All Other Compensation" includes (i) directors' fees of $2,250, $3,750, and $2,250 for Mr. Rocke in years ended June 30, 1998, 1997 and 1996 respectively; $2,250, $3,750, and $3,000 for Mrs. Ryberg in years ended June 30, 1998, 1997 and 1996 respectively; $2,250 and $3,750 for Mr.
      LaPallo in years ended June 30, 1998 and 1997 respectively; and $1,500, $3,750, and $3,000 for Mr. Greer in years ended June 30, 1998, 1997, and 1996 respectively; (ii) profit sharing contributions of $27,648, $19,819, and $20,469 for Mr. Rocke in years ended June 30, 1998, 1997 and 1996 respectively; $27,648, $25,818, and $26,266 for Mrs. Ryberg in years ended June 30, 1998, 1997, and 1996 respectively; $27,648 and $25,818 for Mr.
      LaPallo in years ended June 30, 1998 and 1997 respectively; $16,921, $18,126, and $14,364 for Mr. Greer for years ended June 30, 1998, 1997, and 1996, respectively, and (iii) an $85,000 severance package for Mr. Greer for the year ended June 30, 1998. Excluded from all other compensation is the increase and the amortization of the June 30, 1995 cash surrender value of life insurance policies that will transfer to Mr. Rocke and Mrs. Ryberg upon termination of their employment. The amount excluded is $18,166, $18,119, and $18,203 for Mr. Rocke for the years ended June 30, 1998, 1997, and 1996, respectively, and $14,070, $13,678, and $13,511 for Mrs. Ryberg for the years ended June 30, 1998, 1997, and 1996, respectively.

(3) Mr. Greer resigned from his position with the Company effective June 30, 1998. In connection with Mr. Greer's resignation, termination of Mr. Greer's employment agreement, and as consideration for a Settlement and Release Agreement between Mr. Greer and the Company, Mr. Greer received an aggregate severance payment of $85,000.

OPTION/GRANTS, EXERCISES, AND HOLDINGS

         The Company did not grant any stock options during fiscal 1998, and none of the Named Executives exercised any stock options during fiscal 1998. The following table shows the number and value of options outstanding as of June 30, 1998 for each Named Executive.

                        AGGREGATED YEAR-END OPTION VALUES

                          NUMBER OF SECURITIES          VALUE OF UNEXERCISED,
                         UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                        OPTIONS AT 6/30/98 (#)(1)         AT 6/30/98 ($)(2)
NAME                   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                   -----------   -------------   -----------   -------------
William J. Rocke         48,654           --            8,253              --

Jean E. Ryberg           51,347           --           13,682              --

Francis J. LaPallo (3)   34,782       65,218            8,696          16,304

Patric R. Greer (4)      51,346           --           13,682              --

----------
(1) As of November 25, 1998, Mr. Rocke held exercisable options for 48,654 shares, Ms. Ryberg held exercisable options for 51,347 shares, and Mr. LaPallo held exercisable options for 69,564 shares and unexercisable options for 30,436 shares.

(2) Value of unexercised, in-the-money stock options based on a fair market value of the Common Stock of $3.13 per share as of June 30, 1998.

(3) As of the Closing, Mr. LaPallo will hold exercisable options for 100,000 shares.

(4) Mr. Greer resigned from his position with the Company effective June 30, 1998, and his stock options have expired unexercised.

DIRECTORS' COMPENSATION

         Each director, including employees of the Company, is paid $750 per Board meeting attended. During fiscal 1998, each director, except for Mr. Patric
R. Greer, received $2,250 for attendance to Board Meetings.
Mr. Greer received $1,500 for attendance at Board Meetings.

EMPLOYMENT AGREEMENTS

         The Company has entered into five-year employment agreements with Mr. Rocke, Mrs. Ryberg, and Mr. LaPallo. Mr. Rocke's and Mrs. Ryberg's agreements were effective July 1, 1995 and expire June 30, 2000. Mr. LaPallo's agreement was effective June 23, 1996 and expires June 30, 2001.

         Mr. Rocke's agreement (the "Rocke Employment Agreement") provides for an annual salary of $225,000 with annual cost of living increases based upon the U.S. Department of Labor's cost of living index, plus a bonus of 3% of the Company's income before taxes and bonuses and 5% of the increase in the
Company's income before taxes and bonuses from the prior year. If the Transaction is approved by the Company's shareholders, the Rocke Employment Agreement will be amended. See "The Transaction--Conflicts of Interest; Interests of Certain Persons."

         Mrs. Ryberg's (the "Ryberg Employment Agreement") agreement provides for an annual salary of $160,000 with annual cost of living increases based upon the U.S. Department of Labor's cost of living index, plus a bonus of 3% of the Company's income before taxes and bonuses and 5% of the increase in the
Company's income before taxes and bonuses from the prior year. If the Transaction is approved by the Company's shareholders, the Ryberg Employment Agreement will be amended. See "The Transaction--Conflicts of Interest; Interests of Certain Persons."

         Mr. LaPallo's agreement provides for an annual salary of $180,000 with annual cost of living increases based upon the U.S. Department of Labor's cost of living index for the first two years. For the remaining three years, the agreement provides for an annual salary of $150,000 with annual cost of living increases based upon the U.S. Department of Labor's cost of living index, plus a bonus of 3% of the Company's income before taxes and bonuses and 3% of the increase in the Company's income before taxes and bonuses from the prior year. In connection with the Company's employment of Mr. LaPallo, the Company sold Mr. LaPallo 20,000 shares of Common Stock from the treasury for an aggregate of $55,547.

                      REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee of the Board is comprised of Louis T. Mastos and Merlin J. Schumann, both outside directors of the Company. The Committee establishes policies relating to the compensation of employees. All decisions by the Compensation Committee relating to the compensation of the Company's executive officers are reviewed by the full Board.

         The following is a report submitted by the above-listed committee members in their capacity as the Board's Compensation Committee, addressing the Company's compensation policy as it relates to the named executive officers for fiscal 1998.

COMPENSATION POLICY

         The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between executive pay and the creation of shareholder value, while at the same time motivating and retaining key employees. To achieve this goal, the Company's executive compensation policies integrate annual base compensation with bonuses based upon corporate performance. Annual cash compensation, together with equity-based, incentive compensation is designed to attract and retain qualified executives and to ensure that such executives have a continuing stake in the long-term success of the Company. All executive officers and management are eligible to participate in the Company's Incentive Stock Option Plan.

FISCAL 1998 COMPENSATION

         The Company's fiscal 1998 executive compensation plan consisted of (i) a base salary, (ii) bonuses based upon the Company's income before income taxes and bonuses, and (iii) fixed contributions to a defined contribution Profit Sharing Plan. Stock options are granted from time to time by the Board of Directors. Options were not granted during fiscal 1998.

         The Company's 1998 compensation to named executives is best exemplified by examining the salary paid to William J. Rocke, the Company's Chairman and Chief Executive Officer. The Rocke Employment Agreement calls for a base salary with annual cost of living increases based upon the U.S. Department of Labor's cost of living index, and a bonus of 3% of the Company's income before taxes and bonuses and 5% of the increase in the Company's income from the prior year. The base salary is believed to be in the range of those of other executives in comparable companies, both regionally and nationally.

         The Committee believes that linking executive compensation to corporate performance (i.e., income and stock performance) provides incentive to the executive to enhance corporate performance and the shareholders' interests. It was with this in mind that the bonus portion of executive compensation was revised to the current bonus arrangement with the Company's named executives.

                                           Louis T. Mastos
                                           Merlin J. Schumann

                               COMPANY PERFORMANCE

         The following graph reflects a five-year comparison of cumulative total returns for the Common Stock, the American Stock Exchange ("AMEX") Market Value Index, and the Company's Peer Group of Stocks based on the four-digit SIC Code Index. The total cumulative return on investment (change in the year-end stock price plus reinvested dividends) for each of the periods and indexes is based on the stock price or composite index at the end of fiscal 1993. The graph compares the performance of the Company with AMEX and Peer Group Indexes with the investment weighted based upon market capitalization.


  Measurement Period     Frontier Adjusters of     American Stock     Peer Group
(Fiscal Year Covered)        America, Inc.            Exchange         of Stocks
---------------------        -------------            --------         ---------

        1994                     101.22                 96.53            97.89
        1995                     110.70                116.15           113.53
        1996                     129.70                132.99           133.29
        1997                     121.73                141.44           183.01
        1998                     149.35                163.53           239.85

CERTAIN TRANSACTIONS

         Old Frontier Investment, Inc. of Arizona, of which William J. Rocke and Garnet Rocke, his wife, are owners of 51% of the issued and outstanding stock of said corporation and James S. Rocke owns the remaining 49%, has entered into a license agreement with the Company pursuant to which it operates, under standard terms and conditions, an insurance adjusting and risk management business located in Scottsdale, Arizona, and is paid a 5% royalty on gross revenue derived from services provided by certain other licensees in other Arizona cities and towns. The Company paid that corporation $13,142 during fiscal year 1998 in connection with such 5% royalty agreement.

         George M. Hill, Vice President, Assistant Secretary and Director of the Company, acts as General Counsel to the Company. During the fiscal year 1998, the Company paid Mr. Hill $92,510 for services rendered and disbursements. Such fees will continue to accrue, pursuant to a retainer agreement, at the rate of $6,650 per month effective September 1, 1995.

         The Company paid its Vice Chairman, William W. Strawther, Jr., $20,000 during fiscal year 1998 for business and financial consulting services.

         The Company believes that the cost to the Company for all of the foregoing were and are competitive with charges for similar services and facilities available from third parties.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Based solely upon a review of copies of such forms received by the Company during fiscal year ended June 30, 1998, and written representations that no such reports were required, the Company believes that each person who, at any time during such fiscal year, was a director, officer or beneficial owner of more than 10% of the Common Stock complied with Section 16(a) filing requirements during such fiscal year.

                                 PROPOSAL THREE

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has appointed McGladrey & Pullen, LLP, independent public accountants, as the auditors of the Company, to serve as such at the pleasure of the Board of Directors. The Board requests that shareholders vote to ratify this appointment at the Meeting.

         Audit services provided by McGladrey & Pullen, LLP, during the year ended June 30, 1998 consisted of the examination of consolidated financial statements of the Company and its subsidiaries, reviews of information in certain filings with the Securities and Exchange Commission and periodic consultation regarding accounting and financial matters. The Company is informed that neither McGladrey & Pullen, LLP, nor any of its partners or associates has any relationship with the Company, other than as independent auditors.

         Certain financial statements of the Company appear in the Company's 1998 Annual Report. A representative of McGladrey & Pullen, LLP will be present at the Meeting and will be available to make a statement and to respond to questions concerning the financial statements.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         The Company's Financial Statements filed with the Commission pursuant to the Exchange Act in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1998 are incorporated herein by reference.

                                  OTHER MATTERS

         Management of the Company knows of no other matters that will come before the Meeting. However, if any other matters should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote each proxy in accordance with their best judgment on such matter.

                              SHAREHOLDER PROPOSALS

         Proposals by shareholders that are intended to be presented at the next annual meeting of shareholders of the Company must be received by the Company on or before ______________, 1999 to be considered for inclusion in the Company's proxy statement for such annual meeting. Pursuant to Rule 14a-4 under the Exchange, the Company intends to retain discretionary authority to vote proxies with respect to shareholder proposals for which the proponent does not seek inclusion of the proposed matter in the Company's proxy statement for the 2000 Annual Meeting, except in circumstances where (i) the Company receives notice of the proposed matter no later than ________, 1999, and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

                                      By Order of the Board of Directors,

                                      /s/ James S. Rocke

                                      James S. Rocke, Secretary

Phoenix, Arizona
________, 1999

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                      FRONTIER ADJUSTERS OF AMERICA, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints WILLIAM J. ROCKE and JEAN E. RYBERG, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them, or either of them, or such substitute, to represent and to vote, as designated below, all of the shares of common stock of Frontier Adjusters of America, Inc. (the "Company") held of record by the undersigned as of the close of business on January 5, 1999, at the annual meeting of shareholders to be held on February, __, 1998, at 9:00 A.M. (Phoenix, Arizona time), and at any adjournment thereof.

1. THE TRANSACTION. To approve the Transaction described in the Proxy Statement dated ________.

                [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

2. ELECTION OF DIRECTORS.
                [ ] FOR all nominees listed below   [ ] WITHHOLD AUTHORITY
                (except as indicated)               to vote for each nominee
                                                    listed below

If you wish to withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below:

     William J. Rocke         Jean E. Ryberg          William W. Strawther, Jr.
     Louis S. Mastos          George M. Hill          James S. Rocke
     R. Scott Younker         Merlin J. Shumann       Francis J. LaPallo

3. RATIFICATION OF ACCOUNTANTS. To ratify the selection of McGladrey and Pullen, LLP, Certified Public Accountants, as the auditors of the Company for the Company's fiscal year ending June 30, 1999.

                [ ] FOR         [ ] AGAINST         [ ] ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 3; FOR ALL OF THE NOMINEES LISTED IN PROPOSAL 2 ABOVE; AND, WITH RESPECT TO PROPOSAL 4, AS APPROPRIATE IN THE JUDGMENT OF THE PROXIES NAMED HEREIN.

Receipt of Notice of Annual Meeting of Shareholders and related Proxy Statement dated ______, is hereby acknowledged.

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, or as executor, administer, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                     Dated:
                                           -----------------------------------
                                     PLEASE MARK, SIGN, DATE AND RETURN THIS
                                     PROXY PROMPTLY, USING THE ENCLOSED ENVELOPE

                                     -------------------------------------------
                                     Signature

                                     -------------------------------------------
                                     Signature if held jointly

--------------------------------------------------------------------------------






                                   APPENDIX A

                            STOCK PURCHASE AGREEMENT

                                     between

                       FRONTIER ADJUSTERS OF AMERICA, INC.

                                       and

                       UNITED FINANCIAL ADJUSTING COMPANY

                                   dated as of

                                November 20, 1998






--------------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                                                          PAGE
                                                                          ----

ARTICLE 1 DEFINITIONS ......................................................1

ARTICLE 2 PURCHASE AND SALE OF SHARES; CLOSING .............................6
         Section 2.1   Purchase and Sale; Purchase Price ...................6
         Section 2.2   Closing; Termination ................................6

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF THE SELLER .....................6
         Section 3.1   Organization and Qualification; Subsidiaries ........6
         Section 3.2   Authority Relative to Agreements; Board Approval ....7
         Section 3.3   Capital Stock .......................................7
         Section 3.4   No Conflicts; No Defaults; Required Filings
                        and Consents .......................................8
         Section 3.5   SEC Matters and Absence of Undisclosed Liabilities ..9
         Section 3.6   Litigation; Compliance With Law ....................10
         Section 3.7   Absence of Certain Changes or Events ...............10
         Section 3.8   Tax Matters ........................................10
         Section 3.9   Compliance with Agreements .........................11
         Section 3.10  Financial Records; Seller Articles and By-Laws;
                         Corporate Records ................................12
         Section 3.11  Title to Assets, Liens .............................12
         Section 3.12  Environmental Matters ..............................12
         Section 3.13  Employees and Benefit Plans ........................13
         Section 3.14  Labor Matters ......................................13
         Section 3.15  Proprietary Rights .................................14
         Section 3.16  Insurance ..........................................14
         Section 3.17  Year 2000 Compliance ...............................14
         Section 3.18  Proxy Statement ....................................14
         Section 3.19  Franchise Matters ..................................15
         Section 3.20  Government Approvals; Compliance with Laws
                        and Orders ........................................16
         Section 3.21  Takeover Statutes ..................................16
         Section 3.22  Brokers and Finders ................................16
         Section 3.23  Knowledge Defined ..................................16

ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF BUYER .........................17
         Section 4.1   Organization .......................................17
         Section 4.2   Due Authorization ..................................17
         Section 4.3   Conflicting Agreements and Other Matters ...........17
         Section 4.4   Private Placement ..................................17
         Section 4.5   Proxy Statement ....................................18
         Section 4.6   Brokers or Finders .................................18
         Section 4.7   Violations .........................................18
         Section 4.8   Labor Matters ......................................18
         Section 4.9   Rights in Software .................................19
         Section 4.10  Year 2000 Compliance ...............................19
         Section 4.11  Government Approvals; Compliance with Laws
                        and Orders ........................................19

ARTICLE 5  COVENANTS RELATING TO THE CLOSING ..............................20
         Section 5.1   Taking of Necessary Action .........................20
         Section 5.2   Public Announcement; Confidentiality ...............20
         Section 5.3   Conduct of Business ................................21

--------------------------------------------------------------------------------
                                                                          Page i

         Section 5.4   Acquisition Proposal ...............................22
         Section 5.5   Notification of Certain Matters ....................23
         Section 5.6   Provision of Certain Documents .....................23
         Section 5.7   Registration Rights Agreement ......................23
         Section 5.8   Service Agreement ..................................24
         Section 5.9   Agreement with William Rocke .......................24
         Section 5.10  Agreement with Jean Ryberg .........................24

ARTICLE 6  CERTAIN ADDITIONAL COVENANTS ...................................24
         Section 6.1   Resale .............................................24
         Section 6.2   Board Representation; Visitation Rights;
                        Voting Agreements .................................24
         Section 6.3   Listing ............................................25
         Section 6.4   Disinterested Directors ............................25
         Section 6.5   Tender Offer; Distribution .........................25
         Section 6.6   Legends; Stop-Transfer Orders ......................26
         Section 6.7   Access to Information ..............................27

ARTICLE 7 CLOSING DELIVERIES ..............................................27
         Section 7.1   Seller Closing Deliveries ..........................27
         Section 7.2   Buyer Closing Deliveries ...........................28

ARTICLE 8 CONDITIONS TO CLOSING ...........................................29
         Section 8.1   Conditions to Purchase at Closing ..................29
         Section 8.2   Conditions of Sale at Closing ......................30

ARTICLE 9 SURVIVAL; INDEMNIFICATION .......................................31
         Section 9.1   Survival ...........................................31
         Section 9.2   Indemnification by Buyer or the Seller .............31
         Section 9.3   Third-Party Claims .................................31
         Section 9.4   Limitations on Indemnification; Survival ...........32

ARTICLE 10 TERMINATION ....................................................33
         Section 10.1  Termination ........................................33
         Section 10.2  Procedure and Effect of Termination ................33
         Section 10.3  Expenses ...........................................34

ARTICLE 11 MISCELLANEOUS ..................................................34
         Section 11.1  Counterparts .......................................34
         Section 11.2  Governing Law ......................................34
         Section 11.3  Jurisdiction .......................................34
         Section 11.4  Entire Agreement ...................................34
         Section 11.5  Notices ............................................35
         Section 11.6  Successors and Assigns .............................35
         Section 11.7  Amendments and Waivers .............................35
         Section 11.8  Interpretation; Absence of Presumption .............36
         Section 11.9  Severability .......................................36
         Section 11.10 Further Assurances .................................36
         Section 11.11 Specific Performance ...............................36

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                                                                         Page ii

                                    SCHEDULES
                       (not included in Proxy Statement)

Schedule 3.1(d)         Subsidiaries
Schedule 3.3(a)         Options and Option Plans
Schedule 3.3(c)         Investments
Schedule 3.4(d)         Conflicts or Defaults
Schedule 3.6(a)         Litigation
Schedule 3.6(c)         Known Material Violations
Schedule 3.7            Absence of Certain Changes or Events
Schedule 3.8(a)         Tax Matters
Schedule 3.9(b)         Unresolved Violations
Schedule 3.9(c)         Joint Venture and Partnership Agreements
Schedule 3.9(d)         Directory; Material Agreements
Schedule 3.9(e)         Conflict Policies & Agreements; Waivers
Schedule 3.10(b)        Corporate Records
Schedule 3.11           Real Property and Permitted Liens
Schedule 3.13(a)        Employment Agreements
Schedule 3.13(b)        Employee Benefit Plans
Schedule 3.14           Labor Matters
Schedule 3.15           Intellectual Property
Schedule 3.16           Insurance Policies
Schedule 3.17           Year 2000
Schedule 3.19(e)        Franchisee and Licensee Litigation
Schedule 3.20(b)        Compliance with Laws
Schedule 4.8            Buyer Labor Matters
Schedule 4.10           Year 2000 Compliance of Buyer Software

                                    EXHIBITS
            (included in Proxy Statement as Appendices B through G)

Exhibit A               Terms of the Shares
Exhibit B               Registration Rights Agreement
Exhibit C               Service Agreement
Exhibit D               William Rocke Agreement
Exhibit E               Jean Ryberg Agreement
Exhibit F               Insider Support Agreement

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                                                                        Page iii

     THIS STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of November 20, 1998, is made between Frontier Adjusters of America, Inc, an Arizona corporation (the "Seller"), and United Financial Adjusting Company, an Ohio corporation (the "Buyer").

                                    RECITALS:

     WHEREAS, Buyer wishes to purchase from the Seller, and the Seller wishes to sell to Buyer, an aggregate of 5,258,513 shares of the Seller's Series A Convertible Voting Preferred Stock, $.01 par value per share, having the terms set forth on Exhibit A (the "Shares"), in exchange for the payment by Buyer to Seller of $6,836,067 (the "Purchase Price"); and

     WHEREAS, Buyer and the Seller are entering into this Agreement to provide for such purchase and sale and to establish various rights and obligations in connection with such transaction;

     NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                                  DEFINITIONS

     As used in this Agreement, the following terms have the following respective meanings:

     "ACQUISITION PROPOSAL" has the meaning set forth in Section 5.4.

     "ADDITIONAL DOCUMENTS" has the meaning set forth in Section 9.1.

     "ACTION" means any actual or, to the Seller's knowledge, threatened action, claim, suit, litigation, arbitration, inquiry, proceeding or investigation by or before any Government Authority.

     "AFFILIATE" has the meaning ascribed thereto in Rule 12b-2 promulgated under the Exchange Act, as in effect on the date hereof.

     "AGREEMENT" has the meaning set forth in the first paragraph hereof.

     "AMEX" means the American Stock Exchange, Inc.

     "ACQUISITION PROPOSAL" means any of the following transactions involving the Seller or any of its Subsidiaries, other than the transactions as contemplated by this Agreement: (i) any merger, consolidation, share exchange, reorganization, recapitalization, business combination, or other similar transaction; (ii) any sale, lease, exchange, mortgage, pledge, transfer, or other disposition (whether in a single transaction or series of transactions), of assets either constituting 10% or more of the assets of the Seller and its Subsidiaries, taken as a whole, or which generate 10% or more of the consolidated revenue of the Seller and its Subsidiaries; (iii) any tender offer or exchange offer for 10% or more of the outstanding shares of capital stock of the Seller or the filing of a registration statement under the Securities Act in connection therewith; (iv) any person having acquired beneficial ownership or the right to acquire beneficial
--------------------------------------------------------------------------------
ownership of, or any "group" (as such term is defined under Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) having been formed, which beneficially owns or has the right to acquire beneficial ownership of, 10% or more of the then outstanding shares of capital stock of the Seller (other than Persons or "groups" which beneficially own or have the right to acquire beneficial ownership of 10% or more of the outstanding shares of capital stock of the Seller as of the date of this Agreement); or (v) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

     "BENEFICIAL OWNERSHIP" has the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.

     "BLUE SKY LAWS" has the meaning set forth in Section 3.4(e).

     "BOARD OF DIRECTORS" means the Board of Directors of the Seller.

     "BUSINESS DAY" means any day other than a Saturday, a Sunday or a bank holiday in Cleveland, Ohio or Phoenix, Arizona.

     "BUYER" has the meaning set forth in the first paragraph hereof.

     "BUYER PERMITS" has the meaning set forth in Section 4.11.

     "CERCLA"   means  the  federal   Comprehensive,   Environmental   Response,
Compensation, and Liability Act, 42 U.S.C. ss. 9601 ET SEq., as amended.

     "CLOSING" has the meaning set forth in Section 2.1.

     "CLOSING DATE" has the meaning set forth in Section 2.2.

     "CODE" means the Internal Revenue Code of 1986, as amended, and any successor thereto, including all of the rules and regulations promulgated thereunder.

     "COMMITMENT" means any commitment, contractual obligation, agreement, borrowing, capital expenditure or transaction entered into by the Seller or any of its Subsidiaries.

     "COMMON SHARES" means the shares of common stock, $.01 par value per share, of the Seller.

     "CURRENT REPORTS" has the meaning set forth in Section 3.5(b).

     "DEPOSITARY" has the meaning set forth in Section 6.5(a).

     "DIRECTOR" means a member of the Board of Directors.

     "DIRECTORY" has the meaning set forth in Section 3.9(d).

     "DISINTERESTED DIRECTORS" has the meaning set forth in Section 6.4.

     "EMPLOYEES" means all current, former and retired employees, officers and directors of the Seller or any of its Subsidiaries, including current, former and retired employees, officers and directors on disability, layoff or leave status.

     "ENVIRONMENTAL CLAIM" means any claim, investigation or notice (written or oral) by any Person alleging potential liability (including potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries or fatalities, or penalties) arising out of, based on or resulting from (A) the presence, generation, transportation, treatment, use, storage, disposal or release of Materials of Environment Concern or the threatened release of Materials of Environmental Concern at any

--------------------------------------------------------------------------------
location, or (B) activities or conditions forming the basis of any violation, or alleged violation of, or liability or alleged liability under, any Environmental Law.

     "ENVIRONMENTAL LAWS" means any federal, state, or local statute, law, ordinance, code, order, injunction, decree or ruling, and any regulation promulgated thereunder, which regulates or controls (i) pollution, contamination, or the condition of groundwater, surface water, soil, sediment or air, or (ii) a spill, leak, emission, discharge, release or disposal into groundwater, surface water, soil, sediment or air, including without limitation CERCLA; the Federal Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901 ET SEq., as amended; the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1801 ET seq., as amended; the Toxic Substances Control Act, 15 U.S.C. ss. 2601 Et seq., as amended; the Clean Air Act, 42 U.S.C sS. 7401 et seq., as amended; the Clean Water Act, 33 U.S.C. SS. 1251 et seq., as amended; the Safe Drinking Water Act, 42 U.S.C. SS. 300f et seq., as amended; the Emergency Planning and Community Right to Know Act, 42 U.S.C. SS. 11001 et seq., as amended; the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. ss. 136 ET SEq., as amended; the National Environmental Policy Act, 42 U.S.C. ss. 4321 ET seq., as amended; any similar state or local statutes or ordinances, and the regulations promulgated thereunder.

     "ERISA" means the Employee Income Security Act of 1974, as amended, and any successor thereto, including all of the rules and regulations promulgated thereunder.

     "ERISA AFFILIATE" means, with respect to any entity, trade or business, any other entity, trade or business that is a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes the first entity, trade or business, or that is a member of the same "controlled group" as the first entity, trade or business within the meaning of Section 4001(a)(14) of ERISA.

     "EXCHANGE ACT" has the meaning set forth in Section 3.4(e).

     "EXTENSION PERIOD" has the meaning set forth in Section 6.5(d).

     "FILINGS" has the meaning set forth in Section 3.4(e).

     "FORM 10-K" has the meaning set forth in Section 3.5(a).

     "GAAP" has the meaning set forth in Section 3.5(b).

     "GOVERNMENT AUTHORITY" means any government or state (or any subdivision thereof) of or in the United States or Canada, or any agency, authority, bureau, commission, department or similar body or instrumentality thereof, or any governmental court or tribunal.

     "INDEMNIFIED PARTY" has the meaning set forth in Section 9.3.

     "INDEMNIFYING PARTY" has the meaning set forth in Section 9.3.

     "INDEMNITY THRESHOLD" has the meaning set forth in Section 9.4(a).

     "INITIAL  TENDER  EXPIRATION  DATE" has the  meaning  set forth in  Section
6.5(c).

     "INSURANCE POLICIES" has the meaning set forth in Section 3.16.

     "IRS" means the Internal Revenue Service or any successor thereto.

     "LIABILITIES"   means,  as  to  any  Person,  all  debts,  adverse  claims, liabilities and obligations, direct, indirect, absolute or contingent of such Person, whether accrued, vested or otherwise.

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                                                                          Page 3

     "LIENS" means all liens, mortgages, deeds of Seller or any of its Subsidiaries, title retention arrangements, security interests, pledges, claims, charges, easements and other encumbrances of any nature whatsoever.

     "LOSS AND EXPENSE" has the meaning set forth in Section 9.2(a).

     "MATERIAL ADVERSE EFFECT" means a material adverse effect on the financial condition, results of operations, business or prospects of the Seller and its Subsidiaries (to the extent of the Seller's interests therein), taken as a whole.

     "MATERIALS OF ENVIRONMENTAL CONCERN" means all chemicals, pollutants, contaminants, wastes, toxic substances, petroleum or any fraction thereof, petroleum products and hazardous substances (as defined in Section 101(14) of CERCLA, 42 U.S.C. ss. 6601(14)), or solid or hazardous wastes as now defined and regulated under any Environmental Laws.

     "MATERIAL TRANSACTION" means any transaction between Buyer and its Affiliates, on the one hand, and the Seller and its Affiliates, on the other hand, that would be required to be disclosed in the Seller's reports or proxy materials filed under the Exchange Act by Item 404 of Regulation S-K.

     "NOTICE OF  SUPERIOR  ACQUISITION  PROPOSAL"  has the  meaning set forth in
Section 5.4(c).

     "OTHER FILINGS" has the meaning set forth in Section 5.1(b).

     "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization, other form of business or legal entity or Government Authority.

     "PERMITTED LIENS" means: (A) statutory liens for obligations which are not overdue, or are being contested in good faith and are listed on Schedule 3.11;
(B) rights of way disclosed on an ALTA survey of the property; and (C) items listed on Schedule 3.11.

     "PROXY STATEMENT" has the meaning set forth in Section 5.1(b).

     "PURCHASE PRICE" has the meaning set forth in the first paragraph of the recitals to this Agreement.

     "PURCHASED SHARES" means the Shares purchased by Buyer pursuant to this Agreement, including all Common Shares issuable upon conversion of the Shares, as adjusted for any share split, subdivision, combination, merger, reclassification or share dividend related to the Common Shares occurring at or prior to the time of such conversion.

     "REAL PROPERTY" means the land owned, leased, or occupied by the Seller or any of its Subsidiaries.

     "REGISTRATION RIGHTS AGREEMENT" means a registration rights agreement between Buyer and the Seller in substantially the same form as the agreement attached hereto as Exhibit B.

     "SEC" has the meaning set forth in Section 3.5(a).

     "SECURITIES ACT" has the meaning set forth in Section 3.4(e).

     "SECURITIES LAWS" has the meaning set forth in Section 3.5(a).

     "SELLER" has the meaning set forth in the first paragraph hereof.

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                                                                          Page 4

     "SELLER ARTICLES" means the Articles of Incorporation of the Seller as in effect on the date of this Agreement.

     "SELLER PERMITS" has the meaning set forth in Section 3.20(a).

     "SELLER PLANS" means, collectively, each of the Seller's or any of its Subsidiaries' benefit, bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, retirement, vacation, severance, disability, death benefit, hospitalization, medical or other employee benefit arrangements, understandings or plans (whether under Section 414(b), (c), (m) or (o) of the Code or otherwise) with regard to any Employee or any Person affiliated with the Seller or any of its Subsidiaries.

     "SELLER PROPERTIES" has the meaning set forth in Section 3.11.

     "SELLER REPORTS" has the meaning set forth in Section 3.5(a).

     "SERVICE AGREEMENT" means a Service Agreement between Buyer and the Seller and its Subsidiaries, as applicable, in substantially the same form as the agreement attached hereto as Exhibit C.

     "SHAREHOLDERS" means the holders of all of the issued and outstanding Common Shares.

     "SHARE PURCHASE" has the meaning set forth in Section 6.5(d).

     "SHARES" has the meaning set forth in the first paragraph of the recitals to this Agreement.

     "STATE REGISTRATIONS" has the meaning set forth in Section 3.19(b).

     "SUBSIDIARY" means each entity of which the Seller, directly or through one or more intermediary entities (i) has the right to elect a majority of the board of directors or other governing body, (ii) owns a majority of the issued and outstanding common stock, or (iii) has the right to receive 50% or more of the economic value of any business or activity in which such entity is engaged.

     "SUPERIOR  ACQUISITION  PROPOSAL"  has the  meaning  set  forth in  Section
5.4(a).

     "TAX" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Section 54A), customs duties, capital stock, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not. The term "Tax" also includes any amount payable pursuant to any tax sharing agreement pursuant to which any relevant party is liable and any amount payable pursuant to any similar contract.

     "TAX RETURN" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

     "TENDER OFFER" has the meaning set forth in Section 6.5(a).

     "TENDER OFFER MATERIALS" has the meaning set forth in Section 6.5(a).

     "UFOC" has the meaning set forth in Section 3.19(b).

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                                                                          Page 5

                                    ARTICLE 2

                      PURCHASE AND SALE OF SHARES; CLOSING

     Section 2.1 PURCHASE AND SALE; PURCHASE PRICE. On the terms and subject to the conditions hereof, at the closing of the purchase of the Shares (the
"Closing"), the Seller shall issue and deliver the Shares to Buyer, duly registered in the name of Buyer or its designee, in exchange for the Purchase Price and Buyer shall deliver to the Seller the Purchase Price, by wire transfer of immediately available funds, in exchange for the Shares.

     Section 2.2 CLOSING; TERMINATION. The Closing shall take place at 10:00 a.m., local time, at the offices of the Seller, 45 East Monterey Way, Phoenix, Arizona 85012, on the Business Day following the satisfaction or waiver of the last to be satisfied or waived of the conditions set forth in Sections 8.1 and
8.2 (other than those conditions that are to be satisfied concurrently with the Closing), or on such other date or at such other time and place as the parties shall agree on in writing (the "Closing Date"). If the Closing has not occurred on or before the first anniversary of this Agreement and this Agreement has not been previously terminated under Article 10, this Agreement shall terminate on such anniversary without further action by the parties hereto, and this Agreement shall be null and void and have no further effect.

                                   ARTICLE 3

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

     The Seller hereby represents and warrants to Buyer as follows:

     Section 3.1 ORGANIZATION AND QUALIFICATION; SUBSIDIARIES. (a) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Arizona. The Seller has all requisite power and authority to own, operate, lease and encumber its properties and carry on its business as now conducted, and to enter into this Agreement and to perform its obligations hereunder.

     (b) Each Subsidiary of the Seller is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, and has the corporate power and authority to own, operate, lease and encumber its properties and carry on its business as it is now being conducted.

     (c) The Seller and each of its Subsidiaries is duly qualified to do business and is in good standing in each jurisdiction in which the ownership or lease of its properties or the conduct of its business requires such qualification, except for any such failures to so qualify that would not, individually or in the aggregate, have a Material Adverse Effect.

     (d) Schedule 3.1(d) sets forth the name of each Subsidiary (whether owned directly or indirectly through one or more intermediaries). All of the outstanding shares of capital stock of, or other equity interests in, each of the Subsidiaries are duly authorized, validly issued, fully paid and nonassessable, and are owned, directly or indirectly, by the Seller free and clear of all Liens, except as set forth in Schedule 3.1(d). The following information for each Subsidiary is set forth in Schedule 3.1(d), if applicable:
(i) its name and jurisdiction of incorporation or organization; and (ii) the type of and percentage interest held by the Seller in the Subsidiary and the names of and percentage interest held by the other interest holders, if any, in the Subsidiary.

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                                                                          Page 6

     Section 3.2 AUTHORITY RELATIVE TO AGREEMENTS; BOARD APPROVAL. (a) The execution, delivery and performance of this Agreement and of all of the documents and instruments delivered in connection herewith by the Seller are within the corporate power of the Seller. This Agreement has been duly executed and delivered on behalf of the Seller. This Agreement is, and the other documents and instruments required hereby will be, when executed and delivered by the Seller, subject to approval by the Shareholders, the valid and binding obligations of the Seller, enforceable against the Seller in accordance with their respective terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability or right of creditors generally and to general equitable principles which may limit the right to obtain equitable remedies.

     (b) The Board of Directors and a committee of "disinterested directors" (as defined in Chapter 23, Section 10-2741(d) of the Arizona Corporate Takeover Statute) have approved this Agreement and the transactions contemplated hereby and have determined to recommend that the Shareholders vote in favor of and approve the issuance of the Purchased Shares pursuant to this Agreement.

     (c) The Purchased Shares to be issued pursuant to this Agreement have been duly authorized, and upon issuance on the terms set forth in this Agreement will be duly and validly issued, fully paid and nonassessable. At Closing and subject to the restrictions described in Section 6.6, the Seller will deliver to Buyer good and marketable title to the Purchased Shares, free and clear of all Liens (other than Liens created as a result of actions of Buyer). The Common Shares issuable upon conversion of the Shares will be duly and validly issued, fully paid and nonassessable and, if converted immediately after Closing or within 120 days thereafter, Buyer will own not less than 52% of the outstanding Common Shares on a fully diluted basis and such Common Shares will represent not less than 52% of the voting power on a fully diluted basis entitled to be voted on any issue, whether at a meeting of the Shareholders or otherwise.

     (d) Neither the sale nor the conversion of the Purchased Shares pursuant to this Agreement will give any Shareholder: the right to demand payment for that Shareholder's Common Shares under the laws of the State of Arizona; any appraisal or similar rights under the laws of the State of Arizona; any dissenters' or similar rights under the laws of the State of Arizona; any preemptive or similar right to purchase additional shares of the Seller's capital stock; or any rights under any shareholders' rights, "poison pill" or similar plan adopted by the Board of Directors or the Shareholders or contained in the Seller Articles or other organizational documents of the Seller.

     Section 3.3 CAPITAL STOCK. (a) The authorized capital stock of the Seller on the date hereof consists of 100,000,000 Common Shares, and 100,000,000 shares of preferred stock, $.01 per share. As of the date hereof, there are 4,605,358 Common Shares issued and outstanding, and no shares of preferred stock issued and outstanding. All such issued and outstanding Common Shares are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. The Seller has no outstanding securities or bonds, debentures, notes or other obligations the holders of which have the right to vote (or which are convertible into or exercisable for securities the holders of which have the right to vote) with the Shareholders or separately with respect to the transactions contemplated hereby. Other than options described in Schedule 3.3(a) which have heretofore been granted under the option plans also described in Schedule 3.3(a), there are no existing options, warrants, calls, subscriptions, convertible

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                                                                          Page 7
securities, or other rights, agreements or commitments which obligate the Seller to issue, transfer or sell any shares of capital stock or other equity interests of the Seller.

     (b) No Subsidiary has issued or granted securities convertible into or exchangeable for interests in the Seller or in any Subsidiary and no Subsidiary is a party to any outstanding commitment of any kind relating to, or any presently effective agreement or understanding with respect to, interests in the Seller or in any Subsidiary, whether issued or unissued.

     (c) Except for its interests in the Subsidiaries, none of the Seller or any of its Subsidiaries owns directly or indirectly any material interest or investment (whether equity or debt) in any corporation, partnership, joint business venture, trust or other legal entity (other than the list set forth on Schedule 3.3(c), which is a list of all of the investments of the Seller and its Subsidiaries).

     Section 3.4 NO CONFLICTS; NO DEFAULTS; REQUIRED FILINGS AND CONSENTS. Neither the execution and delivery by the Seller of this Agreement, nor the consummation by the Seller of the transactions contemplated hereby in accordance with the terms hereof, will:

     (a) conflict with or result in a breach of any provisions of the Seller Articles or By-laws of the Seller;

     (b) result in a breach or violation of, a default under, or the triggering of any payment or other obligation pursuant to, or accelerate vesting or have any other consequence under, any Seller or Subsidiary stock option plan, option plan or similar compensation plan or any grant or award made under any of the foregoing, except for the accelerated vesting of stock options granted under the Company's existing stock option plans, which options and plans are listed on
Schedule 3.3(a);

     (c) violate or conflict with any statute, regulation, judgment, order, writ, decree or injunction applicable to the Seller or to any of its Subsidiaries;

     (d) except as disclosed in Schedule 3.4(d), violate or conflict with or result in a breach of any provision of, or constitute a default (or any event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or in a right of termination or cancellation of, or accelerate the performance required by, or result in the creation of any Lien upon any of the properties of the Seller or of any of its Subsidiaries under, or result in being declared void, voidable or without further binding effect, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed or any franchise, license, permit, lease, contract, agreement or other instrument, commitment or obligation to which the Seller or any of its Subsidiaries is a party, or by which the Seller or any of its Subsidiaries or any of their properties is bound or affected, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; or

     (e) require any consent, approval or authorization of, or declaration, filing or registration with, any Government Authority or private organization, other than any filings required under the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), state securities laws ("Blue Sky Laws") or the AMEX (collectively, the "Filings").

     Section 3.5 SEC MATTERS AND ABSENCE OF UNDISCLOSED LIABILITIES. (a) The Seller has delivered or made available to Buyer the Seller's Annual Report on Form 10-K for the fiscal year ended June 30, 1998 filed by the Seller with the Securities and Exchange Commission

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                                                                          Page 8

("SEC") and all exhibits, amendments and supplements thereto, including all documents incorporated by reference therein (collectively, the "Form 10-K"), and each registration statement, report, proxy statement or information statement and all exhibits thereto prepared by or relating to the Seller for the three years prior to the date of this Agreement, each in the form (including exhibits and any amendments thereto) filed with the SEC (collectively the "Seller Reports"). The Seller Reports were filed with the SEC in a timely manner and constitute all forms, reports and documents required to be filed by the Seller under the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder (the "Securities Laws"). As of their respective dates, the Seller Reports (i) complied as to form in all material respects with the applicable requirements of the Securities Laws and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. To the Seller's knowledge, there is no unresolved violation asserted by any Government Authority with respect to any of the Seller Reports.

     (b) Each of the balance sheets (including the related notes and schedules) included in or incorporated by reference into the Form 10-K and each Exchange Act report filed between the date such annual report was filed with the SEC and the Closing Date (the Form 10-K and such reports collectively, the "Current Reports") fairly and accurately present the consolidated financial position of the Seller and its Subsidiaries as of its date and each of the statements of operations, shareholders' equity (deficit) and cash flows included in or incorporated by reference into the Current Reports (including any related notes and schedules) fairly and accurately present the consolidated results of operations, retained earnings or cash flows, as the case may be, of the Seller and its Subsidiaries for the period covered thereby, in each case in accordance with United States generally accepted accounting principles consistently applied during the periods involved ("GAAP") and in accordance with Regulation S-X promulgated by the SEC, except as may be noted therein and except, in the case of the unaudited statements, for normal recurring year-end adjustments which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. All such balance sheets and statements are free of material errors, omissions and misstatements. None of the receivables of the Seller and its Subsidiaries are materially overstated, and no payables and other liabilities of the Seller and its Subsidiaries are materially understated, on any such balance sheet or statement.

     (c) Except as and to the extent set forth in the Current Reports or in any Schedule hereto, to the Seller's knowledge, none of the Seller or any of its Subsidiaries has any material Liabilities, nor do there exist any circumstances that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

     Section 3.6 LITIGATION; COMPLIANCE WITH LAW. (a) Schedule 3.6(a) sets forth a list and a brief description of all pending Actions involving the Seller or any of its Subsidiaries of which the Seller or any of its Subsidiaries have notice, in which the amount of damages prayed for in any complaint or pleading exceeds $10,000 or which is reasonably likely to result in damages of $10,000 or more.

     (b) Except as set forth on Schedule 3.6(a), there are no Actions pending or, to the knowledge of the Seller threatened, against the Seller or any of its Subsidiaries (or any Seller Plan), or any property (including proprietary rights) of the Seller or any of its Subsidiaries in any court or other forum or before any arbitrator of any kind or before or by any Governmental Authority of which the Seller or any of its Subsidiaries have notice, in which the amount of

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                                                                          Page 9
damages prayed for in any complaint or pleading exceeds $10,000 or which is reasonably likely to result in damages of $10,000 or more.

     (c) To the knowledge of the Seller, none of the Seller or any of its Subsidiaries is in material violation of any statute, rule, regulation, order, writ, decree or injunction of any Government Authority or any body having jurisdiction over them or any of their respective properties. Schedule 3.6(c) sets forth all such violations known to the Seller or its Subsidiaries.

     Section 3.7 ABSENCE OF CERTAIN  CHANGES OR EVENTS.  Except as  disclosed in
Schedule 3.7 or in any other Schedule hereto, since July 1, 1998, the Seller and each of its Subsidiaries has conducted its business only in the ordinary course of such business, and there has not been (a) any change, circumstance or event that had or that could reasonably be expected to have a Material Adverse Effect, or (b) any change in the Seller's accounting principles, practices or methods, except as required by changes in GAAP.

     Section 3.8 TAX MATTERS . (a) The Seller and each of its Subsidiaries has timely filed with the appropriate taxing authority all Tax Returns required to be filed by it or has timely requested extensions and any such request has been granted and has not expired. Each such Tax Return is complete and accurate in all material respects and all information shown thereon is correct in all material respects. All Taxes required to have been paid by the Seller or any of its Subsidiaries have been paid when due, except for Taxes contested in good faith and for which adequate reserves as required by GAAP have been taken and which are listed on Schedule 3.8(a). The Seller and each of its Subsidiaries have properly accrued its liability for all Taxes for periods subsequent to the periods covered by such Tax Returns as required by GAAP. None of the Seller or any of its Subsidiaries has executed or filed with the IRS or any other taxing authority any agreement now in effect extending the period for assessment or collection of any Tax. Except as set forth on Schedule 3.8(a), none of the Seller or any of its Subsidiaries is a party to any pending action or proceeding by any taxing authority for assessment or collection of any Tax, and no claim for assessment or collection of any Tax has been asserted against it. Except as set forth on Schedule 3.8(a), no claim has been made by any authority in a jurisdiction where the Seller or any of its Subsidiaries does not file Tax Returns that it is or may be subject to taxation or reporting in that jurisdiction. There is no dispute or claim concerning any information, reporting or tax liability of the Seller or of any of its Subsidiaries, (i) claimed or raised by any taxing authority in writing or (ii) as to which the Seller or any of its Subsidiaries has knowledge. Except as set forth on Schedule 3.8(a), neither the Seller nor any of its Subsidiaries has had its tax returns audited by any Government Authority within the last four years.

     (b) No amount or other entitlement that could be received (whether in cash or property or the vesting of property) as a result of any of the transactions contemplated hereby by any Employee of the Seller or of any of its Subsidiaries or of any of their Affiliates who is a "disqualified individual" (as such term is defined in proposed Treasury Regulation Section 1.28OG-1) under any employment, severance or termination agreement, other compensation arrangement or plan currently in effect would be characterized as an "excess parachute payment" (as such term is defined in Section 280G(b)(2) of the Code).

     Section 3.9 COMPLIANCE WITH AGREEMENTS. (a) Neither the Seller nor any of the Subsidiaries is in default under or in violation of any provision of its articles of incorporation or by-laws or any similar organizational document.

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     (b) Each of the Seller and its Subsidiaries has filed all material reports, registrations, documents and statements, together with any amendments and supporting materials required with respect thereto, that it was required to file with any Government Authority and all other material reports, documents, materials and statements required to be filed by it, and has paid all fees or assessments due and payable in connection therewith. Except as disclosed on
Schedule 3.8(a) or 3.9(b), there is no unresolved violation asserted by any Government Authority of which the Seller or any of its Subsidiaries has received notice.

     (c) Neither the Seller nor any of the Subsidiaries is in default, and, to the Seller's knowledge, no event has occurred which, with the giving of notice or the lapse of time or both, would constitute a default, in any material respect, under any Commitment to which the Seller or any of its Subsidiaries are bound, whether as a party or otherwise or in respect of any payment obligations thereunder. Except as set forth in Schedule 3.9(c), neither the Seller nor any of its Subsidiaries is a party to any joint venture or partnership agreements. For purposes of this Section 3.9(c), license agreements, franchise agreements and group services arrangements with purchasers of adjusting services shall not be deemed to be joint venture or partnership agreements. To the Seller's knowledge, there is no condition with respect to the Seller or any of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

     (d) The Seller has delivered to Buyer the Seller's most current directory of its franchisees and licensees (the "Directory"). Schedule 3.9(d) sets forth all additions and deletions of franchisees or licensees between the date of the Directory and the date of this Agreement. The franchise and license agreements listed in the Directory, as supplemented by Schedule 3.9(d), sets forth a complete and accurate list of all material agreements to which the Seller or any Subsidiary is a party as of the date hereof which are not listed in any other Schedule hereto. Each agreement with the parties, and for the geographic areas, listed in the Directory (as modified by Schedule 3.9(d)) and each additional agreement listed on Schedule 3.9(d) is in full force and effect and no payments thereunder, if any, are delinquent, no notice of default thereunder has been sent or received by the Seller or any of the Subsidiaries, and, to the Seller's knowledge, no event has occurred which, with notice or lapse of time or both, would constitute such a default, except for any such defaults or events that would not, individually or in the aggregate, have a Material Adverse Effect.

     (e) Schedule 3.9(e) sets forth a complete and accurate list of all material agreements and written policies of the Seller or any of its Subsidiaries in effect on the date hereof relating to transactions with Affiliates and potential conflicts of interest. Each agreement or policy listed on Schedule 3.9(e) is in full force and effect, and the Seller, each of the Subsidiaries and, to the Seller's knowledge, the other parties thereto, are in compliance with such agreements or policies. Solely for purposes of this Section 3.9(e), material agreements shall mean agreements that involve an expense to the Seller or any of its Subsidiaries of over $5,000 per month or $25,000 in the aggregate.

     Section 3.10 FINANCIAL RECORDS; SELLER ARTICLES AND BY-LAWS; CORPORATE RECORDS. (a) The books of account and other financial records of the Seller and of each of the Subsidiaries are true and complete in all material respects, have been maintained in accordance with GAAP, and are accurately reflected in all material respects in the financial statements included in the Seller Reports.

     (b) The Seller has delivered or made available to Buyer true and complete copies of the Seller Articles and the By-laws of the Seller, as amended to date, and the charter,

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by-laws, organizational documents and joint venture agreements of the Seller and each of its  Subsidiaries,  and all  amendments  thereto.  For  purposes of this
Section 3.10(b), license agreements, franchise agreements and group services arrangements with the purchasers of adjusting services shall not be deemed to be joint venture agreements. All such documents are listed in Schedule 3.10(b).

     (c) The corporate minute books and other records of proceedings of the Seller and of its Subsidiaries contain accurate records of all meetings and consents of the equity holders, directors and other governing bodies thereof and accurately reflect in all material respects all other corporate action of the directors and shareholders and any committees of the board of directors of the Seller and its Subsidiaries.

     Section 3.11 TITLE TO ASSETS; LIENS. The Seller or a Subsidiary has good and marketable title (insurable and indefeasible fee simple title in the case of owned Real Property), to all of their respective property, equipment and other assets, including those reflected as owned in the Seller Reports or on Schedule
3.11 (the "Seller Property"), and such assets are free and clear of any and all mortgages, liens, security interests, charges, encumbrances or title defects of any nature whatsoever other than Permitted Liens, except for any lease of office equipment made in the ordinary course of business of the Seller or any of its Subsidiaries requiring payments of less than $10,000 annually. Schedule 3.11 contains a complete and accurate list of each parcel of Real Property owned, leased or used by the Seller or any Subsidiary in the conduct of its business. The Seller has provided Buyer with a complete and accurate legal description of each parcel of Real Property owned, leased or used by the Seller or any Subsidiary in the conduct of its business and a complete and accurate description of the Permitted Liens. There are no pending or, to the best knowledge of the Seller, threatened zoning, condemnation or eminent domain proceedings, building, utility or other moratoria, or injunctions or court orders which would materially effect such continued operation. The current use of the owned Real Property is permissible and in material compliance with all applicable zoning ordinances and other regulations of any Government Authority.

     Section 3.12 ENVIRONMENTAL MATTERS. (a) The Seller's and each of its Subsidiaries ownership, operation and use of its respective property have been and currently are in compliance in all material respects with all applicable Environmental Laws.

     (b) No Environmental Claim with respect to the operations or the businesses of the Seller or of its Subsidiaries, or with respect to any Real Property, has been asserted or, to the Seller's knowledge, threatened, and, to the Seller's knowledge, no circumstances exist with respect to the Seller or any of its Subsidiaries or any Real Property that would reasonably be expected to result in any Environmental Claim being asserted, in any such case, against (i) the Seller or any of its Subsidiaries, or (ii) any Person whose liability for any Environmental Claims the Seller or any of its Subsidiaries has or may have retained or assumed either contractually or by operation of law.

     (c) (i) None of the Seller nor any of the Subsidiaries has been notified or has reason to anticipate being notified of potential responsibility in connection with any site that has been placed on, or proposed to be placed on, the National Priorities List or its state or foreign equivalent pursuant CERCLA., or analogous state or foreign laws, (ii) no Materials of Environmental Concern are present on, in or under any Real Property, (iii) none of the Seller, any Subsidiary or any tenant of any Real Property has released or arranged for the release of any Materials of Environmental Concern at or on any Real Property, (iv) no underground storage tanks, surface disposal areas, pits, ponds, lagoons or open trenches are present at any Real

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Property,  (v) no transformers,  capacitors or other equipment  containing fluid with more than 50 parts per million polychlorinated biphenyls are present at, on or under any Real Property, except for any such transformers, capacitation or other equipment owned by any utility company, and (vi) to the Seller's knowledge, no employee, agent, contractor, subcontractor or tenant of the Seller or of any of the Subsidiaries is now or has in the past been exposed to friable asbestos or asbestos-containing material at any Real Property whether now or previously owned or occupied by the Seller or any of its Subsidiaries.

     Section 3.13 EMPLOYEES AND BENEFIT PLANS. (a) Schedule 3.13(a) sets forth a complete and accurate list of all employment agreements with Employees of the Seller or of any of its Subsidiaries. Except for the Employees who are parties to such employment agreements, all of the Employees of the Seller and of each of its Subsidiaries are employed in an at-will status (except for restrictions or limitations on the at-will status of such employees imposed by general principles of law or equity).

     (b) Schedule 3.13(b) sets forth a complete and accurate list of each of the Seller Plans. Since July 1, 1998, there has been no adoption, modification, amendment or alteration of any Seller Plan by the Seller or any of its Subsidiaries. All Seller Plans, including any such plan that is an "employee benefit plan" as defined in Section 3(3) of ERISA, are in compliance, in all material respects, with all applicable requirements of law, including ERISA and the Code, and neither the Seller nor any of its Subsidiaries has any liabilities or obligations with respect to any Seller Plan, whether accrued, contingent or otherwise (other than obligations to make contributions and pay benefits and administrative costs incurred in the ordinary course that are accrued in the balance sheet included in the Form 10-K or, as to such obligations incurred after June 30, 1998, that do not, individually or in the aggregate, exceed $10,000 annually).

     Section 3.14 LABOR MATTERS. Except as disclosed in Schedule 3.14, there are no pending or, to the knowledge of the Seller, threatened Actions or work stoppages relating to any Employee. Neither the Seller nor any of its Subsidiaries is a party to any collective bargaining agreement with respect to employees, and, to the knowledge of the Seller, there are no activities of any labor union seeking to represent or organize the employees of the Seller or any of its Subsidiaries. No unfair labor practice or labor arbitration, or race, sex, age, disability or other discrimination complaint is pending, nor is any such complaint, to the knowledge of the Seller, threatened against the Seller or any of its Subsidiaries before the National Labor Relations Board, Equal Employment Opportunity Commission, Department of Labor or any other Governmental Authority, and no grievance is pending, nor is any grievance, to the knowledge of the Seller, threatened against the Seller or any of its Subsidiaries. The Seller and its Subsidiaries are in compliance in all material respects with all applicable federal, state and local laws relating to employment, including without limitation, the provisions thereof relating to wages, non-discriminatory hiring and employment practices, collective bargaining, and payment of Social Security and Unemployment Compensation taxes or similar taxes, and neither the Seller nor any of its Subsidiaries is liable for any arrears of wages or subject to any liabilities or penalties for failure to comply with any of the foregoing laws.

     Section 3.15 PROPRIETARY RIGHTS. The Seller has provided Buyer with copies of all relevant materials pertaining to (a) the registration of all trademarks, service marks or trade names, and all pending applications for any such registration, (b) the registration of all patents and copyrights and all pending applications therefor, and (c) all other trademarks, service marks or trade names, whether or not registered (the items in clauses (a), (b) and (c) collectively, the

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"Proprietary  Rights"),  that  are  owned  or used by the  Seller  or any of its
Subsidiaries. To the knowledge of the Seller, the use of any of the Proprietary Rights by the Seller or any of its Subsidiaries has not infringed, is not infringing upon, and is not otherwise violating the rights of any Person or other entity in or to such Proprietary Rights or the asserted Proprietary Rights of others. No notices have been received by the Seller or any of its Subsidiaries that the use of the Proprietary Rights by the Seller or any of its Subsidiaries infringes upon or otherwise materially violates any rights of a person or other entity in or to such Proprietary Rights or the proprietary rights of others. Except as disclosed in Schedule 3.15, to the knowledge of the Seller, no person or other entity is infringing on the Proprietary Rights owned by the Seller or any of its Subsidiaries.

     Section 3.16 INSURANCE. The Seller maintains insurance policies covering the assets, business, equipment, properties, operations and Employees of the Seller and of each of its Subsidiaries (collectively, the "Insurance Policies") which are of a type and in amounts customarily carried by Persons similar in size to the Seller and its Subsidiaries conducting businesses similar to those of the Seller and its Subsidiaries. Schedule 3.16 sets forth a list of all insurance coverages or policies currently maintained by the Seller or its Subsidiaries. All such coverages or policies shall be maintained in full force and effect until the Closing. There is no material claim by the Seller or by any of its Subsidiaries pending under any of the Insurance Policies as to which coverage has been questioned, denied or disputed by the underwriters of such policies.

     Section 3.17 YEAR 2000 COMPLIANCE. Schedule 3.17 describes the year 2000 computer problem compliance efforts of the Seller and its Subsidiaries and sets forth the current status of such efforts.

     Section  3.18  PROXY  STATEMENT.   The  Proxy  Statement  and  all  of  the
information included or incorporated by reference therein (other than any information supplied or to be supplied by Buyer for inclusion or incorporation by reference therein) will not, as of the date such Proxy Statement is first made available to the Shareholders and as of the time of the meeting of the Shareholders in connection with the transactions contemplated hereby, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated by the SEC thereunder.

     Section 3.19 FRANCHISE MATTERS. (a) The Seller and its Subsidiaries have obtained and maintain valid and effective registrations in each and every jurisdiction wherein registration is required in connection with the offering or sale of franchises, business opportunities or similar arrangements of the type offered by the Seller and its Subsidiaries. The Seller and each of its Subsidiaries are and have been in material compliance with all applicable federal and state franchise laws and have no knowledge of any circumstance that may prevent or interfere with such compliance in the future.

     (b) The Seller and its Subsidiaries have delivered or made available to Buyer, the Seller's Uniform Franchise Offering Circular ("UFOC") and all exhibits, amendments and supplements thereto and each registration statement and all exhibits thereto filed with any state franchise authority ("State Registrations"). The UFOC and State Registrations (i) comply as to form and in all material respects with the applicable requirements of all federal and state laws, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact

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required to be stated  therein or necessary to make the statements  therein,  in light of the circumstances under which they were made, not misleading.

     (c) Other than routine claims in the ordinary course of business of the Seller or any of its Subsidiaries that the Seller reasonably believes will not result in the incurrence of liability of $20,000 or more, neither the Seller nor any of its Subsidiaries has received any claims, deficiency notices, complaints, orders, notice of violation or threat of legal action from any Governmental Authority or by or on behalf of any Person with respect to the offering and sale of franchises or licenses or the operation of its franchise or license system.

     (d) The franchise or license agreement with each party listed in the Directory, as updated by Schedule 3.9(d), is in compliance, in all material respects, with all applicable laws, ordinances, rules and regulations and is in full force and effect, and no event has occurred which, with notice or lapse of time or both, would constitute a material default under any such agreement by the Seller or any of its Subsidiaries or, to the knowledge of the Seller, by any other party thereto, except as are not, individually or in the aggregate, likely to have a Material Adverse Effect.

     (e) Except as set forth on Schedule 3.19(e), neither the Seller nor any of its Subsidiaries is a party to any Action by, against or involving any of its current or former franchisees or licensees. Except as set forth on Schedule
3.19(e), the Seller has not been threatened with any litigation or other proceeding by any current or former franchisee or licensee and is not aware of any facts or circumstances that might reasonably be expected to give rise to any such threat, litigation or other proceeding, other than matters which, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect. The Seller's relationship with each of its franchisees and licensees is defined by a franchise or license agreement, as applicable, substantially in the form heretofore furnished to Buyer, between the Seller or a Subsidiary and such franchisee or licensee, as applicable. Neither the Seller nor any of its Subsidiaries, nor, to the knowledge of the Seller, any franchisee or licensee is currently in default in any material respect of any of its/his/her obligations under any such franchise or license agreement and each such agreement complies in all material respects with all federal, state and other franchise and license or other laws promulgated by any Government
Authority, and all rules and regulations which are applicable to the relationship between the Seller and any of its franchisees and licensees, except for any such defaults and incidents of noncompliance which, individually or in the aggregate, have not had, and are not reasonably likely to have, a Material Adverse Effect. The Seller has no knowledge of any proposed or contemplated termination, revision or amendment of any such agreement or any material adverse change in the relationship between the Seller and any of its Subsidiaries and any of its franchisees or licensees, other than the normal expiration of franchise or license agreements in accordance with their terms.

     Section 3.20 GOVERNMENT APPROVALS; COMPLIANCE WITH LAWS AND ORDERS.

     (a) The Seller and each of its Subsidiaries has obtained from the appropriate Government Authority which is charged with regulating or supervising any business conducted by the Seller or any of its Subsidiaries all permits, variances, exemptions, orders, approvals, certificates of authority and licenses necessary for the conduct of its business and operations as and to the extent currently conducted (the "Seller Permits"), which Seller Permits are valid and remain in full force and effect. The Seller and its Subsidiaries are in compliance in all material respects with the terms of all such Seller Permits.

     (b) Except as set forth on Schedule 3.20(b), neither the Seller nor any of its Subsidiaries has received notice of or, to the knowledge of the Seller, is subject to any Action,

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order or any complaint,  proceeding or investigation of any Government Authority which is charged with regulating or supervising any business conducted by the Seller or any of its Subsidiaries, which is pending or threatened, which affects or which could affect the effectiveness or validity of any such Seller Permit or which could impair the renewal thereof or which is likely to result in any such Action, agreement, consent decree or order or in any fine, penalty or other liability in excess of $20,000 or the forfeiture of the certificate of authority of the Seller or any of its Subsidiaries. As of the date hereof, neither the Seller nor any of its Subsidiaries is a party or subject to any Action, agreement, consent decree or order, or other understanding or arrangement with, or any directive of, any Government Authority that is charged with regulating or supervising any business conducted by the Seller or any of its Subsidiaries which imposes any material restrictions on or otherwise affects in any material way the conduct of the business of the Seller and its Subsidiaries, as currently conducted (taken as a whole).

     Section 3.21 TAKEOVER STATUTES. No "fair price," "moratorium," "business combination," "control share acquisition" or other anti-takeover statute or similar statute or regulation enacted by the State of Arizona applies to the transactions contemplated by this Agreement. All actions have been taken to ensure that no statute or regulation of the State of Arizona, including the "business combination act," limits Buyer's ability to engage in further transactions with the Sellers and its Subsidiaries.

     Section 3.22 BROKERS AND FINDERS. No agent, broker, investment banker or other Person, including any of the foregoing that is an Affiliate of the Seller or any of its Subsidiaries, is or will be entitled to any broker's or finder's fee or any other commission or similar fee agreed to or arranged by the Seller in connection with this Agreement or any of the transactions contemplated hereby.

     Section 3.23 KNOWLEDGE DEFINED. As used herein, the phrase "to the Seller's knowledge" (or words of similar import) means the knowledge, after reasonable inquiry, of any of the officers or inside directors of the Seller or its Subsidiaries.

                                    ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer hereby represents and warrants to the Seller as follows:

     Section 4.1 ORGANIZATION. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of Ohio. Buyer has all requisite corporate power and authority to own, operate, lease and encumber its properties and carry on its business as now conducted, and to enter into this Agreement and to perform its obligations hereunder. Buyer is a wholly-owned subsidiary of The Progressive Corporation, an Ohio corporation.

     Section 4.2 DUE AUTHORIZATION. The execution, delivery and performance of this Agreement and of all of the documents and instruments delivered in connection herewith by Buyer has been duly and validly authorized by all necessary corporate action on the part of Buyer. This Agreement has been duly executed and delivered on behalf of Buyer. This Agreement is, and the other documents and instruments required hereby will be, when executed and delivered by Buyer, the valid and binding obligations of Buyer, enforceable against Buyer in accordance with their respective terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws at the time in effect affecting the enforceability or right of creditors

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                                                                         Page 16
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generally  and to  general  equitable  principles  which  may limit the right to obtain equitable remedies.

     Section 4.3 CONFLICTING AGREEMENTS AND OTHER MATTERS. Neither the execution and delivery of this Agreement nor the performance by Buyer of its obligations hereunder will conflict with, result in a breach of the terms, conditions or provisions of, constitute a default under, result in the creation of any mortgage, security interest, encumbrance, lien or of any kind upon any of the properties or assets of Buyer pursuant to, or require any consent, approval or other action by or any notice to or filing with any Government Authority pursuant to, the organizational documents of Buyer or any agreement, instrument, order, judgment, decree, statute, law, rule or regulation by which Buyer is bound, except for any filings required by Sections 13(d) and 16 of the Exchange Act.

     Section 4.4 PRIVATE PLACEMENT. (a) Buyer acknowledges that the Seller is relying on exemptions from the registration requirements of the Securities Act and on applicable state statutes and regulations. Buyer hereby affirms that it is an "accredited investor" as defined in Regulation D promulgated by the SEC under the Securities Act.

     (b) Buyer (i) can bear the economic risk of the purchase of the Shares, including the total loss of Buyer's investment; and (ii) has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in the Shares.

     (c) Buyer warrants that any financial information relating to Buyer which is provided herewith by Buyer, or is subsequently submitted by Buyer at the request of the Seller, does or will fairly and accurately reflect Buyer's financial condition as of the date thereof with respect to which Buyer does not anticipate any material adverse change.

     (d) Buyer has been provided the opportunity to ask questions with respect to the business, operations and financial condition of the Seller, and the terms and conditions of the purchase of the Shares.

     (e) Buyer understands that the Shares have not been registered under the Securities Act, or the securities laws of any state and are subject to certain restrictions on transfer.

     (f) Buyer acknowledges that the Shares being acquired are being acquired for Buyer's own account without a view to public distribution or resale and that Buyer has no contract, undertaking, agreement, or arrangement to sell or otherwise transfer or dispose of the Shares or any portion thereof to any other person or entity.

     (g) Buyer agrees that Buyer will not sell or otherwise transfer or dispose of the Shares or the Common Shares underlying the Shares, or any portion thereof, unless such Shares or Common Shares, are registered under the Securities Act and any applicable state securities laws or the Buyer obtains an opinion of reputable securities counsel that such Shares, or Common Shares, may be sold in reliance on an exemption from such registration requirements.

     (h) Buyer understands that no federal or state agency including the SEC, the Arizona Corporation Commission or the securities commission or authorities of any other state has approved or disapproved the Shares, passed upon or endorsed the merits of the offering or the adequacy of the disclosure given in connection with the offering, or made any finding or determination as to the fairness of the Shares for investment.

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     Section  4.5 PROXY  STATEMENT.  None of the  information  supplied or to be supplied by Buyer for inclusion or incorporation by reference in the Proxy Statement, as of the date the Proxy Statement is mailed to the Shareholders and as of the time of the meeting of the Shareholders in connection with the transactions contemplated hereby, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

     Section 4.6 BROKERS OR FINDERS. No agent, broker, investment banker or other firm or Person, including any of the foregoing that is an Affiliate of Buyer, is or will be entitled to any broker's or finder's fee or any other commission or similar fee agreed to or arranged by Buyer in connection with this Agreement or any of the transactions contemplated hereby.

     Section 4.7 VIOLATIONS. To the knowledge of Buyer, Buyer is not in material violation of any statute, rule, regulation, order, writ, decree or injunction of any Government Authority or any body having jurisdiction over Buyer or any of its properties.

     Section 4.8 LABOR MATTERS. Except as set forth on Schedule 4.8, there are no present or, to the knowledge of Buyer, threatened Actions or work stoppages relating to any employee of Buyer. Buyer is not a party to any collective bargaining agreement with respect to employees, and, to the knowledge of Buyer, there are no activities of any labor union seeking to represent or organize the employees of Buyer. Except as set forth in Schedule 4.8, no unfair labor practice or labor arbitration, or race, sex, age, disability or other discrimination complaint is pending, nor is any such complaint, to the knowledge of Buyer, threatened against Buyer before the National Labor Relations Board, Equal Employment Opportunity Commission, Department of Labor or any other Governmental Authority, and no grievance is pending, nor is any grievance, to the knowledge of Buyer, threatened against Buyer. Buyer is in compliance, in all material respects, with all applicable federal, state and local laws relating to employment, including without limitation, the provisions thereof relating to wages, non-discriminatory hiring and employment practices, collective bargaining, and payment of Social Security and Unemployment Compensation taxes or similar taxes, and Buyer is not liable for any arrears of wages or subject to any liabilities or penalties for failure to comply with any of the foregoing laws.

     Section 4.9 RIGHTS IN SOFTWARE. To the knowledge of Buyer, the software to be provided by Buyer to the Seller, its Subsidiaries, and their respective licensees and franchisees, and the provision of such software to the Seller, its Subsidiaries, and their respective licensees and franchisees, has not infringed, is not infringing upon, and is not otherwise violating the proprietary rights of any Person or other entity in or to such software or the asserted proprietary rights of others in such software. No notices have been received by Buyer that the use of such software infringes upon or otherwise materially violates any rights of a person or other entity in or to such software or the proprietary rights of others. To the knowledge of Buyer, no person or other entity is infringing on the proprietary rights of Buyer in such software.

     Section 4.10 YEAR 2000 COMPLIANCE. Schedule 4.10 describes the year 2000 computer problem compliance efforts of Buyer related to the software to be provided by Buyer to the Seller, its Subsidiaries, and their respective licensees and franchisees, and sets forth the current status of such efforts.

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     Section 4.11 GOVERNMENT APPROVALS; COMPLIANCE WITH LAWS AND ORDERS.

     (a) Buyer has obtained from the appropriate Government Authority which is charged with regulating or supervising any business conducted by Buyer all permits, variances, exemptions, orders, approvals, certificates of authority and licenses necessary for the conduct of its business and operations as and to the extent currently conducted (the "Buyer Permits"), which Buyer Permits are valid and remain in full force and effect. Buyer is in compliance in all material respects with the terms of all such Buyer Permits.

     (b) Buyer has not received notice of or, to the knowledge of Buyer, is not subject to any Action, order or any complaint, proceeding or investigation of any Government Authority which is charged with regulating or supervising any business conducted by Buyer, which is pending or threatened, which affects or which could affect the effectiveness or validity of any such Buyer Permit or which could impair the renewal thereof or which is likely to result in any such Action, agreement, consent decree or order or in any fine, penalty or other liability in excess of $20,000 or the forfeiture of the certificate of authority of authority of Buyer. As of the date hereof, Buyer is not a party or subject to any Action, agreement, consent decree or order, or other understanding or arrangement with, or any directive of, any Government Authority that is charged with regulating or supervising any business conducted Buyer which imposes any material restrictions on or otherwise affects in any material way the conduct of the business of Buyer.

                                    ARTICLE 5

                       COVENANTS RELATING TO THE CLOSINGS

     Section 5.1 TAKING OF NECESSARY ACTION. (a) Each party hereto agrees to use its commercially reasonable best efforts promptly to take or cause to be taken all action and promptly to do or cause to be done all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, subject to the terms and conditions of this Agreement.

     (b) As promptly as practicable after the execution of this Agreement, the Seller shall prepare and file with the SEC a preliminary proxy statement by which the Shareholders will be asked to approve, in accordance with the rules of the AMEX and any applicable laws, the issuance and sale to Buyer of the Purchased Shares. The preliminary proxy statement, as initially filed with the SEC, as it may be amended and refiled with the SEC, and the definitive proxy statement filed with the SEC and mailed to the Shareholders (such definitive proxy statement, the "Proxy Statement"), shall be in form and substance reasonably satisfactory to Buyer. The Seller shall respond to any comments of the SEC, and mail the Proxy Statement to the Shareholders and shall cause any meeting of the Board of Directors or the Shareholders required to be held to consider the approval of the issuance and sale to Buyer of the Purchased Shares and the transactions contemplated hereby at the earliest practicable time. As promptly as practicable after the date hereof, the Seller shall prepare and file any other filings required under the Exchange Act, the Securities Act or any other federal, state or local laws relating to this Agreement and the transactions contemplated hereby, including any state takeover laws (the "Other Filings"). The Seller will notify Buyer promptly of the receipt of any comments from the SEC or its staff or any other governmental official and of any request by the SEC or its staff or any other government official for amendments or supplements to the Proxy Statement or any Other Filing or for additional information and will supply Buyer with copies of all correspondence between the Seller or any of its representatives, on the one hand, and the SEC or its staff or any other government official, on the other hand, with respect to the Proxy Statement

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or any Other  Filing.  The Seller shall cause the Proxy  Statement and any Other
Filing to comply in all material respects with all applicable requirements of law. Buyer shall provide the Seller all information about Buyer required to be included or incorporated by reference in the Proxy Statement or any Other Filing and shall otherwise cooperate with the Seller in taking the actions described in this Section 5.1(b). Whenever any event occurs which is required to be set forth in an amendment or supplement to the Proxy Statement or any Other Filing, the Seller or Buyer, as applicable, shall promptly inform the other party of such occurrence and cooperate in the preparation and filing with the SEC or its staff or any other government officials, or mailing to the Shareholders, as required, such amendment or supplement. Subject to the provisions of Section 5.4, the Proxy Statement shall include the recommendation of the Board of Directors that the Shareholders vote in favor of the issuance and sale to Buyer of the Purchased Shares pursuant to this Agreement.

     Section 5.2 PUBLIC ANNOUNCEMENT; CONFIDENTIALITY. (a) For as long as this Agreement is in effect, neither the Seller nor Buyer shall issue or cause the publication of any press release or any other announcement with respect to this Agreement, the Registration Rights Agreement, or the transactions contemplated hereby or thereby without the consent of the other (which consent shall not be unreasonably withheld or delayed), except when, in the reasonable judgment of the Seller, such release or announcement is required by applicable law or pursuant to any listing agreement with, or the rules or regulations of, any securities exchange or any other regulatory requirement.

     (b) Buyer agrees that all information provided to Buyer or any of its representatives pursuant to this Agreement shall be kept confidential, and Buyer shall not disclose such information to any Persons other than the directors, officers, employees, financial advisors, legal advisors, accountants, consultants and affiliates of Buyer who reasonably need to have access to the confidential information and who are advised of the confidential nature of such information, but the foregoing obligation of Buyer shall not (i) relate to any information that (A) is or becomes generally available other than as a result of unauthorized disclosure by Buyer or by Persons to whom Buyer has made such information available, (B) is or becomes available to Buyer on a nonconfidential basis from a third party that is not, to Buyer's knowledge, bound by any other confidentiality agreement with the Seller, or (C) is independently developed or already known to Buyer prior to disclosure by the Seller, or (ii) prohibit disclosure of any information if required by law, rule, regulation, court order or other legal or governmental process.

     Section 5.3 CONDUCT OF BUSINESS. Except as agreed to by Buyer, during the period from the date of this Agreement to the Closing Date: (i) the Seller will, and will cause each of its Subsidiaries to, conduct its business only in the ordinary course consistent with past practice, (ii) the Seller will not, and the Seller will cause each of its Subsidiaries not to, take any action or enter into any material transaction other than in the ordinary course of business consistent with past practice, and (iii) to the extent consistent with the foregoing, the Seller will, and will cause each of its Subsidiaries to, use its commercially reasonable best efforts to preserve intact its current business organization and reputation, existing relationships with customers, franchisees, licensees, suppliers, government officials, regulatory authorities and others having business dealings with it or regulatory authority over it and shall comply in all material respects with all laws and orders of each Governmental Authority and regulatory authority having jurisdiction over it. Without limiting the generality of the foregoing and except as otherwise expressly permitted in this Agreement, prior to the Closing Date, the Seller will not, and will not permit any of its Subsidiaries to, without the prior written consent of Buyer:

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     (a) (i) issue, deliver or sell, or authorize or enter into any agreement or commitment to issue, deliver or sell (y) any additional shares of its capital stock of any class, or any securities or rights which are convertible into, exchangeable for, or evidencing the right to subscribe for any shares of its capital stock, or any rights, warrants, options, calls, commitments or any other agreements to purchase or acquire any shares of its capital stock or any securities or rights convertible into, exchangeable for, or evidencing the right to subscribe for, any shares of its capital stock, or (z) any other securities of the Seller or any of its Subsidiaries; (ii) split, combine, subdivide, reclassify, redeem, repurchase or otherwise acquire or take similar action with respect to any shares of its capital stock, or (iii) declare, set aside for payment or pay any dividend, or make any other distribution in respect of any shares of its capital stock or other outstanding securities or make any payments to shareholders in their capacity as such, other than in a manner and amount consistent with prior business practices and the distribution provided for in
Section 6.5 (e);

     (b) (i) create, increase the benefits payable or accruing under, or modify in any manner any Seller Plan or the compensation, pension, welfare, medical or fringe benefits of any of its directors, officers or Employees, except for normal increases in the ordinary course of business consistent with past practice that, in the aggregate, do not result in a material increase in benefits or compensation expense to the Seller and its Subsidiaries, taken as a whole, or (ii) enter into any new, or amend any existing, employment, severance, "golden parachute" or other similar agreement with any such director, officer or Employee, except as may be approved in writing by Buyer;

     (c) make any acquisition, by means of merger, consolidation, purchase of a substantial equity interest in or a substantial portion of the assets of, or otherwise, of any business or corporation, partnership, association or other business organization or division thereof (except as herein contemplated);

     (d) adopt any amendments to its articles of incorporation, bylaws or similar organizational documents, or alter through merger with any entity, liquidation, reorganization, restructuring or in any other fashion the corporate structure or ownership of the Seller or of any Subsidiaries, or encumber, dispose of, sell or lease any material amount of the assets of the Seller or any of its Subsidiaries except as herein authorized;

     (e) enter into any contract, arrangement or understanding requiring the expenditure of greater than $50,000;

     (f) in the event that a claim is made for damages during the period prior to the Closing Date, which is reasonably likely to have a Material Adverse Effect, fail to promptly notify Buyer of the pendency of such claim; or

     (g) authorize, recommend, propose or announce an intention to do any of the foregoing, or enter into any agreement, contract or commitment to do any of the foregoing.

     Section 5.4 ACQUISITION PROPOSAL. (a) Unless and until this Agreement shall have been terminated by either party in accordance with Article 10, the Seller shall not, nor shall it permit any of its Subsidiaries to, nor shall it authorize or permit any Employee, investment banker, attorney, accountant or other advisor or representative of the Seller or any of its Subsidiaries to, directly or indirectly: (i) solicit, initiate, or encourage the submission of any proposal or offer from any other person or entity relating to any Acquisition Proposal; (ii) cooperate with, or furnish or cause to be furnished any non-public information concerning its business, properties or assets or the business, properties or assets of any of its Subsidiaries to,

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any other person or entity in connection  with any Acquisition  Proposal;  (iii)
participate in any discussions or negotiations regarding, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or which may reasonably be expected to lead to, any Acquisition Proposal; or (iv) enter into any agreement or understanding with any other
Person  or  entity  with  the  intent  to  effect  any   Acquisition   Proposal.
Notwithstanding the foregoing, nothing contained in this Section 5.4 shall, on or after the date of this Agreement, prohibit the Seller or its Board of Directors, to the extent required by its fiduciary duties under applicable law (based upon the advice of counsel selected by the Seller), from (1) providing information to, or participating in discussions or negotiations with any Person or entity that makes an unsolicited inquiry with respect to the Seller if the Board of Directors reasonably believes that such Person or entity may propose an Acquisition Proposal on terms that, for the Shareholders, are superior from a financial point of view to the terms of the transactions contemplated hereby (a "Superior Acquisition Proposal"), or (2) subject to Section 5.4(c), entering into an agreement with respect to a Superior Acquisition Proposal after receipt by Buyer of the notices required under Section 5.4(c).

     (b) The Board of Directors shall not, except in compliance with the requirements of this Section 5.4: (i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to Buyer, the Board of Directors' approval or recommendation and support of this Agreement and the transactions contemplated hereby, (ii) approve or recommend, or propose to approve or recommend, any Acquisition Proposal, (iii) enter into any agreement with respect to any Acquisition Proposal, or (iv) terminate this Agreement, unless the Seller receives an unsolicited, written, bona fide Acquisition Proposal that is not subject to any material contingency relating to financing, and the Board of Directors determines in good faith (following consultation with both financial advisors and counsel selected by the Seller with the prior written consent of Buyer, provided that such consent shall not be unreasonably withheld), that in order to comply with its fiduciary duties to the Shareholders under applicable law, it is necessary for the Board of Directors to withdraw or modify its approval or recommendation of this Agreement and the transactions contemplated hereby, approve or recommend such Acquisition Proposal, enter into an agreement with respect to such Acquisition Proposal, or terminate this Agreement. Nothing contained in this Section 5.4 shall prohibit the Seller from taking and disclosing to the Shareholders a position contemplated by Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act or from making any disclosure to the Shareholders, which, in the good faith judgment of the Board of Directors (based on the advice of counsel) is required under applicable law.

     (c) The Seller shall notify Buyer orally (within one Business Day) and in writing (as promptly as practicable) of all of the relevant details relating to all inquiries beyond preliminary inquires and all proposals of substance which it or any of its Subsidiaries or of any Employee, investment banker, financial advisor, attorney, accountant or other representative of the Seller or any Subsidiary, to the extent of the Seller's knowledge of any such inquiry or proposal, may receive relating to any Acquisition Proposal and if such Acquisition Proposal is in writing, the Seller shall deliver to Buyer a copy of such inquiry or proposal (within one Business Day after the receipt of any such inquiry or proposal). The Seller may terminate this Agreement at any time after the third Business Day following notice to Buyer (a "Notice of Superior Acquisition Proposal") advising Buyer that the Board of Directors has received a Superior Acquisition Proposal and specifying the structure and material terms of such Superior Acquisition Proposal, but only if a proposal continues to be a Superior Acquisition Proposal in light of any changes that Buyer proposes in the transactions contemplated hereby prior to the end of that three Business Day period.

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     Section 5.5 NOTIFICATION OF CERTAIN  MATTERS.  Each of Buyer and the Seller
shall notify the other party in writing of its discovery of any matter that would render any of such party's or the other party's representations and warranties contained herein untrue or incorrect in any material respect, but the failure of either party to so notify the other party of the inaccuracy of that other party's representations and warranties does not constitute a breach of this Agreement.

     Section 5.6 PROVISION OF CERTAIN DOCUMENTS. The Seller shall, upon reasonable request by Buyer, deliver true and complete copies of any documents related to the Seller or any of its Subsidiaries that are reasonably requested by Buyer to Buyer within five Business Days after the date of such request.

     Section 5.7 REGISTRATION RIGHTS AGREEMENT. The Seller and Buyer agree to enter into the Registration Rights Agreement at the Closing. If any of the individuals listed in Section 6.2(e) are beneficial owners of restricted Common Shares, such shares will be included in any registration statement effected pursuant to the Registration Rights Agreement if not then registered on a registration statement on Form S-8.

     Section 5.8 SERVICE AGREEMENT. The Seller and its Subsidiaries, as applicable, and Buyer agree to enter into the Service Agreement at the Closing.

     Section 5.9 AGREEMENT WITH WILLIAM ROCKE. At the Closing, the Seller shall deliver to Buyer an agreement between William Rocke and the Seller in substantially the same form as the agreement attached hereto as Exhibit D.

     Section 5.10 AGREEMENT WITH JEAN RYBERG.  At the Closing,  the Seller shall
deliver  to  Buyer  an   agreement   between  Jean  Ryberg  and  the  Seller  in
substantially the same form as the agreement attached hereto as Exhibit E.

                                    ARTICLE 6

                          CERTAIN ADDITIONAL COVENANTS

     Section 6.1 RESALE. Buyer acknowledges and agrees that the Purchased Shares will not, as of the Closing Date, be registered under the Securities Act or the Blue Sky Laws of any state and that they may be sold or otherwise disposed of only in one or more transactions registered under the Securities Act and, where applicable, such Blue Sky Laws or as to which an exemption from the registration requirements of the Securities Act and, where applicable, such Blue Sky Laws is available.

     Section 6.2 BOARD REPRESENTATION; VISITATION RIGHTS; VOTING AGREEMENTS.

     (a) Immediately upon the Closing, the Seller shall take such actions as are necessary to cause the Board of Directors to consist of a majority of nominees named by Buyer.

     (b) At any meeting of the Shareholders thereafter held to elect Directors, Buyer shall be entitled to nominate such number of Directors as determined in accordance with this Section 6.2(b). For purposes of this Section 6.3(b), any determination of the percentage of Common Shares held by Buyer shall be determined as if the Shares held by Buyer had been converted into Common Shares, both for purposes of determining the number of issued and outstanding Common Shares and for determining Buyer's ownership of such Shares. So long as

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Buyer holds a number of Common Shares that is greater than a simple  majority of the Common Shares then issued and outstanding, Buyer shall be entitled to nominate at least a simple majority of the candidates for the Board of Directors. The Seller shall cause such nominees to be included in the slate of nominees recommended by the Board of Directors to the Shareholders for election as Directors, and the Seller shall use its reasonable best efforts to cause the election of such nominees.

     (c) If any nominee of Buyer shall cease to serve as a Director for any reason, other than by reason of Buyer not being entitled to nominate a nominee as provided in Section 6.2(b), the Seller shall use its reasonable best efforts to cause the vacancy resulting thereby to be filled by a nominee of Buyer, including by taking the actions specified in the last sentence of Section 6.2(b).

     (d) If the Board of Directors of the Seller establishes committees from time to time, to the extent not precluded by the AMEX or other applicable rules and regulations, the nominees of Buyer shall have the right to serve on each such committee in the same ratio (as closely as practicable) as such nominees represent of the entire Board of Directors.

     (e) On or before the date hereof, the Seller shall have delivered to Buyer Insider Support Agreements, each in the substantially the same form attached hereto as Exhibit F, duly executed by each of George M. Hill, Francis J. LaPallo, Wendy J. Harrison, Louis T. Mastos, Eva B. Mastos, James S. Rocke, William J. Rocke, Garnet Rocke, Jean E. Ryberg, Merlin J. Schuman, Donna
J. Schuman, William W. Strawthers, Jr., Marjorie A. Strawthers and R. Scott Younker, or the entities, individuals or accounts represented by such entities or individuals.

     Section 6.3 LISTING. The Seller shall apply for listing of the Common Shares issuable upon the conversion of the Shares purchased by Buyer pursuant to this Agreement to be approved for listing on the AMEX (subject to official notice of issuance) prior to the Closing Date.

     Section 6.4 DISINTERESTED DIRECTORS. Buyer and its Affiliates will not engage in any Material Transaction with the Seller without the prior approval of a majority of the Directors, excluding the representatives of Buyer serving as Directors (the Directors other than those representatives of Buyer, the "Disinterested Directors"). Buyer and the Seller agree that the approval of such transaction or any agreement providing therefor by a majority of the
Disinterested Directors shall, subject to applicable law, satisfy the requirements of any provision of this Agreement requiring the approval of a majority of the Directors if the transaction requiring such approval would constitute a Material Transaction.

     Section 6.5 TENDER OFFER; DISTRIBUTION. (a) The Seller agrees that prior to the Closing, the Seller, at its sole cost and expense, shall take all action, make all necessary registrations and filings and prepare all materials (the "Tender Offer Materials") required in connection with making a tender offer (the "Tender Offer") to the Shareholders, pursuant to which the Seller shall offer to purchase up to 1,000,000 Common Shares at a price of $2.90 per Common Share and shall make such Tender Offer as soon as reasonably practicable after the Closing. The Seller shall deliver the Tender Offer Materials to Buyer for its review and comment not less than five Business Days prior to filing the Tender Offer Materials with the SEC and not less than two Business Days prior to distributing the Tender Offer Materials to the Shareholders. All Common Shares tendered as part of the Tender Offer shall be held by US Stock Transfer Corp. or such other entity as the Seller may designate prior to making the Tender Offer,

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as depositary (the "Depositary"),  until all conditions to the Tender Offer have been satisfied or waived. If the conditions to the Tender Offer have not been satisfied or waived as of the Initial Tender Expiration Date, as the same may be extended under Section 6.5(d), then Common Shares tendered to the Depositary shall be returned by the Depositary to the Shareholders that tendered such Common Shares. If more than 1,000,000 Common Shares are tendered, the number purchased will be prorated among those Shareholders who have tendered Common Shares.

     (b) The Tender Offer shall be conditioned upon the closing of the share purchase contemplated by this Agreement.

     (c) All initial filings required under the Securities Laws in connection with the Tender Offer shall be made no later than 10 Business Days after the date of Shareholder approval of the transactions contemplated by this Agreement. The Seller shall use commercially reasonable efforts to commence the Tender Offer no later than 10 Business Days following the Closing, and, thereafter, shall use commercially reasonable efforts to complete the Tender Offer on the terms and subject to the conditions set forth herein and in the Tender Offer Materials. The Tender Offer shall initially expire no later than 45 calendar days after the commencement of the Tender Offer (the "Initial Tender Expiration Date"). The timeframes set forth in this Section 6.5(c) and in Section 6.5(d) hereof may be changed by mutual agreement of Buyer and the Seller.

     (d) In the sole discretion of the Seller, if less than 500,000 Common Shares have been tendered on or prior to the Initial Tender Expiration Date, the Seller may extend the Tender Offer for a period of up to 30 calendar days from the Initial Tender Expiration Date (the "Extension Period"). During the Extension Period, all Common Shares previously tendered and not accepted for payment will remain subject to the Tender Offer. Subject to the terms and conditions of the Tender Offer, all Common Shares previously tendered and not accepted for payment: (i) may be accepted for payment by the Seller (or its designee), in its sole and absolute discretion, at any time during the Extension Period, and (ii) shall be accepted for payment by the Seller (or its designee) at such time during the Extension Period as (A) more than 250,000 Common Shares have been validly tendered and (B) Buyer shall have demanded, in writing, that the Seller accept such Common Shares for payment (each, a "Share Purchase").

     (e) The Seller shall declare and pay a distribution in the amount of $1.60 per Common Share on each Common Share not tendered in the Tender Offer or not accepted by the Seller if tendered in the Tender Offer, within 60 days after the final expiration of the Tender Offer. Buyer shall not convert any of the Shares into Common Shares prior to the earlier of: the record date for the payment of the distribution described in this paragraph, or the date that is 180 days from the date of this Agreement. Buyer shall not tender any Shares or Common Shares in the Tender Offer.

     (f) Buyer at its cost shall cooperate with the Seller in connection with the Seller's obligations under this Section, including, without limitation, by providing information to the Seller relating to Buyer for inclusion in the Tender Offer materials to be delivered to the Shareholders.

     Section 6.6 LEGENDS; STOP-TRANSFER ORDERS. (a) The certificates for the Purchased Shares will bear legends in substantially the following form:

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     THE SHARES  REPRESENTED BY THIS  CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
     THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES ACT AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF SUCH ACTS. THE SHARES MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISTRIBUTED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER SUCH ACTS OR THE RECEIPT OF AN OPINION OF REPUTABLE SECURITIES COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

     THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED.

     (b) The certificates for the Purchased Shares may also bear any legend required by any applicable Blue Sky Laws.

     (c) The Seller may impose appropriate stop-transfer instructions relating to the restrictions set forth herein.

     Section 6.7 ACCESS TO INFORMATION. From the date of this Agreement, until the Closing, the Seller shall provide Buyer and its representatives, with such financial and other information regarding the Seller's or any of its Subsidiaries' business, operations, properties and financial statements as Buyer or its representatives shall reasonably request and shall provide Buyer or its representatives access to all of the properties, assets, books, records, tax returns, contracts and personnel during the normal business hours of the Seller and its Subsidiaries.

                                    ARTICLE 7

                               CLOSING DELIVERIES

     Section 7.1 SELLER CLOSING DELIVERIES. At the Closing, the Seller shall deliver, or cause to be delivered, to Buyer each of the following:

     (a) certificates  representing the Shares, bearing the legends described in
Section 6.6, free and clear of all Liens (other than Liens created as a result of actions of Buyer), duly issued in the name of Buyer or its designee, with all necessary stock powers, share transfer and other documentary stamps attached;

     (b) the certificates, dated the Closing Date and validly executed on behalf of the Seller, required by each of Sections 8.1(a), (d), (f) and (h);

     (c) resolutions of the Board of Directors, certified by the Secretary of the Seller, authorizing the execution and delivery of this Agreement, the Registration Rights Agreement, the Service Agreement and the transactions contemplated hereby and thereby, including the creation of the Shares, the issuance and sale to Buyer of the Shares and the issuance of the Common Shares issuable upon the conversion of the Shares;

     (d) the legal opinion of the Seller's counsel required by Section 8.1(g);

     (e) evidence or copies of any consents, approvals, orders, qualifications or waivers required by Section 8.1;

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     (f) the Registration Rights Agreement and the Service Agreement,  each duly executed on behalf of the Seller and its Subsidiaries, as applicable;

     (g) (i) the agreement contemplated by Section 5.9 between William Rocke and the Seller duly executed on behalf of the Seller and Mr. Rocke, and (ii) the agreement contemplated by Section 5.10 between Jean Ryberg and the Seller duly executed on behalf of the Seller and Ms. Ryberg ;

     (h) supplemental listing application executed by the Seller and the AMEX authorizing the listing of the Common Shares issuable upon conversion of the Shares (subject to official notice of issuance);

     (i) the Insider Support Agreements duly executed on behalf of each party thereto;

     (j) the articles of incorporation or similar organizational documents of the Seller and each of its Subsidiaries, each certified as of a recent date by a duly authorized official of the Arizona Corporation Commission or a duly authorized official of the jurisdiction of its incorporation or organization, and the by-laws or similar organizational documents of the Seller and each of its Subsidiaries, each certified as of a recent date by the Secretary or similar officer of the Seller or the Subsidiary;

     (k) certificates of a duly authorized official of the Arizona Corporation Commission or a duly authorized official of the jurisdiction of its organization, dated as of a recent date, as to the good standing of the Seller and each of its Subsidiaries in Arizona or the jurisdiction of its organization or incorporation;

     (l) if not previously delivered to Buyer, all other certificates and instruments and documents required pursuant this Agreement to be delivered by the Seller to Buyer at or prior to the Closing; and

     (m) such other instruments reasonably requested by Buyer as may be necessary or appropriate to confirm or carry out the provisions of this Agreement.

     Section 7.2 BUYER CLOSING DELIVERIES. At the Closing, Buyer shall deliver, or cause to be delivered, to the Seller the following:

     (a) the Purchase Price in immediately available funds;

     (b) the certificate, dated the Closing Date and validly executed on behalf of Buyer, required by Section 8.2(a);

     (c) the legal opinion of Buyer's counsel required by Section 8.2(e);

     (d) the Registration Rights Agreement and the Service Agreement, each duly executed on behalf of Buyer;

     (e) the articles of incorporation and code of regulations of Buyer, each certified as of a recent date by the Secretary of State of the State of Ohio and the Secretary of Buyer, respectively;

     (f) a certificate of the Secretary of State of the State of Ohio dated as of a recent date as to the good standing of Buyer in Ohio;

     (g) if not previously delivered to the Seller, all other certificates, documents, instruments and writings required pursuant to this Agreement to be delivered by or on behalf of Buyer at or before the Closing; and

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     (h) such other  instruments  reasonably  requested  by the Seller as may be necessary or appropriate to confirm or carry out the provisions of this Agreement.

                                    ARTICLE 8

                              CONDITIONS TO CLOSING

     Section 8.1 CONDITIONS TO PURCHASE AT CLOSING. The obligations of Buyer to purchase and pay for the Shares at the Closing are subject to the satisfaction or waiver of each of the following conditions precedent:

     (a) REPRESENTATIONS AND WARRANTIES; COVENANTS. The representations and warranties of the Seller contained herein that are not qualified as to materiality shall have been true and correct in all material respects on and as of the date hereof, and shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date, and the representations and warranties already qualified with respect to materiality shall have been true and correct in all respects at each such date without regard to the materiality qualification contained in this Section 8.1(a). The covenants and agreements of the Seller to be performed on or before the Closing Date in accordance with this Agreement shall have been duly performed in all material respects. The Seller shall have delivered to Buyer at the Closing a certificate of an appropriate officer in form and substance satisfactory to Buyer dated the Closing Date to such effect.

     (b) NO MATERIAL ADVERSE CHANGE. Since June 30, 1998, there shall not have been any change, circumstance or event which has had or could reasonably be expected to have a Material Adverse Effect.

     (c) NO LIMITATION. There is (i) no Action, suit, investigation or proceeding instituted (x) by any Government Authority or any Person which seeks to prevent the consummation of the transactions contemplated hereby or (y) which is reasonably likely to result in material damages to Buyer or the Seller in connection with the transactions contemplated hereby, which, in either case, continues to be outstanding and (ii) no injunction or restraining order (temporary or permanent) in effect to stay, prevent or delay the consummation of the transactions provided for herein, which continues to be outstanding.

     (d) SHAREHOLDER APPROVAL. The Shareholders shall have approved this Agreement and the transactions contemplated hereby by the requisite vote, including the issuance and sale to Buyer of the Shares and the issuance of the Common Shares issuable upon the conversion of such Shares. The Seller shall have delivered to Buyer at the Closing a certificate of the Secretary of the Seller in form and substance satisfactory to Buyer dated the Closing Date to such effect.

     (e) PROCEEDINGS. All corporate and other proceedings to be taken by the Seller in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory to Buyer and Buyer shall have received all such counterpart originals or other copies of such documents as it has reasonably requested.

     (f) DIRECTORS. At the Closing, Buyer shall have nominated a majority of the Directors and such nominees shall have been appointed to the Board of Directors. The Seller shall have delivered to Buyer at the Closing a certificate of the Secretary of the Seller in form and substance satisfactory to Buyer dated the Closing Date to such effect.

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     (g) OPINION OF  COUNSEL.  Buyer shall have  received a legal  opinion  from
O'Connor, Cavanagh, Anderson, Killingsworth and Beshears, counsel to the Seller, dated the Closing Date concerning, the Seller's organization, authority, capitalization, SEC filings (excluding financial and statistical data contained therein), contractual relationships, compliance with law, and confirming that the Shares issued pursuant to this Agreement are, and the Common Shares issuable upon conversion of the Shares when issued will be, validly issued, fully paid and nonassessable, and such other legal matters within the scope of the Report of the State Bar of Arizona, Corporate, Banking and Business Law Section Subcommittee on Rendering Legal Opinions in Business Transactions, dated February 1, 1989 (the "Arizona Bar Opinion Report"), as Buyer may request, in form and substance reasonably satisfactory to Buyer.

     (h) RESERVATION OF COMMON SHARES. The Seller shall have reserved 5,258,513 Common Shares for issuance upon the conversion of the Shares. The Seller shall have delivered to Buyer at the Closing a certificate of the Secretary of the Seller in form and substance satisfactory to Buyer dated the Closing Date to such effect.

     Section 8.2 CONDITIONS OF SALE AT CLOSING. The obligation of the Seller to sell the Purchased Shares at the Closing is subject to the satisfaction or waiver of each of the following conditions precedent:

     (a) REPRESENTATIONS AND WARRANTIES; COVENANTS. The representations and warranties of Buyer contained herein that are not qualified as to materiality shall have been true and correct in all material respects on and as of the date hereof, and shall be true and correct in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date, and the representations and warranties already qualified with respect to materiality shall have been true and correct in all respects at each such date without regard to the materiality qualification contained in this Section 8.2(a). The covenants and agreements of Buyer to be performed on or before the Closing Date in accordance with this Agreement shall have been duly performed in all material respects. Buyer shall have delivered to the Seller at the Closing a certificate of an appropriate officer in form and substance reasonably satisfactory to the Seller dated the Closing Date to such effect.

     (b) NO LIMITATION. There is (i) no Action, suit, investigation or proceeding instituted (x) by any Government Authority or any Person which seeks to prevent the consummation of the transactions contemplated hereby or (y) which is reasonably likely to result in material damages to Buyer or the Seller in connection with the transactions contemplated hereby, which, in either case, continues to be outstanding and (ii) no injunction or restraining order (temporary or permanent) in effect to stay, prevent or delay the consummation of the transactions provided for herein, which continues to be outstanding.

     (c) SHAREHOLDER APPROVAL. The Shareholders shall have approved this Agreement and the transactions contemplated hereby by the requisite vote, including the issuance and sale to Buyer of the Shares and the issuance of the Common Shares issuable upon the conversion of such Shares.

     (d) PROCEEDINGS. All corporate and other proceedings to be taken by Buyer in connection with the transactions contemplated by this Agreement and all documents incident thereto shall be reasonably satisfactory in form and substance to the Seller and the Seller shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

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
     (e) OPINION OF COUNSEL. The Seller shall have received a legal opinion from Baker & Hostetler LLP, counsel to Buyer, dated the Closing Date, concerning, Buyer's organization, capitalization and authority, and such other legal matters within the scope of the the Arizona Bar Opinion Report, as the Seller may request, in form and substance reasonably satisfactory to the Seller.

                                    ARTICLE 9

                            SURVIVAL; INDEMNIFICATION

     Section 9.1 SURVIVAL. Subject to the limitations set forth in this Article 9 and notwithstanding any investigation conducted at any time by or on behalf of Buyer or the Seller, all representations, warranties, covenants and agreements of Buyer or the Seller (as applicable) in this Agreement and in any Schedule or Exhibit hereto, or any certificate, document or other instrument delivered in connection herewith ("Additional Documents"), shall survive the execution, delivery and performance of this Agreement and shall be deemed to have been made again by Buyer or the Seller (as applicable) at and as of the Closing. All statements contained in any Exhibit, Schedule or Additional Document shall be deemed representations and warranties of Buyer or the Seller (as applicable) set forth in this Agreement within the meaning of this Article 9. Without duplication of Loss and Expense (as hereinafter defined), Buyer or the Seller, as the case may be, shall be deemed to have suffered Loss and Expense arising out of or resulting from the matters referred to herein if the same shall be suffered by any parent, subsidiary or affiliate of Buyer or the Seller.

     Section 9.2 INDEMNIFICATION BY BUYER OR THE SELLER. (a) Subject to Section 9.4, from and after the Closing Date, Buyer shall indemnify, defend and hold harmless the Seller, its successors and assigns, from and against any and all damages, claims, losses, expenses, costs, obligations and Liabilities, including Liabilities for all reasonable attorneys' fees and expenses (including attorney and expert fees and expenses incurred to enforce the terms of this Agreement) (collectively, "Loss and Expense"), suffered, directly or indirectly, by the Seller by reason of, or arising out of, (i) any breach of any representation or warranty made by Buyer in or pursuant to this Agreement, or (ii) any failure by Buyer to perform or fulfill any of its covenants or agreements set forth herein.

     (b) Subject to Section 9.4, from and after the Closing Date, the Seller shall indemnify, defend and hold harmless Buyer, its successors and assigns, from and against any and all Loss and Expense, suffered, directly or indirectly, by Buyer by reason of, or arising out of, (i) any breach of any representation or warranty made by the Seller in or pursuant to this Agreement, (ii) any failure by the Seller to perform or fulfill any of its covenants or agreements set forth herein, (iii) any Liabilities of the Seller or any of its Subsidiaries arising out of any matter or event prior to the Closing Date that are not fully reflected in the June 30, 1998 financial statements in the Seller Reports, except for Liabilities incurred in the ordinary course of business after that date which are fully reflected in the books and records of the Seller or its Subsidiaries.

     Section 9.3 THIRD-PARTY CLAIMS. If a claim by a third party is made against a party and if such party intends to seek indemnity with respect thereto under this Article, such party (the "Indemnified Party") shall promptly notify the party required to provide such indemnity (the "Indemnifying Party") in writing of such claim setting forth such claim in reasonable detail. The Indemnifying Party shall have 10 days after receipt of such notice to undertake, through counsel of its own choosing and at its own expense, the settlement or defense

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thereof,  and the  Indemnified  Party  shall  cooperate  with  it in  connection therewith, but the Indemnified Party may participate in such settlement or defense through counsel chosen by such Indemnified Party, so long as the fees and expenses of such counsel are borne by that Indemnified Party. The Indemnified Party shall not pay or settle any claim which the Indemnifying Party is diligently contesting, as herein required, without the prior written consent of the Indemnifying Party. Notwithstanding the foregoing, the Indemnified Party shall have the right to pay or settle any such claim without such consent, but in such event it shall waive any right to indemnity therefor by the Indemnifying Party. However, if the Indemnifying Party does not notify the Indemnified Party within 10 days after the receipt of the Indemnified Party's notice of a claim for indemnity hereunder that it elects to undertake the defense thereof or if the Indemnifying Party fails to undertake or diligently pursue the defense, the Indemnified Party shall have the right to contest or compromise and may settle or pay the claim and no such contesting, compromise, settlement or payment will constitute a waiver of any right to indemnity therefor pursuant to this Agreement.

     Section 9.4 LIMITATIONS ON INDEMNIFICATION;  SURVIVAL.  Rights
to   indemnification   under  this   Agreement  are  subject  to  the  following
limitations:

     (a) Neither party shall be entitled to indemnification hereunder with respect to any Loss and Expense (or if more than one claim for indemnification is asserted, with respect to all such Loss and Expense), until the cumulative aggregate amount of all Loss and Expense incurred by such party with respect to such claim or claims exceeds $200,000 (the "Indemnity Threshold"), in which case the Indemnifying Party shall then be liable for the full amount of all such Loss and Expense, without regard to the Indemnity Threshold.

     (b) The obligation of indemnity provided for in this Agreement with respect to the representations and warranties set forth in Sections 3.2, 3.3 and 3.11 has no expiration or termination date.

     (c) The obligation of indemnity provided for with respect to the representations and warranties contained in Sections 3.8, 3.12 and 3.13 shall terminate 31 days after the expiration of the statute of limitation applicable to each such representation and warranty, but the obligation of indemnity described in this Section 9.4(c) shall continue after that termination date until such claim is resolved if the Indemnified Party provided notice of such claim to the Indemnifying Party prior to that termination date.

     (d) Except as otherwise provided in Sections 9.4(b) and (c), the obligation of indemnity provided for in this Agreement resulting with respect to the representations and warranties contained in this Agreement shall terminate 24 months after the Closing Date, but the obligation of indemnity described in this
Section 9.4(d) shall continue after that termination date until such claim is resolved if the Indemnified Party provided notice of such claim to the Indemnifying Party prior to that termination date.

     (e) Except with respect to third-party claims being defended in good faith or claims for indemnification with respect to which there exists a good faith dispute, the Indemnifying Party shall satisfy its obligations hereunder within 30 days of receipt of a notice of claim under this Article 9.

     (f) All Loss and Expense shall be computed net of any tax benefit actually received by the Indemnified Party with respect thereto; provided, however, that in all cases, the timing of the realization of such tax benefit by the Indemnified Party shall be taken into account

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in determining  the amount of such reduction of Loss and Expense.  The aggregate liability of either Buyer or the Seller, as applicable, under this Article 9, shall not exceed $1,400,000.

     (g) The indemnification provisions of this Article 9 shall be the sole monetary remedy available to each of the Buyer and the Seller. Equitable remedies shall remain available to each of Buyer and the Seller, provided that no unjust enrichment results from the enforcement of such remedies.

                                    ARTICLE 10

                                   TERMINATION

     Section 10.1 TERMINATION. This Agreement and the transactions contemplated hereby may be terminated at any time prior to the Closing either by the operation of the last sentence of Section 2.2 or by:

     (a) the written consent of each of the Seller and Buyer;

     (b) Buyer (if it is not in breach of any of its obligations hereunder) in the event of a breach by the Seller of any representation, warranty, covenant or agreement by the Seller contained in this Agreement, which has not been, or cannot be, cured within 30 days after written notice of such breach is given to the Seller;

     (c) the Seller (if it is not in breach of any of its obligations hereunder) in the event of a breach by Buyer of any representation, warranty, covenant or agreement by Buyer contained in this Agreement which has not been, or cannot be, cured within 30 days after written notice of such breach is given to Buyer;

     (d) the Seller, if terminated in accordance with Section 5.4, so long as the Seller shall have paid any amounts required under this Agreement;

     (e) Buyer, if on or prior to the date 240 days after the date of this Agreement, the Closing shall not have occurred, unless the failure of such occurrence has been caused by the failure of Buyer to perform or observe any covenant or agreement set forth herein required to be performed or observed by Buyer;

     (f) Buyer, if the Board of Directors shall have withdrawn, modified or failed to make or refrained from making its recommendation that the Shareholders approve the issuance of the Purchased Shares pursuant to this Agreement as provided for in Section 3.2(b) and Section 5.1(b), or if the Board of Directors at any time refuses to reaffirm, at Buyer's request, such recommendation and its determination to make such recommendation to the Shareholders; or

     (g) Buyer or the Seller if the Shareholders fail to approve the transaction contemplated hereby by the requisite vote.

     Section 10.2 PROCEDURE AND EFFECT OF TERMINATION. In the event of termination of this Agreement by the Seller or Buyer pursuant to Section 10.1, written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall thereupon be and become void and have no effect, and the transactions contemplated hereby shall be abandoned without further action by the parties hereto, except that the provisions of Sections 5.2 (Public Announcements), 10.3 (Expenses), 11.2 (Governing Law), and
11.4 (Notices) shall survive the termination of this Agreement, and no termination of this Agreement shall relieve any party hereto of any liability for any breach of this Agreement. In addition, the

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Confidentiality  Agreements  executed by each of the parties hereto prior to the date hereof shall survive any termination of this Agreement in accordance with their terms.

     Section 10.3 EXPENSES. Except as otherwise set forth in this Agreement, whether or not the purchase of any Purchased Shares is consummated, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

                                    ARTICLE 11

                                  MISCELLANEOUS

     Section 11.1 COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Section, provided receipt of copies of such counterparts is confirmed.

     Section 11.2 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE THE LAWS OF THE STATE OF ARIZONA WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF.

     Section 11.3 JURISDICTION. Each party to this Agreement hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby may be brought only in a United States District Court sitting in Phoenix, Arizona, or in the United States District that encompasses Phoenix, Arizona, and hereby expressly submits to the personal jurisdiction and venue of any such court of proper jurisdiction for the purposes thereof and expressly waives any claim of improper venue and any claim that such court is an inconvenient forum. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR TORT OR OTHERWISE.

     Section 11.4 ENTIRE AGREEMENT. This Agreement (including the agreements incorporated or referred to herein and prior confidentiality agreements between the parties hereto) and the Schedules and Exhibits hereto contain the entire agreement between the parties with respect to the subject matter hereof and there are no agreements, understandings, representations or warranties between the parties other than those set forth or referred to herein. This Agreement is not intended to confer upon any Person not a party hereto (and their successors and assigns) any rights or remedies hereunder.

     Section 11.5 NOTICES. All notices and other communications hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below,

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                                                                         Page 33
unless and until either of such parties notifies the other in accordance with this section of a change of address or change of telecopy number:


        If to Buyer:        United Financial Adjusting Company
                            747 Alpha Drive
                            Highland Heights, Ohio 44143
                            Attention:  John M. Davies, President
                            Telecopy Number:  (440) 442-4251

        with a copy to:     Baker & Hostetler LLP
                            3200 National City Center
                            1900 East 9th Street
                            Cleveland, Ohio 44114-3485
                            Attention:  R. Steven Kestner
                            Telecopy Number: (216) 696-0740


        If to the Seller:    Frontier Adjusters of America, Inc.
                            45 East Monterey Way, Suite 202
                            Phoenix, Arizona 85012
                            Attention: William J. Rocke,
                              Chief Executive Officer
                            Telecopy Number: (602) 279-5813


        with a copy to:     O'Connor, Cavanagh, Anderson,
                              Killingsworth and Beshears
                            One East Cambelback Road. Suite 1100
                            Phoenix, Arizona 85012
                            Attention:  Karen L. Liepmann
                            Telecopy Number:  (602) 263-2900

     Section 11.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by either of the parties hereto without the prior written consent of the other party.

     Section 11.7 AMENDMENTS AND WAIVERS. This Agreement may not be modified or amended except by an instrument in writing signed by the party against whom enforcement of any such modification or amendment is sought. Either party hereto may, only by an instrument in writing, waive compliance by the other party hereto with any term or provision hereof on the part of such other party hereto to be performed or complied with. The waiver by any party hereto of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach thereof.

     Section 11.8 INTERPRETATION; ABSENCE OF PRESUMPTION. (a) For the purposes hereof, (i) words in the singular shall be held to include the plural and VICE VERSA and words of one gender shall be held to include the other gender as the context requires, (ii) the terms "hereof," "herein," and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Schedules and Exhibits hereto) and not to any particular provision of this Agreement, and Article, Section, paragraph,

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                                                                         Page 34

Exhibit and Schedule references are to the Articles, Sections, paragraphs, Exhibits and Schedules to this Agreement unless otherwise specified, (iii) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless otherwise specified, and (iv) the word "or" shall not be exclusive, but shall be interpreted as "and/or."

     (b) As used herein, the phrase "the transactions contemplated hereby" (or words of similar import) shall include, but not be limited to, the conversion, whether before or after the Tender Offer, of any or all of the Shares issued pursuant to this Agreement into Common Shares.

     (c) This Agreement will be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

     Section 11.9 SEVERABILITY. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted by a court of competent jurisdiction rather than voided, if possible, in order to achieve the intent of the parties to this Agreement to the fullest extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the fullest extent permitted.

     Section 11.10 FURTHER ASSURANCES. The Seller and Buyer agree that, from time to time, whether before, at or after the Closing Date, each of them will execute and deliver such further instruments and take such other actions as may be necessary to carry out the purposes and intents hereof.

     Section 11.11 SPECIFIC PERFORMANCE. Buyer and the Seller each acknowledge that, in view of the uniqueness of the Purchased Shares, the parties hereto would not have an adequate remedy at law for money damages if this Agreement were not performed in accordance with its terms, and therefore agree that the parties hereto shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which the parties hereto be entitled at law or in equity.

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                                                                         Page 35

     IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the date first above written.



                                  BUYER:

                                  UNITED FINANCIAL ADJUSTING COMPANY,
                                  an Ohio corporation


                                  By:
                                     --------------------------------------
                                  Name:
                                       ------------------------------------
                                  Title:
                                        -----------------------------------


                                  SELLER:

                                  FRONTIER ADJUSTERS OF AMERICA, INC.,
                                  an Arizona corporation


                                  By:
                                     --------------------------------------
                                  Name:
                                       ------------------------------------
                                  Title:
                                        -----------------------------------

--------------------------------------------------------------------------------

                                   APPENDIX B
                      EXHIBIT A TO STOCK PURCHASE AGREEMENT

              RESOLUTION TO BE CONSIDERED BY THE BOARD OF DIRECTORS
                     OF FRONTIER ADJUSTERS OF AMERICA, INC.

AUTHORIZATION OF SERIES A CONVERTIBLE VOTING PREFERRED STOCK

        WHEREAS, the Board of Directors of Frontier Adjusters of America, Inc. (the "Company") has deemed it to be in the best interest of the Company and its shareholders for the Company to establish a series of preferred stock to be issued and sold to United Financial Adjusting Company ("UFAC") pursuant to the authority granted to the Board of Directors in Article 4, paragraph a of the Articles of Incorporation of the Company, as amended (the "Articles of Incorporation") and Section 10-602 of the Arizona Business Corporation Act;

        NOW, THEREFORE, BE IT RESOLVED, that, pursuant to the authority vested in the Board of Directors by the Articles of Incorporation, a series of preferred stock is hereby established, and the terms of the same shall be as follows:

        Section 1. NUMBER OF SHARES AND DESIGNATION. This series of preferred stock shall be designated as Series A Convertible Voting Preferred Stock, par value $0.01per share (the "Series A Preferred Shares") and up to 6,000,000 shall be the number of such shares constituting such series.

        Section 2. DEFINITIONS. For purposes of the Series A Preferred Shares, the following terms shall have the meanings indicated:

        "ACT" shall mean the Securities Act of 1933, as amended.

        "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company or any committee authorized by the Board of Directors to perform any of its responsibilities with respect to the Series A Preferred Shares.

        "COMMON SHARES" shall mean the shares of common stock, par value $0.01 per share, of the Company.

        "SERIES A PREFERRED SHARES" shall have the meaning set forth in Section 1 hereof.

        "TRANSACTION"  shall have the  meaning  set forth in  paragraph  (e) of
        Section 5 hereof.

        "TRANSFER AGENT" means US Stock Transfer Corp. or such other entity as the Company shall designate.

        Section 3. DIVIDENDS. The holders of each Series A Preferred Share shall receive dividends and distributions in an amount equal to the amount of dividends and distributions paid on each Common Share, when, as and if declared by the Board of Directors; provided, however, that the holders of Series A Preferred Shares will not be entitled to the distribution in the amount of $1.60 per Common Share to be declared and paid during the first half of 1999 to the holders of record of the Common Shares as of the applicable record date set by the Board of Directors.

        Section 4. SHARES TO BE RETIRED. All Series A Preferred Shares which shall have been issued and reacquired in any manner by the Company shall be restored to the status of authorized, but unissued preferred stock, without designation as to series. The Company may also retire any unissued Series A Preferred Shares, and such shares shall then be restored to the status of authorized but unissued preferred stock, without designation as to series.

        Section 5. CONVERSION.

        Holders of Series A Preferred Shares shall have the right to convert all or a portion of such shares into Common Shares, as follows:

        (a) Subject to and upon compliance with the provisions of this Section 5, a holder of Series A Preferred Shares shall have the right, at any time after the record date established for the distribution referenced in Section 3 and on or before June 30, 1999, at such holder's option, to convert such shares, in whole or in part, into fully paid and nonassessable shares of authorized but previously unissued Common Shares on the basis of one Common Share for each Series A Preferred Share. Any Series A Preferred Shares that have not been converted to Common Shares on or before June 30, 1999 will automatically, without any action on the part of the holder thereof, be converted to Common Shares effective June 30, 1999.

        (b) In order to exercise the conversion right, the holder of Series A Preferred Shares to be converted shall surrender the certificate(s) representing such shares, duly endorsed to the Company or in blank, at the office of the Transfer Agent, accompanied by written notice to the Company that the holder thereof elects to convert such Series A Preferred Shares. Unless Common Shares issuable upon conversion are to be issued in the same name as the name in which such Series A Preferred Shares are registered, each certificate representing shares surrendered for conversion shall be accompanied by instruments of transfer, in form reasonably satisfactory to the Company, duly executed by the holder or such holder's duly authorized attorney.

        (c) As promptly as practicable after the surrender of certificates for Series A Preferred Shares as aforesaid, the Company shall issue and shall deliver at such office to such holder, or send on such holder's written order, a certificate or certificates for the number of Common Shares issuable upon the conversion of such Series A Preferred Shares in accordance with the provisions of this Section 5.

        (d) Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for Series A Preferred Shares shall have been surrendered and such notice delivered to the Company at the office of the transfer agent as aforesaid, and the person or persons in whose name or names any certificate or certificates for Common Shares shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date unless the share transfer books of the Company shall be closed on that date, in which event such person or

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                                                                          Page 2
persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such transfer books are open.

        (e) If the Company shall be a party to any transaction, including without limitation a merger, consolidation, statutory share exchange, issuer or self tender offer for all or a substantial portion of the Common Shares outstanding, sale of all or substantially all of the Company's assets or recapitalization of the Common Shares, (each of the foregoing being referred to herein as a "Transaction"), in each case as a result of which Common Shares shall be converted into the right to receive shares, securities or other property (including cash or any combination thereof), each Series A Preferred Share which is not converted into the right to receive shares, securities or other property in connection with such Transaction shall thereupon be convertible into the kind and amount of shares, securities and other property (including cash or any combination thereof) receivable upon such consummation by a holder of a Common Share. The Company shall not be a party to any Transaction unless the terms of such Transaction are consistent with the provisions of this paragraph (e), and it shall not consent or agree to the occurrence of any Transaction until the Company has entered into an agreement with the successor or purchasing entity, as the case may be, for the benefit of the holders of the Series A Preferred Shares that will contain provisions enabling the holders of the Series A Preferred Shares that remain outstanding after such Transaction to convert at that time or at any time thereafter into the consideration received by holders of Common Shares. The provisions of this paragraph (e) shall similarly apply to successive Transactions.

        (f) The Company shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Shares solely for the purpose of effecting conversion of the Series A Preferred Shares, the full number of Common Shares deliverable upon the conversion of all outstanding Series A Preferred Shares not theretofore converted into Common Shares.

        (g) The Company covenants that any Common Shares issued upon conversion of the Series A Preferred Shares shall be validly issued, fully paid and non-assessable.

        (h) The Company shall use its best efforts to list the Common Shares required to be delivered upon conversion of the Series A Preferred Shares, prior to such delivery, upon each national securities exchange, if any, upon which the outstanding Common Shares are listed at the time of such delivery.

        (i) The Company will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of Common Shares or other securities or property on conversion of Series A Preferred Shares pursuant hereto; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of Common Shares or other securities or property in a name other than that of the holder of the Series A Preferred Shares to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Company the amount of any such tax or established, to the reasonable satisfaction of the Company, that such tax has been paid.

--------------------------------------------------------------------------------

        (j) If the Company issues additional Common Shares by way of a stock split, stock dividend or other distribution to the holders of the Common Shares, then the holders of the Series A Preferred Shares, at the time of conversion, in addition to the Common Shares issued upon conversion, will be entitled to receive in connection with such stock split, stock dividend or other distribution the number of Common Shares that would be issued to them had such holders converted the Series A Preferred Shares to Common Shares immediately prior to the record date established for such stock split, stock dividend or other distribution of Common Shares.

        Section 6. RANKING. The Series A Preferred Shares shall be deemed to rank on parity with the Common Shares as to the payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up of the Company.

        Section 7. VOTING.

        Except as otherwise required by law, each outstanding Series A Preferred Share shall entitle the holder thereof to one vote on each matter properly submitted to the Company's stockholders for their vote, consent, waiver, release or other action, including, without limitation, the election of members of the Board of Directors and all other matters submitted to the holders of Common Shares, and shall vote with the holders of Common Shares, acting as a single class.

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                                                                          Page 4

                                   APPENDIX C
                      EXHIBIT B TO STOCK PURCHASE AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT

        This Agreement is made pursuant to Section 5.7 of the Stock Purchase Agreement dated as of November ___, 1998 (the "Stock Purchase Agreement"), between Frontier Adjusters of America, Inc. ("Frontier") and United Financial Adjusting Company ("UFAC"). Pursuant to the Stock Purchase Agreement, UFAC will purchase an aggregate of 5,258,513 shares of Frontier's Series A Convertible Voting Preferred Stock, $.01 par value per share (the "Preferred Shares"). The Preferred Shares will be convertible into shares of common stock, par value $.01 per share, of Frontier (the "Common Stock"). In order to induce Purchaser to consummate the transactions contemplated by the Stock Purchase Agreement, and in further consideration therefor, Frontier has agreed to execute and deliver this Agreement and provide the registration rights set forth in this Agreement.

     Accordingly, it is hereby agreed as follows:

1. DEFINITIONS. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Stock Purchase Agreement. For purposes of this Agreement, the following terms shall have the following meanings:

     "EFFECTIVE PERIOD" shall mean, for purposes of this Agreement, a period commencing on the date of this Agreement and ending on the date as of which all Registrable Securities cease to be Registrable Securities.

     "REGISTRABLE SECURITIES" means collectively, (i) the Preferred Shares, (ii) the shares of Common Stock issued upon conversion of the Preferred Shares purchased by UFAC pursuant to the Stock Purchase Agreement (the "Shares") and
(iii) any securities issued or distributed in respect of any Preferred Shares or Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise.

     "REGISTRATION EXPENSES" shall mean any and all expenses incident to performance of or compliance with this Agreement, including, without limitation,
(i) all SEC and securities exchange registration and filing fees, (ii) all fees and expenses of complying with state securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange pursuant to paragraph 5(h), (v) the fees and disbursements of counsel for Frontier and of its independent public accountants, including the expenses of any incident to such performance and compliance, and (vi) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any.

     "RELATED SECURITIES" means any securities of Frontier similar or identical to any of the Registrable Securities, including, without limitation, Common Stock and all options, warrants and other securities convertible into, or exchangeable or exercisable for, Common Stock.

2. SECURITIES SUBJECT TO THIS AGREEMENT. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities when (i) a registration statement covering such Registrable Securities has been declared effective under the Securities Act (as defined below) and they have been disposed of pursuant to such effective registration statement, (ii) they are distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act of 1933, as amended (the "Securities Act"),
(iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by Frontier and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any state securities or blue sky law then in force, or (iv) they shall have ceased to be outstanding.

3. DEMAND REGISTRATION RIGHTS.

      (a) RIGHT TO DEMAND. At any time during the Effective Period, UFAC may make a written request to Frontier for registration with the Securities and Exchange Commission (the "SEC") under and in accordance with the provisions of the Securities Act, and under the securities laws of the states designated by UFAC, of all or part of its Registrable Securities. Upon receipt of each such request, Frontier shall use its best efforts to effect such registration as required pursuant to Section 5 hereof (a "Demand Registration"); PROVIDED, HOWEVER, that (i) the aggregate number of Registrable Securities requested to be so registered shall have a market value (calculated at then current market prices) of at least $250,000 and (ii) no Demand Registration may be requested after the end of the Effective Period and PROVIDED, FURTHER, that Frontier shall not be obligated to file a registration statement relating to any registration request under this Section 3, within a period of six months after the effective date of any other registration statement relating to (A) any registration request under this Section 3 or (B) any registration effected under Section 4. All requests made pursuant to this paragraph 3(a) will specify the aggregate number of Registrable Securities to be registered and will also specify the intended methods of disposition thereof.

     (b) Frontier shall be entitled to postpone the filing of any registration statement otherwise required to be prepared and filed by Frontier pursuant to this Section 3, for a reasonable period of time, but not in excess of 30 days, if the board of directors of Frontier determines in its reasonable judgment and in good faith that the registration and distribution of the Registrable Securities would materially interfere with any pending financing, acquisition or corporate reorganization involving Frontier or any of its subsidiaries or would require premature disclosure thereof and promptly gives UFAC written notice of such determination, containing a general statement of the reasons for such postponement and an approximation of the anticipated delay. If Frontier shall so postpone the filing of a registration statement, UFAC shall have the right to withdraw the request for registration by giving written notice to Frontier within 20 days after receipt of the notice of postponement (and, in the event of such withdrawal, such request shall not be counted for purposes of determining the number of requests for registration to which UFAC is entitled pursuant to paragraph (c) of this Section 3).

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                                                                          Page 2

     (c) NUMBER OF DEMAND REGISTRATIONS. UFAC shall be entitled to a maximum of one Demand Registrations during the Effective Period. Frontier shall not be deemed to have effected a Demand Registration unless and until such Demand Registration is declared effective under the Securities Act. If a Demand
Registration is effected following a request from UFAC, then the individuals named in Section 6.2(e) of the Stock Purchase Agreement shall be entitled to register any shares of Common Stock not then covered by an effective Registration Statement on Form S-8 in such Demand Registration.

     (d) PRIORITY ON DEMAND REGISTRATIONS. If the managing underwriter or underwriters of a Demand Registration advise Frontier in writing that in its or their opinion the number of securities proposed to be sold in such Demand Registration exceeds the number which can be sold in such offering, Frontier will include in such registration only the number of securities that in the opinion of such underwriter or underwriters can be sold.

     (e) SELECTION OF UNDERWRITERS. If any offering pursuant to a Demand Registration is an underwritten offering, Frontier will select a managing underwriter or underwriters to administer the offering, provided such managing underwriter or underwriters shall be reasonably satisfactory to UFAC.

4. PIGGY-BACK REGISTRATION. If at any time after the date of issuance of any Registrable Securities and prior to the end of the Effective Period, Frontier proposes to file a registration statement under the Securities Act with respect to an offering by Frontier for its own account or for the account of others of any class of equity security of Frontier (or any options, warrants or other securities convertible into, or exchangeable or exercisable for, such equity securities) to be offered for cash (other than in connection with the registration of securities issuable pursuant to an employee stock option, stock purchase or similar plan or pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act), then Frontier shall in each case give written notice of such proposed filing to UFAC at least 20 days before the filing date, and such notice shall offer UFAC the opportunity to register such number of Registrable Securities as UFAC may request (a " Piggy-Back Registration"). If such offer is accepted by written notice to Frontier within 15 days of UFAC's receipt of the written notice provided for in the preceding sentence, Frontier shall use its best efforts to cause such Registrable Securities to be included in such offering on the same terms and conditions as the corresponding securities of Frontier included therein, PROVIDED that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, Frontier shall determine for any reason not to proceed with the proposed registration, Frontier may, at its election, give written notice of such determination to UFAC and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) if such registration involves an underwritten offering by Frontier (underwritten, at least in part, by Persons who are not Affiliates of Frontier or UFAC), subject to the following sentence, UFAC must sell its Registrable Securities to such underwriters who shall have been selected by Frontier on the same terms and conditions as apply to Frontier, with such differences, including any with respect to indemnification and contribution, as may be customary or appropriate in combined primary and secondary offerings. If a proposed registration pursuant to this Section 4 involves such an underwritten public offering, UFAC may elect in writing, prior to the effective date of the

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                                                                          Page 3
registration statement filed in connection with such registration, to withdraw such request and not to have its securities registered in connection with such registration. Notwithstanding the foregoing, if the managing underwriter or underwriters of a proposed underwritten offering advise Frontier in writing that in their opinion the total amount or kind of securities that UFAC has requested to be included in such offering, when added to those securities then proposed to be offered by Frontier and any other participants in such offering, would adversely affect the success of such offering, then the amount of securities to be offered for the accounts of UFAC, Frontier and such other participants in the offering shall be reduced proportionately to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters.

5. REGISTRATION PROCEDURES. If and whenever Frontier is required to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, Frontier will, as expeditiously as possible:

     (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities on any form for which Frontier then qualifies and which counsel for Frontier shall deem appropriate, and which form shall be available for the sale of the Registrable Securities in accordance with the intended methods of distribution thereof, and use its best efforts to cause such registration statement to become and remain effective; PROVIDED, HOWEVER, that Frontier may discontinue any registration of its securities which is being effected pursuant to Section 3 at any time prior to the effective date of the registration statement relating thereto;

     (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of 180 days or such lesser period of time as Frontier or UFAC may be required under the Securities Act to deliver a prospectus in connection with any sale of Registrable Securities, and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by UFAC set forth in such registration statement; PROVIDED, that before filing a registration statement or prospectus, or any amendments or supplements thereto, Frontier will furnish to the UFAC and its counsel not less than two business days prior to filing, copies of all documents proposed to be filed;

     (c) furnish to UFAC such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus and any prospectus supplement (as applicable), in conformity with the requirements of the Securities Act, and such other documents as UFAC may reasonably request in order to facilitate the disposition of the Registrable Securities by UFAC;

     (d) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as UFAC shall reasonably request, and do any and all

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                                                                          Page 4
     other acts and things which may be reasonably necessary or advisable to enable UFAC to consummate the disposition in such jurisdictions of the Registrable Securities owned by UFAC, except that Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this paragraph 5(d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

     (e) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable UFAC to consummate the disposition of such Registrable Securities;

     (f) notify UFAC at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in paragraph 5(b), of Frontier's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of UFAC, prepare, file with the SEC and all applicable state securities authorities and furnish to UFAC a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

     (g) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to UFAC, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

     (h) use its best efforts to cause all such Registrable Securities to be listed on any securities exchange on which the Common Stock is then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange, and to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement no later than the effective date of such registration statement;

     (i) use its best efforts to obtain a "cold comfort" letter or letters from Frontier's independent public accountants in customary form in a timely manner in order to facilitate the sale of the Registrable Securities;

     (j) cooperate with UFAC, the managing underwriter or underwriters, if any, and any transfer agent to facilitate the timely preparation and delivery of

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                                                                          Page 5
     certificates (not bearing any restrictive legends, unless required by law) representing the securities to be sold under such registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or UFAC may request; and

     (k) make available for inspection by UFAC, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by UFAC or such underwriter (collectively, the "Inspectors"), all financial and other records and other information, pertinent corporate documents and properties of any of Frontier and its subsidiaries and affiliates (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility; PROVIDED, HOWEVER, that the Records that Frontier determines, in good faith, to be confidential and which it notifies the Inspectors in writing are confidential shall not be disclosed to any
     Inspector   unless  such  Inspector  signs  a   confidentiality   agreement
     reasonably satisfactory to Frontier. UFAC agrees that it will, promptly after learning that disclosure of such Records is sought in a court having jurisdiction, give notice to Frontier and allow Frontier, at Frontiers expense, to undertake appropriate action to prevent disclosure of such Records.

     Frontier may require UFAC to furnish Frontier with such information regarding UFAC and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as Frontier may from time to time reasonably request in writing.

     UFAC agrees that, upon receipt of any notice from Frontier of the happening of any event of the kind described in paragraph 5(f), UFAC will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until UFAC's receipt of the copies of the supplemented or amended prospectus contemplated by paragraph 5(f), and, if so directed by Frontier, UFAC will deliver to Frontier (at Frontier's expense) all copies, other than permanent file copies then in UFAC's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event Frontier shall give any such notice, the period mentioned in paragraph 5(b) shall be extended by the number of days during the period from the date of the giving of such notice pursuant to paragraph 5(f) and through the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by paragraph 5(f).

6. REGISTRATION EXPENSES. Frontier will pay all Registration Expenses in connection with the first registration of Registrable Securities pursuant to
Section 3 or 4 upon the written request of UFAC, and UFAC shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of UFAC's Registrable Securities pursuant to a registration statement effected pursuant to such Sections. All expenses for any subsequent registrations of Registrable Securities pursuant to either Section 3 or 4 shall be paid PRO RATA by all Persons (including UFAC and Frontier) participating in such registration on the basis of the relative number of shares of Common Stock of each such Person included in such registration.

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                                                                          Page 6

7. INDEMNIFICATION; CONTRIBUTION.

     (a) INDEMNIFICATION BY FRONTIER. Frontier agrees to indemnify UFAC, its officers and directors and each Person who controls UFAC (within the meaning of the Securities Act), and any agent or investment adviser thereof against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and expenses of investigation) incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation arising out of or based upon (i) any untrue or alleged untrue statement of material fact contained in any registration statement, any prospectus or preliminary prospectus, or any amendment or supplement to any of the foregoing or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus or a preliminary prospectus, in light of the circumstances then existing) not misleading, except in each case insofar as the same arise out of or are based upon, any such untrue statement or omission made in reliance on and in conformity with information with respect to such indemnified party furnished in writing to Frontier by such indemnified party or its counsel expressly for use therein. In connection with an underwritten offering, Frontier will indemnify the underwriters thereof, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of UFAC. Notwithstanding the foregoing provisions of this paragraph 7(a), Frontier will not be liable to UFAC, any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls UFAC or underwriter (within the meaning of the Securities Act), under the indemnity agreement in this paragraph 7(a) with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of UFAC, underwriter or controlling Person results from the fact that UFAC or underwriter sold Registrable Securities to a Person to whom there was not sent or given (or deemed to be sent or given) a copy of the final prospectus (including any documents incorporated by reference therein) or of the final prospectus as then amended or supplemented (including any documents incorporated by reference therein), whichever is most recent, required to be sent or given in accordance with any applicable law or regulation, if Frontier has previously furnished copies thereof to UFAC or underwriter.

     (b) INDEMNIFICATION BY UFAC. In connection with any registration statement in which UFAC is participating, UFAC will furnish to Frontier in writing such information, including with respect to the name, address and the amount of Registrable Securities held by UFAC, as Frontier reasonably requests for use in such registration statement or the related prospectus and agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph 7(a)) Frontier, any underwriter, as the case may be, and any of their respective affiliates, directors, officers and controlling Persons, (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in such registration statement or prospectus or any amendment or supplement to either of them or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances then existing) not misleading, but only to the extent that any such untrue statement or omission is made in reliance on and in conformity with information with respect to UFAC furnished in writing to Frontier by UFAC or its counsel expressly for use therein.

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                                                                          Page 7

     (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such indemnified party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such indemnified party may claim indemnification or contribution pursuant to this Agreement. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its decision as to whether or not to assume the defense thereof (which notice must be given to such indemnified party within five days of the indemnifying party's receipt of notice of commencement of any action], the indemnifying party shall not be liable to such indemnified party under these indemnification provisions for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation, unless in the reasonable judgment of any indemnified party a conflict of interest is likely to exist between such indemnified party and the indemnifying party or any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels. The indemnifying party will not be subject to any liability for any settlement made without its consent (which will not be unreasonably withheld or delayed).

     (d) CONTRIBUTION. If the indemnification from the indemnifying party provided for in this Section 7 is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions which resulted in such losses, claims, damages, liabilities and expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph 7(c), any legal and other fees and expenses reasonably incurred by such indemnified party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this paragraph 7(d) were determined by PRO RATA allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this paragraph 7(d), no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were

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                                                                          Page 8
offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and UFAC shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of UFAC were offered to the public (net of all underwriting discounts and commissions) exceeds the amount of any damages which UFAC has otherwise been required to pay by reason of such untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     If indemnification is available under this Section 7, the indemnifying parties shall indemnify each indemnified party to the full extent provided in paragraph 7(a) or (b), as the case may be, without regard to the relative fault of said indemnifying parties or indemnified party or any other equitable consideration provided for in this paragraph 7(d).

     (e) The provisions of this Section 7 shall be applicable in respect of each registration pursuant to this Agreement, shall be in addition to any liability which any party may have to any other party and shall survive any termination of this Agreement.

8. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. UFAC may not participate in any underwritten registration hereunder unless UFAC (a) agrees to sell UFAC's securities on the basis provided in underwriting arrangements approved by Frontier and UFAC and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

9. RULE 144. Frontier covenants that it will file all reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations adopted by the Commission thereunder (or, if Frontier is not required to file such reports, it will, upon the request of UFAC, make publicly available other information so long as necessary to permit sales under Rule 144 under the Securities Act), and it will take such further action as UFAC may reasonably request, all to the extent required from time to time to enable UFAC to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or
(b) any similar rule or regulation hereafter adopted by the Commission. Upon the request UFAC, Frontier will deliver to UFAC a written statement as to whether it has complied with such requirements.

10, MISCELLANEOUS. (a) REMEDIES. UFAC, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

     (b) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the prior written consent of both parties.

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                                                                          Page 9

     (c) NOTICES. All Notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telecopier, registered or certified mail (return receipt requested), postage prepaid, or courier guaranteeing next day delivery to the parties at the following addresses (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof). Notices delivered personally shall be effective upon receipt, notices sent by mail shall be effective three days after mailing, notices sent by telecopier shall be effective when receipt is acknowledged, and notices sent by courier guaranteeing next day delivery shall be effective on the next business day after timely delivery to the courier:

        (i) if to UFAC at:       United Financial Adjusting Company
                                 747 Alpha Drive
                                 Highland Heights, Ohio 44143
                                 Attention:  John M. Davies, President
                                 Telecopy Number:  (440) 442-4251; and

        (ii) if to Frontier at:  Frontier Adjusters of America, Inc.
                                 45 East Monterey Way, Suite 202
                                 Phoenix, Arizona 85012
                                 Attention:  William J. Rocke,
                                  Chief Executive Officer
                                 Telecopy Number:  (602) 279-5813

     (d) ASSIGNMENT. Neither this Agreement nor any rights, interests or obligations hereunder may be assigned by either of the parties hereto without the prior written consent of the other party; PROVIDED, HOWEVER, that UFAC may assign its rights, interests or obligations hereunder to any of its Affiliates.

     (e) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties.

     (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (g) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (h) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona applicable to contracts made and to be performed wholly within that State.

     (i) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every

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                                                                         Page 10
other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Shareholders shall be enforceable to the fullest extent permitted by law.

     (j) ENTIRE AGREEMENT. This Agreement and the Stock Purchase Agreement are intended by the parties as a final expression and a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter hereof. There are no restrictions, promises, warranties or undertakings with respect to the subject matter hereof, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                             FRONTIER ADJUSTERS OF AMERICA, INC.


                                             By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                              UNITED FINANCIAL ADJUSTING COMPANY


                                             By:
                                               ---------------------------------
                                               Name:
                                               Title:


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                                                                         Page 11

                                   APPENDIX D
                      EXHIBIT C TO STOCK PURCHASE AGREEMENT

                                SERVICE AGREEMENT

        This Service Agreement is entered into as of the ______ day of ___________, 19____ between United Financial Adjusting Company, an Ohio corporation ("UFAC") and Frontier Adjusters of America, Inc., an Arizona corporation, on behalf of itself and each of its subsidiaries (collectively, the "Company").

        WHEREAS, Company licenses or franchises independent claims adjusters throughout the United States and Canada, and owns and operates independent insurance adjusting and risk management businesses;

        WHEREAS, UFAC has acquired a majority ownership interest in Company;

        WHEREAS, Company has requested UFAC to provide Company with certain advisory and support services relating to Company's business, and UFAC is willing to provide such services;

        WHEREAS, Company and UFAC have reached agreement on, and wish to set forth, the terms and conditions upon which UFAC will provide such services to Company and certain related matters;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth hereinbelow, the parties hereto agree as follows:

        1. UFAC SERVICES. Upon and subject to the terms and conditions set forth in this Agreement, UFAC shall provide Company with the following advisory and support services:

     (a) FRANCHISE OPERATIONS:. UFAC will provide an experienced claims manager (the "Claims Manager") to assume the day to day responsibility for managing the Company's franchisee network and the Company field offices in Phoenix, Las Vegas and Tucson. The Claims Manager will work out of Frontier's offices on a full time basis.

     (b) STRATEGIC PLANNING: UFAC will help Company develop clear written strategic business plans, which may be communicated to the Company's shareholders, employees, franchisees and licensees.

     (c) SALES AND MARKETING: The strategic business plans will include detailed marketing plans, including a systematic process of expanding Company's customer base for adjusting services, as well as expanding the types of services provided by Company. UFAC personnel will begin marketing Company services to targeted sales prospects promptly after the date hereof. UFAC will use its reasonable best efforts to provide Frontier and its licensees/franchisees with adjusting business, and will encourage its affiliates to do the same.

     (d) TECHNOLOGY: (i) UFAC's Information Technology Director and his staff will support and coordinate the work of the Company's IT staff. UFAC's programming staff will provide up to 200 hours of programming support per year, will coordinate the development of a disaster recovery plan for Company, and will plan the implementation of applicable UFAC claims assignment and management software in Company's operations.

          (ii) Company will receive a license to use UFAC claims assignment and management software, as agreed by the parties, during the term of this Agreement. This software may be accessed by Company's licensees, franchisees and clients for Company-related business at no additional charge. The license will be non-transferable and non-exclusive. The license fees for such software are included in the Service Fees provided for in Section 2(a) hereof. During the term of this Agreement, UFAC will provide or arrange for the necessary maintenance and support services for this software. The charges for these maintenance and support services are included in the Service Fees provided for in Section 2(a).

          (iii) Upon the effective date of any termination of this Agreement (the "Effective Date"), Company will have the option to acquire a license to use any proprietary software (object code only) owned by UFAC (or any other wholly-owned subsidiary of The Progressive Corporation) which is then being used to support the Company's operations for a term of one (1) year, commencing on the Effective Date, renewable annually thereafter at Company's option by delivery of written notice of renewal to UFAC at least thirty (30) days prior to expiration of the then current annual term.

          The Company's cost of licensing this software for the initial or any renewal term of the license will be the prevailing rate for the software at the time of the initial or renewal term (as applicable), not to exceed $120,000 annually. Any such license shall be non-transferable and non-exclusive. UFAC will provide, upon request, up to one hundred (100) hours of telephone support for such licensed software during UFAC's regular business hours, at the rate of $115.00 per hour during the initial one-year term of such license, and up to one hundred (100) hours of telephone support at the rate of $125.00 per hour during the second one-year term of such license. After the second year of the license, such telephone support will be provided at UFAC's then prevailing rate for such services.

          (iv) Company acknowledges that the licensed software will not be error-free and agrees to accept such software and all maintenance and support services on an "AS IS" basis. Company will hold all licensed software in strict confidence and will not sell, copy, duplicate, transfer, assign, license or disclose the software (or any portion thereof) to any other person, or attempt to reverse engineer the software or discover its structure, operation or content, without UFAC's prior written consent.

     (e) HUMAN RESOURCES SUPPORT: UFAC's Human Resource Manager will assist Company's HR management in developing strategy and/or policies in the following areas: compensation, employee communications, employee relations, equal employment opportunity, people development and education, recruiting and relocation. Through this process, UFAC will begin to introduce Company to some of the HR concepts used in the Progressive organization.

     (f) ACCOUNTING AND REPORTING: UFAC's Controller will provide support and supervision to the Company's accounting group, subject to the oversight of Company's Board of Directors, to ensure that the Company's books and records are properly maintained. This will include a quarterly review of the Company's financial statements and related accounting records, and a review of the financial data contained in periodic reports to be filed by the Company under the Securities Exchange Act of 1934.

     2. COMPENSATION AND EXPENSE REIMBURSEMENT.

     (a) In consideration for the services provided by UFAC pursuant to Paragraphs 1(a)-(f) hereof, Company shall pay to UFAC the sum of Twenty-Five Thousand Dollars ($25,000) per month ("Service Fees"), plus reimbursement for all reasonable out-of-pocket expenses (including, travel, lodging etc.) actually incurred by UFAC in providing such services. Only expenses incurred in providing services for the benefit of the Company that are deductible for federal income tax purposes will be reimbursed. Expenses over $5,000 must be approved in advance by the Company's CEO, President or CFO.

     (b) Company shall have the right to request UFAC to provide such additional administrative and support services (such as tax return preparation, legal representation, cash management, etc.) as the parties shall mutually agree from time to time ("Additional Services"). If UFAC provides such Additional Services at the request of Company, Company will pay for such services at mutually agreed upon rates, which will be approximately the same as UFAC's cost of providing the services, and will not include any allocation of overhead costs.

     (c) Service Fees plus reimbursement for out-of-pocket travel and entertainment expenses and any other sums due hereunder will be billed to Company monthly. Reimbursement will only be made for reasonable expenses actually incurred in providing services for the benefit of the Company; only expenses that are deductible for federal income tax purposes will be reimbursed. Company shall pay to UFAC all of such Service Fees, expenses and other sums within thirty (30) days after receipt of UFAC's invoice therefor, together with supporting expense receipts reasonably satisfactory to the Company. All services provided by UFAC which are not included in the Service Fees will be billed at rates which are approximately equal to UFAC's cost of providing such service and shall not include any allocation of overhead costs.

        3. PRACTICES AND PROCEDURES. In performing services hereunder, UFAC shall provide substantially the same high level of services as it provides with respect to its own business and the businesses of its other affiliates. Without the prior consent of Company, UFAC shall not depart, in any material respect, from these practices, procedures or services in a way that adversely affects the nature or quality of the services provided under this Agreement. UFAC personnel will be available by telephone from 8:30 a.m. to 5:30 p.m., E.S.T., Monday through Friday (holidays excepted), to receive specific requests from Company for information and/or services within the scope of the services to be provided by UFAC under this Agreement and will respond to such requests with reasonable promptness. In addition, strategic planning discussions among UFAC and Company's management will be held at least once per calendar quarter during the term of this Agreement.

        4. COMPANY SERVICES. Except for those services to be provided by UFAC, as herein specified, Company shall provide and perform, at its own cost and expense, all services necessary or appropriate for the conduct of its business and operations.

        5. QUALITY STANDARDS. All services performed pursuant to this Agreement or described herein shall be performed by UFAC or Company, as applicable, in a prompt and professional manner by personnel who are competent, conscientious and properly trained to perform their assigned responsibilities. If any personnel assigned by UFAC to provide services hereunder are unsatisfactory to Company, in its reasonable discretion, then UFAC will replace those people with individuals who are reasonably satisfactory to Company.

        6. TERM; TERMINATION. Subject to Sections 10 and 11 hereof, this Agreement shall be effective as of the date first above written, shall remain in effect until the first anniversary thereof and shall automatically renew from year to year thereafter, unless and until either party shall provide the other with not less than ninety (90) days' prior written notice of its intention not to renew this Agreement after expiration of the then current annual period. At the time of the first anniversary of this Agreement, UFAC will review this Agreement with a committee of the Company's Board of Directors, which will consist exclusively of independent directors, to determine what services, if any, the Company should continue to purchase from UFAC. Such approval will be consistent with Arizona law. Thereafter, this Agreement, and the schedule of fees set forth herein, will be adjusted as agreed by the parties.

        7. RELATIONSHIP OF THE PARTIES. The relationship between Company and UFAC hereunder is and shall always be that of independent contractors. None of the agents, servants, employees, representatives or contractors of either Company or UFAC shall ever be deemed to be the agents, servants, employees, representatives or contractors of the other party, and neither Company nor UFAC shall be responsible for the acts or omissions of the other party, or any of its officers, agents, employees, representatives or contractors. Neither Company nor UFAC shall for any purposes, at any time, be or be construed to be the agent of the other.

        8. COMPLIANCE WITH LAWS AND COMPANY PROCEDURES. In performing services hereunder, the parties shall comply with all applicable federal, state, county and municipal statutes, ordinances and regulations. When UFAC's employees or agents are working on Company's premises, they will comply with all applicable written personnel policies and procedures of the Company. In performing its duties hereunder, UFAC, as the majority shareholder of the Company, will exercise appropriate care so as to comply with its fiduciary duties to the Company's other shareholders.

        9. INDEMNIFICATION. Subject to the following sentence, UFAC will indemnify, defend and hold harmless Company from and against any and all claims, damages, liabilities, demands, costs and expenses (including reasonable attorney's fees) that Company may suffer or incur as a result of the gross negligence or willful misconduct of UFAC or its employees in providing Company with services under this Agreement. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, IN NO EVENT SHALL UFAC, ITS AFFILIATES OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS BE LIABLE FOR ANY LOST PROFITS, LOST REVENUES, LOST BUSINESS OPPORTUNITIES, EXEMPLARY, PUNITIVE, SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES, EACH OF WHICH IS HEREBY EXPRESSLY WAIVED, REGARDLESS OF WHETHER SUCH DAMAGES WERE FORESEEABLE OR WHETHER ANY PARTY OR ANY PERSON HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

        10. CHANGE OF CONTROL. If either (a) The Progressive Corporation shall cease to own, directly or indirectly, at least fifty percent (50%) of the issued and outstanding capital stock of UFAC or (b) UFAC shall cease to own, directly or indirectly, at least forty percent (40%) of the issued and outstanding capital stock of the Company (each such occurrence being deemed to be a "Change in Control"), then UFAC shall provide Company with written notice thereof ("Change of Control Notice") not later than ten (10) business days after the date on which such Change of Control occurs. In such event, Company shall have the right and option to terminate this Agreement, without liability on the part of either party, by giving UFAC written notice thereof ("Termination Notice") within forty-five (45) days of Company's receipt of the Change in Control Notice, such termination to be effective on the date specified by Company in the

Termination Notice, which shall not be later than ninety (90) days after the date of delivery of the Termination Notice. The determination by Company of whether to exercise its termination right under this Section 10 shall be made by a vote of the independent directors of the Company (i.e. those directors who are not officers or employees of UFAC or The Progressive Corporation or any of its subsidiaries other than the Company).

        11. DEFAULT. If either of the parties hereto shall fail to pay any sum due hereunder, when and as herein provided, and such failure shall continue for ten (10) or more days after such party has received written notice thereof, or if either of the parties hereto shall fail to observe or perform, in any material respect, any of its other covenants or obligations hereunder, and such failure shall continue for thirty (30) or more days after such party has received written notice thereof, a condition of default shall exist hereunder and the non-defaulting party may immediately terminate this Agreement, and its performance hereunder, and (subject to Section 10 hereof) pursue damages or any other remedy available at law or in equity. Without limiting the foregoing, in the event of any such default, the non-defaulting party may set-off any sums then due to it hereunder against, and thereby reduce, any sums that such non-defaulting party may owe to the party in default.

        12. DISPUTES. If any claim, dispute or controversy ("Dispute") arises in connection with this Agreement and is not resolved in the normal course of business, the parties will resolve the Dispute not by litigation or other judicial means, but through a Dispute Resolution Process consisting of a progression of the following: direct negotiations at the senior executive level, mediation, and, if the Dispute has not been resolved within four (4) months following delivery of the written notice referred to in the following sentence, binding arbitration. In the event of any

Dispute, either party may initiate the Dispute Resolution Process by delivering written notice thereof to the other party. Thereafter, the parties, in good faith, shall mutually develop and agree upon the specific procedures and guidelines which shall govern the Dispute Resolution Process; subject to the proviso that, unless otherwise mutually agreed, if the direct negotiations and/or mediation have not resolved the Dispute within six (6) months after the receipt of the written notice initiating the Dispute Resolution Process hereunder, then either party may by written notice to the other party invoke the right to proceed at that time with binding arbitration as contemplated herein. Any mediation or arbitration proceedings shall be conducted in accordance with the applicable rules of the Center for Public Resources, as then in effect, except as otherwise agreed by the parties. Nothing herein shall prohibit either party from seeking a temporary restraining order, preliminary injunction or other provisional relief if, in its judgment, such action is necessary to avoid irreparable damage or to preserve the status quo or from seeking specific performance to enforce this Section 12. In any such arbitration proceeding, the tribunal may award only compensatory damages and is not empowered to award punitive or exemplary damages, or any relief not available in a court of law or equity. The arbitrator(s) shall also have authority to award reasonable attorneys' fees and costs and any other arbitration expenses incurred to the prevailing party in any such Dispute, as determined by the arbitrator(s) in his/their award. Any mediation or arbitration proceeding shall be held in Phoenix, Arizona unless the mediator or arbitrator, as the case may be, determines at the outset that another locale would be more convenient to both parties and to any other individuals (other than counsel) participating therein.

        13. NOTICES. All notices required or permitted to be given hereunder shall be sent to the following addresses, or such other addresses as either of said parties may in writing request:

     If to UFAC:      John M. Davies, President
                      United Financial Adjusting Company
                      747 Alpha Drive
                      Highland Heights, Ohio  44143-2124
                      Fax: 440/442-4251

     If to Company:   William J. Rocke, Chief Executive Officer, or
                      Jean Ryberg, President
                      Frontier Adjusters of America, Inc.
                      45 East Monterey Way
                      Phoenix, Arizona 85012
                      Fax: 602-279-5813

All notices shall be hand delivered or sent postpaid by certified mail, return receipt requested, or by courier, overnight delivery service or facsimile, and shall be effective when received.

        14. AMENDMENTS. This Agreement contains the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and may not be modified, changed or amended orally; any such modifications, changes or amendments may be made only in writing duly executed on behalf of both parties.

        15. SEVERABILITY OF PROVISIONS. If any term or provision of this Agreement or any application thereof shall be invalid or unenforceable, the remainder of this Agreement and any other application of such term or provision shall not be affected thereby.

        16. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns, except that neither party may assign this Agreement, or any of its rights or obligations hereunder, without the prior written consent of the other party; provided that, without such consent, UFAC may assign this Agreement or delegate any of its obligations hereunder to any other direct or indirect subsidiary of The Progressive Corporation.

        17. LAW GOVERNING. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Arizona.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                        UNITED FINANCIAL ADJUSTING COMPANY

                        By:
                           ----------------------------------
                        Name:
                             --------------------------------
                        Title:
                              -------------------------------

                        FRONTIER ADJUSTERS OF AMERICA, INC.,
                        ON BEHALF OF ITSELF AND EACH OF ITS
                        SUBSIDIARIES.

                        By:
                           ----------------------------------
                        Name:
                             --------------------------------
                        Title:
                              -------------------------------

                                   APPENDIX E
                      EXHIBIT D TO STOCK PURCHASE AGREEMENT

                                    AGREEMENT

        THIS AGREEMENT is made as of this day of , 19____ between William J. Rocke (hereinafter referred to as "Rocke") and Frontier Adjusters of America,
Inc., an Arizona corporation, and Frontier Adjusters Inc., a Colorado corporation, (collectively referred to herein as "Frontier").

                                    RECITALS

        WHEREAS, Frontier is engaged in the insurance adjusting and franchising business and maintains its principal office and place of business at 45 East Monterey Way, Phoenix, Arizona; and

        WHEREAS, Rocke is Chairman of the Board and Chief Executive Officer of Frontier; and

        WHEREAS, Rocke and Frontier have entered into a Employment Agreement dated August 10, 1995 (the "Employment Agreement"), pursuant to which Rocke has been engaged as the Chief Executive Officer of Frontier for a period ending on June 30, 2000; and

        WHEREAS, Rocke has advised Frontier of his desire to voluntarily retire on June 30, 1999 (the "Retirement Date"); and

        WHEREAS, the parties hereto desire to set forth their mutual agreement relating to such retirement and the termination of the Employment Agreement as of the Retirement Date.

        NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

        1. ENGAGEMENT Frontier will continue to employ and engage Rocke as its Chief Executive Officer pursuant to the Employment Agreement, and Rocke hereby agrees to serve in such capacity, until the Retirement Date.

        2. RESIGNATION. On the Retirement Date, Rocke will resign as an officer and employee of Frontier and each of its (their) direct and indirect subsidiaries. Following such resignation, Rocke will continue to serve as a member of the Board of Directors of Frontier Adjusters of America, Inc. until the next annual meeting of shareholders of said corporation and until his successor shall be elected and qualified. The parties agree that Rocke may thereafter be nominated for re-election to the Board of said corporation in the sole discretion of its Board of Directors and subject to the vote of its shareholders.

        3. TERMINATION OF EMPLOYMENT AGREEMENT. Effective upon the Retirement Date, the Employment Agreement shall terminate and be of no further force and effect. Rocke shall not be entitled to any severance or other payment or benefits with respect to his retirement or in consideration of his employment with or other service to Frontier, except for such compensation as he may be entitled to receive as a director of Frontier Adjusters of America, Inc. during his tenure as such and any benefits that he may be entitled to receive under this Agreement or the Frontier Adjusters Inc. Profit Sharing Plan.

        4.  (a)   SALARY  AND   EXPENSES.   Rocke  shall   continue  to  receive
                  semi-monthly   installments  of  his  salary,   determined  in
                  accordance  with  Section  Four of the  Employment  Agreement, until the Retirement  Date (or any earlier  termination of his
                  employment  with  Frontier),   plus   reimbursement   for  all
                  necessary  expenses  incurred  by  Rocke  while  traveling  or
                  otherwise   performing   services   pursuant   to   Frontier's
                  direction. On June 30, 1999, Frontier will pay to Rocke, in a lump sum, an amount equal to the salary that he would be entitled to receive under the Employment Agreement for the fiscal year beginning July 1, 1999 and ending on June 30, 2000.

            (b) BONUS COMPENSATION. Pursuant to and during the term of the Employment Agreement, Rocke is entitled to receive an annual bonus based upon Frontier's net income before taxes, determined in accordance with the formula set forth therein. Rocke will be entitled to receive such bonus for Frontier's fiscal year ending on June 30, 1999. Such bonus will be calculated at the end of such fiscal year and will be paid to Rocke no later than seventy-five (75) days after the termination thereof. On June 30, 1999, Rocke will also receive a lump sum payment of $20,000 in lieu of participating in Frontier's bonus and profit sharing plans for the fiscal year beginning July 1, 1999. By reason of his retirement, Rocke will not be entitled to receive any additional profit sharing distribution or bonus for any fiscal year or other period beginning on or after July 1, 1999.

        5. AUTOMOBILE. At the time of his retirement, Rocke will receive title to his company car.

        6. LIFE INSURANCE POLICY. At the time of Rocke's retirement, Frontier will transfer to Rocke ownership of the policy insuring Rocke's life currently held by Frontier.

        7. STORAGE FACILITIES. Rocke currently stores his collection of baseball and other sports cards and sports memorabilia ("Card Collection") in a storage room at the offices of Frontier at 45 Monterey Way, Phoenix, Arizona (the "Storage Facility"). Rocke may continue to store the Card Collection in the Storage Facility until June 30, 2000. Rocke agrees to bear sole responsibility for insuring the Card Collection against any and all damage, destruction or loss from fire, theft, vandalism or other cause and hereby releases Frontier, its affiliates, and each of their respective officers, directors, employees or agents, from any and all responsibility and liability for any loss, theft, damage or destruction of the Card Collection, or any item(s) therein, from any cause whatsoever, provided that the foregoing shall not release any individual(s) from any liability that may result from his/her/their acts of theft or arson or other action that can be classified as criminal.

        8. CONSULTING SERVICES . From and after the Retirement Date and until June 30, 2000 ("Service Period"), Rocke will be available to provide Frontier with consultation and advisory services on matters relating to Frontier's business. During the Service Period, Rocke will be available to consult with Frontier not more than 40 hours per month. Rocke will not be entitled to any compensation for such consulting services in addition to the amounts payable to Rocke pursuant to Section 4 hereof, but will be reimbursed for any out-of-pocket expenses that he reasonably incurs in the performance of such services. To facilitate the provision of such services, Rocke will be assigned an office (which he will share with Jean Ryberg) at Frontier's headquarters at 45 Monterey

Way, Phoenix, Arizona. The office assigned to Rocke will be either one that is currently occupied by Rocke or Ms. Ryberg or another office of equivalent size and utility. During the Service Period, Frontier will make available to Rocke such administrative support services (including secretarial support and office equipment) as shall be necessary for the proper discharge of his consulting responsibilities.

        9 ATHLETIC EVENTS. It is anticipated that from and after the date hereof, Frontier will purchase tickets for various professional or college sporting events. Rocke will have the right to purchase from Frontier season tickets for certain events, covering specific seats, as set forth in Exhibit A hereto, and will reimburse Frontier, at Frontier's cost, for all such tickets that he purchases. This right will survive the termination of this Agreement, but terminate on the death of Rocke.

        10. COBRA BENEFITS. Following the Retirement Date, Rocke will be entitled to continuation of his medical coverages, at the level of benefits to which he is entitled as of Retirement Date, pursuant to the provisions of COBRA, provided he then has a statutory right to COBRA benefits. Frontier agrees to pay the premiums for the COBRA benefits provided to Rocke pursuant to this Section through June 30, 2000, up to an amount not to exceed $600 per month, with any excess to be paid by Rocke. If Rocke is not eligible for COBRA benefits, Frontier will pay for any private insurance secured by Rocke in lieu thereof until June 30, 2000, up to an amount not exceeding $600 per month.

        11. RELEASE. In consideration of the covenants and agreements of Frontier hereunder, and payments to be made by Frontier pursuant hereto, Rocke hereby releases Frontier, its (their) affiliates and shareholders, and each of their respective representatives, officers, directors, employees and agents, from any and all actions, suits, claims, liabilities, obligations and demands, in law or equity, that Rocke ever had, now has or may hereafter have, by reason of or relating to any matter, cause or thing occurring or arising at any time prior to the Retirement Date, and particularly any claims relating in any way to Rocke's employment relationship or the termination of Rocke's employment relationship with Frontier, including (without limitation) any claim under the Age Discrimination in Employment Act, any claim arising under any federal, state, or local law, any common law claim and any claim under the Employment Agreement, but excepting the obligations undertaken by Frontier under this Agreement. Rocke understands that he may be replaced by Frontier with an individual who is younger than him, and Rocke expressly agrees that among the claims being released herein are any and all claims that might arise out of any such action by Frontier.

        12. WITHHOLDING. All payments made hereunder shall be subject to withholding of all applicable federal, state and local taxes or other items required by law to be withheld.

        13. UNDERSTANDING; NO OTHER REPRESENTATIONS. Rocke has read and understands all of the terms of this Agreement. Rocke signs this Agreement in exchange for the consideration to be given to him. Neither Frontier, nor any of its agents, representatives, or employees, have made any representations to Rocke concerning the terms or effects of this Agreement other than those contained in the Agreement.

        14. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party.

        15. NOTICES. All notices and other communications hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, or sent by documented overnight delivery service or, to the extent receipt is confirmed, by telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below, unless and until either of such parties notifies the other in accordance with this section of a change of address or change of telecopy number:

     If to Rocke:
                 ------------------------------------

                 ------------------------------------
                 Telecopy Number:
                                 --------------------

     If to Frontier:     Frontier Adjusters of America, Inc.
                         45 East Monterey Way, Suite 202
                         Phoenix, Arizona  85012
                         Attention:
                                  -------------------------
                         Telecopy Number:  602-279-5813

        16. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by either of the parties hereto without the prior written consent of the other party.

        17. AMENDMENTS AND WAIVERS. This Agreement may not be modified or amended except by an instrument in writing signed by the party against whom enforcement of any such modification or amendment is sought. Either party hereto may, only by an instrument in writing, waive compliance by the other party hereto with any term or provision hereof. The waiver by any party hereto of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach thereof.

        18. SEVERABILITY. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted by a court of competent jurisdiction rather than voided, if possible, in order to achieve the intent of the parties to this Agreement to the fullest extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the fullest extent permitted.

        19. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and there are no agreements, understandings, representations or warranties between the parties other than those set forth or referred to herein.

        20. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona without reference to the choice of law principles thereof.

ROCKE HAS READ AND UNDERSTANDS ALL OF THE TERMS OF THIS AGREEMENT AND ROCKE HAS BEEN ENCOURAGED TO CONSULT WITH AN ATTORNEY. ROCKE ACKNOWLEDGES THAT HE HAS BEEN GIVEN A PERIOD OF TWENTY-ONE (21) DAYS TO REVIEW THIS AGREEMENT WITH AN ATTORNEY AND CONSIDER ITS EFFECT, INCLUDING ROCKE'S RELEASE OF RIGHTS AND SEPARATION.

ROCKE ALSO ACKNOWLEDGES THAT HE HAS SEVEN (7) DAYS FOLLOWING EXECUTION OF THIS AGREEMENT TO REVOKE THIS AGREEMENT FOR ANY REASON AND IS HEREBY ADVISED THAT THIS AGREEMENT SHALL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL THE EXPIRATION OF THE SEVEN (7) DAY REVOCATION PERIOD.

        IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the date first above written.

                            ROCKE:

                            -------------------------------------
                            William J. Rocke


                            FRONTIER:
                            Frontier Adjusters of America, Inc., an
                            Arizona corporation

                            By:
                               ----------------------------------

                            Name:
                                 --------------------------------

                            Title:
                                  -------------------------------


                            Frontier Adjusters Inc., a Colorado
                            corporation

                            By:
                               ----------------------------------

                            Name:
                                 --------------------------------

                            Title:
                                  -------------------------------

                                   APPENDIX F
                      EXHIBIT E TO STOCK PURCHASE AGREEMENT

                                    AGREEMENT

        THIS AGREEMENT is made as of this day of , 19____ between Jean E. Ryberg (hereinafter referred to as "Ryberg") and Frontier Adjusters of America, Inc., an Arizona corporation, and Frontier Adjusters Inc., a Colorado corporation, (collectively referred to herein as "Frontier").

                                    RECITALS

        WHEREAS, Frontier is engaged in the insurance adjusting and franchising business and maintains its principal office and place of business at 45 East Monterey Way, Phoenix, Arizona; and

        WHEREAS, Ryberg is President of Frontier; and

        WHEREAS, Ryberg and Frontier have entered into a Employment Agreement dated August 10, 1995 (the "Employment Agreement"), pursuant to which Ryberg has been engaged as the President of Frontier for a period ending on June 30, 2000; and

        WHEREAS, Ryberg has advised Frontier of her desire to voluntarily retire on June 30, 1999 (the "Retirement Date"); and

        WHEREAS, the parties hereto desire to set forth their mutual agreement relating to such retirement and the termination of the Employment Agreement as of the Retirement Date.

        NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

        1. ENGAGEMENT Frontier will continue to employ and engage Ryberg as its President pursuant to the Employment Agreement, and Ryberg hereby agrees to serve in such capacity, until the Retirement Date.

        2. RESIGNATION. On the Retirement Date, Ryberg will resign as an officer and employee of Frontier and each of its (their) direct and indirect subsidiaries. Following such resignation, Ryberg will continue to serve as a member of the Board of Directors of Frontier Adjusters of America, Inc. until the next annual meeting of shareholders of said corporation and until her successor shall be elected and qualified. The parties agree that Ryberg may thereafter be nominated for re-election to the Board of said corporation in the sole discretion of its Board of Directors and subject to the vote of its shareholders.

        3. TERMINATION OF EMPLOYMENT AGREEMENT. Effective upon the Retirement Date, the Employment Agreement shall terminate and be of no further force and effect. Ryberg shall not be entitled to any severance or other payment or benefits with respect to her retirement or in consideration of her employment with or other service to Frontier, except for such compensation as she may be entitled to receive as a director of Frontier Adjusters of America, Inc. during her tenure as such and any benefits that she may be entitled to receive under this Agreement or the Frontier Adjusters Inc. Profit Sharing Plan.

        4.  (a)   SALARY  AND  EXPENSES.   Ryberg  shall   continue  to  receive
                  semi-monthly   installments  of  her  salary,   determined  in
                  accordance  with  Section  Four of the  Employment  Agreement, until the Retirement  Date (or any earlier  termination of her
                  employment  with  Frontier),   plus   reimbursement   for  all
                  necessary  expenses  incurred  by Ryberg  while  traveling  or
                  otherwise   performing   services   pursuant   to   Frontier's
                  direction. On June 30, 1999, Frontier will pay to Ryberg, in a lump sum, an amount equal to the salary that she would be entitled to receive under the Employment Agreement for the fiscal year beginning July 1, 1999 and ending on June 30, 2000.

            (b) BONUS COMPENSATION. Pursuant to and during the term of the Employment Agreement, Ryberg is entitled to receive an annual bonus based upon Frontier's net income before taxes, determined in accordance with the formula set forth therein. Ryberg will be entitled to receive such bonus for Frontier's fiscal year ending on June 30, 1999. Such bonus will be calculated at the end of such fiscal year and will be paid to Ryberg no later than seventy- five (75) days after the termination thereof. On June 30, 1999, Ryberg will also receive a lump sum payment of $20,000 in lieu of participating in Frontier's bonus and profit sharing plans for the fiscal year beginning July 1, 1999. By reason of her retirement, Ryberg will not be entitled to receive any additional profit sharing distribution or bonus for any fiscal year or other period beginning on or after July 1, 1999.

        5. AUTOMOBILE. At the time of her retirement, Ryberg will receive title to her company car.

        6. LIFE INSURANCE POLICY. At the time of Ryberg's retirement, Frontier will transfer to Ryberg ownership of the policy insuring Ryberg's life currently held by Frontier.

        7. CONSULTING SERVICES . From and after the Retirement Date and until June 30, 2000 ("Service Period"), Ryberg will be available to provide Frontier with consultation and advisory services on matters relating to Frontier's business. During the Service Period, Ryberg will be available to consult with Frontier not more than 40 hours per month. Ryberg will not be entitled to any compensation for such consulting services in addition to the amounts payable to Ryberg pursuant to Section 4 hereof, but will be reimbursed for any out-of-pocket expenses that she reasonably incurs in the performance of such services. To facilitate the provision of such services, Ryberg will be assigned an office (which she will share with Bill Rocke) at Frontier's headquarters at 45 Monterey Way, Phoenix, Arizona. The office assigned to Ryberg will be either one that is currently occupied by Ryberg or Mr. Rocke or another office of equivalent size and utility. During the Service Period, Frontier will make available to Ryberg such administrative support services (including secretarial support and office equipment) as shall be necessary for the proper discharge of her consulting responsibilities.

        8. COBRA BENEFITS. Following the Retirement Date, Ryberg will be entitled to continuation of her medical coverages, at the level of benefits to which she is entitled as of Retirement Date, pursuant to the provisions of COBRA, provided she then has a statutory right to COBRA benefits. Frontier agrees to pay the premiums for the COBRA benefits provided to Ryberg pursuant to this Section through June 30, 2000, up to an amount not to exceed $600 per month, with any excess to be paid by Ryberg. If Ryberg is not eligible for COBRA benefits, Frontier will pay for any private insurance purchased by Ryberg in lieu thereof until June 30, 2000, up to an amount not exceeding $600 per month.

        9. RELEASE. In consideration of the covenants and agreements of Frontier hereunder, and the payments to be made by Frontier pursuant hereto, Ryberg hereby releases Frontier, its (their) affiliates and shareholders, and each of their respective representatives, officers, directors, employees and agents, from any and all actions, suits, claims, liabilities, obligations and demands, in law or equity, that Ryberg ever had, now has or may hereafter have, by reason of or relating to any matter, cause or thing occurring or arising at any time prior to the Retirement Date, and particularly any claims relating in any way to Ryberg's employment relationship or the termination of Ryberg's employment relationship with Frontier, including (without limitation) any claim under the Age Discrimination in Employment Act, any claim arising under any federal, state, or local law, any common law claim and any claim under the Employment Agreement, but excepting the obligations undertaken by Frontier under this Agreement. Ryberg understands that she may be replaced by Frontier with an individual who is younger than her, and Ryberg expressly agrees that among the claims being released herein are any and all claims that might arise out of any such action by Frontier.

        10. WITHHOLDING. All payments made hereunder shall be subject to withholding of all applicable federal, state and local taxes or other items required by law to be withheld.

        11. UNDERSTANDING; NO OTHER REPRESENTATIONS. Ryberg has read and understands all of the terms of this Agreement. Ryberg signs this Agreement in exchange for the consideration to be given to her. Neither Frontier, nor any of its agents, representatives, or employees, have made any representations to Ryberg concerning the terms or effects of this Agreement other than those contained in the Agreement.

        12. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party.

        13. NOTICES. All notices and other communications hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, or sent by documented overnight delivery service or, to the extent receipt is confirmed, by telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below, unless and until either of such parties notifies the other in accordance with this section of a change of address or change of telecopy number:

           If to Ryberg:
                              ----------------------------------------
                              Telecopy Number:
                                              ------------------------

           If to Frontier:    Frontier Adjusters of America, Inc.
                              45 East Monterey Way, Suite 202
                              Phoenix, Arizona  85012
                              Attention:
                                        ------------------------------
                              Telecopy Number:  602-279-5813

        14. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by either of the parties hereto without the prior written consent of the other party.

        15. AMENDMENTS AND WAIVERS. This Agreement may not be modified or amended except by an instrument in writing signed by the party against whom enforcement of any such modification or amendment is sought. Either party hereto may, only by an instrument in writing, waive compliance by the other party hereto with any term or provision hereof. The waiver by any party hereto of a breach of any term or provision hereof shall not be construed as a waiver of any subsequent breach thereof.

        16. SEVERABILITY. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted by a court of competent jurisdiction rather than voided, if possible, in order to achieve the intent of the parties to this Agreement to the fullest extent possible. In any event, all other provisions of this Agreement shall be deemed valid and enforceable to the fullest extent permitted.

        17. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and there are no agreements, understandings, representations or warranties between the parties other than those set forth or referred to herein.

        18. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona without reference to the choice of law principles thereof.

RYBERG HAS READ AND UNDERSTANDS ALL OF THE TERMS OF THIS AGREEMENT AND RYBERG HAS BEEN ENCOURAGED TO CONSULT WITH AN ATTORNEY. RYBERG ACKNOWLEDGES THAT SHE HAS BEEN GIVEN A PERIOD OF TWENTY-ONE (21) DAYS TO REVIEW THIS AGREEMENT WITH AN ATTORNEY AND CONSIDER ITS EFFECT, INCLUDING RYBERG'S RELEASE OF RIGHTS AND SEPARATION. RYBERG ALSO ACKNOWLEDGES THAT SHE HAS SEVEN (7) DAYS FOLLOWING EXECUTION OF THIS AGREEMENT TO REVOKE THIS AGREEMENT FOR ANY REASON AND IS HEREBY ADVISED THAT THIS AGREEMENT SHALL NOT BECOME EFFECTIVE OR ENFORCEABLE UNTIL THE EXPIRATION OF THE SEVEN (7) DAY REVOCATION PERIOD.

        IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the date first above written.

                            ROCKE:

                            -------------------------------------
                            William J. Rocke


                            FRONTIER:
                            Frontier Adjusters of America, Inc., an
                            Arizona corporation

                            By:
                               ----------------------------------

                            Name:
                                 --------------------------------

                            Title:
                                  -------------------------------


                            Frontier Adjusters Inc., a Colorado
                            corporation

                            By:
                               ----------------------------------

                            Name:
                                 --------------------------------

                            Title:
                                  -------------------------------

                                   APPENDIX G
                      EXHIBIT F TO STOCK PURCHASE AGREEMENT

                       (FORM OF INSIDER SUPPORT AGREEMENT)

                               November ___, 1998


United Financial Adjusting Company
747 Alpha Drive
Highland Heights, Ohio 44143

       Re:   Insider Support Agreement

Ladies and Gentlemen:

     The undersigned understands that United Financial Adjusting Company, an Ohio corporation ("UFAC" or "you"), and Frontier Adjusters of America, Inc. ("Frontier"), are entering into a Stock Purchase Agreement to be dated on or about the date hereof (the "Purchase Agreement"), providing for, among other things, UFAC's purchase of shares of preferred stock, $.01 par value per share (the "Preferred Shares"), of Frontier, that are convertible into shares of common stock, $.01 par value per share (the "Common Shares"), of Frontier (the "Share Purchase"). Under the rules of the American Stock Exchange, consummation of the Share Purchase will require the approval of the shareholders of Frontier.

     The undersigned is a shareholder of Frontier (the "Shareholder") and acknowledges that UFAC would not enter into the Purchase Agreement without the execution and delivery of this letter agreement. The Shareholder is entering into this letter agreement to induce you to enter into the Purchase Agreement and the transactions and agreements contemplated thereby, including the Share Purchase and the issuance of Common Shares upon conversion of the Preferred Shares (the Purchase Agreement, the Share Purchase and such transactions and agreements collectively, the "Transactions").

     The Shareholder confirms its agreement with you as follows:

     1. The Shareholder represents and warrants that Schedule I annexed hereto sets forth the Common Shares of which the Shareholder or any affiliate (as defined under the Securities Exchange Act of 1934, as amended) of the Shareholder controlled by the Shareholder (a "Controlled Affiliate") is the beneficial owner (the "Shares") and that the Shareholder and the Controlled Affiliates are on the date hereof the lawful owners of the number of Shares set forth in Schedule I, free and clear of all liens, charges, encumbrances, voting agreements and commitments of any kind, except as disclosed in Schedule I. Except for the Shares set forth in Schedule I, neither the Shareholder nor any Controlled Affiliate owns or holds any rights to acquire any additional Common Shares (other than pursuant to options or conversion rights with regard to any of the Shares, in each case as disclosed in Schedule I) or any interest therein or any voting rights with respect to any such additional shares.

     2. Until the termination of this letter agreement in accordance with paragraph 12, the Shareholder agrees that he/she will not, and will not permit any Controlled Affiliate to, contract to sell, sell or otherwise transfer or dispose of any of the Shares or any interest therein or securities convertible into Common Shares, or any voting rights with respect thereto, without your prior written consent.

     3. The Shareholder agrees that, during the term of this letter agreement, neither he/she nor any Controlled Affiliate will take any action that Frontier would be prohibited from taking under Section 5.4 of the Purchase Agreement.

     4. The Shareholder agrees that during the term of this letter agreement all of the Common Shares beneficially owned by the Shareholder or any Controlled Affiliate, or over which the

United Financial Adjusting Company
November ___, 1998
Page 2

Shareholder or any Controlled Affiliate has voting power or control, directly or indirectly, including any such shares acquired after the date hereof but prior to the record date for any meeting of shareholders of Frontier called to consider and vote on Transactions or any Acquisition Proposal (as defined in the Purchase Agreement), will be voted by the Shareholder or such Controlled Affiliates, or any representative or proxy thereof, as applicable, in favor of the approval of the Transactions and for the election to the Board of Directors of Frontier (the "Board") of a sufficient number of nominees selected by UFAC to constitute a majority of the membership of the Board.

     5. The Shareholder agrees that, if the Shareholder is a member of the Board and he/she determines in his/her good faith judgment, after consultation with legal counsel, that in the exercise of his/her fiduciary obligations it is prudent to vote against any such individual nominated by UFAC, the Shareholder shall provide written notice to UFAC at least ten (10) days prior to the Closing Date (as defined in the Purchase Agreement), listing the name of such individual and the reasons for such determination, and in such event the Shareholder will vote in favor of a substitute nominee designated by UFAC, subject to the Shareholder's rights under this paragraph 5. UFAC will provide Frontier with a list of nominees, including summary biographical data, at least twenty (20) days prior to the Closing Date.

     6. The Shareholder agrees to execute, and to cause each Controlled Affiliate to execute, such proxies and other instruments, and to take and to cause each Controlled Affiliate to take such actions, as may be necessary to cause all of the shares referred to in paragraph 4 to be so voted.

     7. The Shareholder has all necessary power and authority to enter into this letter agreement. This letter agreement is the legal, valid and binding agreement of the Shareholder, and is enforceable against the Shareholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity. This letter agreement shall inure to the benefit of the parties hereto and the successors and assigns of UFAC.

     8. The Shareholder agrees that damages are an inadequate remedy for the breach by the Shareholder of any term or condition of this letter agreement and that you shall be entitled to a temporary restraining order and preliminary and permanent injunctive relief in order to enforce our agreements herein.

     9. Except to the extent that the laws of the jurisdiction of organization of any party hereto, or any other jurisdiction, are mandatorily applicable to matters arising under or in connection with this letter agreement, this letter agreement shall be governed by the laws of the State of Arizona. All actions and proceedings arising out of or relating to this letter agreement shall be heard and determined in any United States District Court located in the Arizona District.

     10. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of any United States District Court located in the Arizona District, for the purpose of any action or proceeding arising out of or relating to this letter agreement and each of the parties hereto irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined exclusively in such court. Each of the parties hereto agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     The Shareholder hereby irrevocably appoints Frontier, at the address set forth in the Purchase Agreement, as its lawful agent in and for the State of Arizona, for and in its behalf, to accept and acknowledge service of, and upon whom may be served, all necessary processes in any action, suit, or
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United Financial Adjusting Company
November ___, 1998
Page 3

proceeding arising under this Agreement that may be had or brought against it in any United States District Court located in the Arizona District, such service of process or notice, or the acceptance thereof by said agent endorsed thereon, to have the same force and effect as if served upon such corporation or individual. Nothing in this paragraph 10 shall affect the right of any party hereto to serve legal process in any other manner permitted by law. The
Shareholder hereby waives all defenses of improper venue and forum non conveniens with respect to any action, suit, or proceeding brought in the any such court and arising under this letter agreement.

     11. This letter agreement constitutes the entire agreement between the parties hereto with respect to the matters covered hereby and supersedes all prior agreements, understandings or representations between the parties, written or oral, with respect to the subject matter hereof.

     12. This letter agreement shall become effective as of December 4, 1998. This letter agreement shall remain in effect until, and shall terminate automatically without the need for any notice or other action by either party upon, the later of (i) the completion of the Share Purchase, and (ii) the date on which the Board consists of a majority of members designated by UFAC in accordance with Section 6.2(a) of the Purchase Agreement.
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United Financial Adjusting Company
November ___, 1998
Page 4

     Please confirm that the foregoing correctly states the understanding between us by signing and returning to me a counterpart hereof.





                                        ----------------------------------------
                                        (Shareholder Name)


Confirmed on the date
first above written

United Financial Adjusting Company,
an Ohio corporation

By:
   ----------------------------------

Name:
     --------------------------------

Title:
      -------------------------------